[GRAPHIC]

[MFS INVESTMENT MANAGEMENT LOGO]

MFS(R) MUNICIPAL
SERIES TRUST

ANNUAL REPORT - MARCH 31, 2002

FOR THE STATES OF: MISSISSIPPI,
NEW YORK, NORTH CAROLINA,
PENNSYLVANIA, SOUTH CAROLINA,
TENNESSEE, VIRGINIA, AND WEST VIRGINIA

TABLE OF CONTENTS

Letter from the Chairman                                                       1
Management Review and Outlook                                                  3
Performance Summary                                                            5
Results of Shareholder Meeting                                                15
Portfolio of Investments                                                      17
Financial Statements                                                          38
Notes to Financial Statements                                                 65
Independent Auditors' Report                                                  74
Trustees and Officers                                                         76


     MFS(R) PRIVACY POLICY

     At MFS(R), we are committed to protecting your privacy.

     On behalf of the MFS Family of Funds(R), the MFS(R) Institutional Trusts, the Vertex(SM) Funds, Massachusetts Financial Services Company, and certain affiliates(1) (collectively, "MFS," "we," "us" or "our"), this privacy policy outlines certain of our policies designed to maintain the privacy of your nonpublic personal information.

     Nonpublic personal information includes much of the information you provide to us and the related information about you and your transactions involving your MFS investment product or service. Examples of nonpublic personal information include the information you provide on new account applications for MFS investment products or services, your share balance or transactional history, and the fact that you are a customer of MFS.

     We may collect nonpublic personal information about you from the following sources:

          -    information we receive from you on applications or other forms

          - information about your transactions with us, our affiliates, or others, and

          -    information we receive from a consumer reporting agency

     We do not disclose any nonpublic personal information about our customers or former customers to anyone except as permitted by law. We may disclose all of the information we collect, as described above, to companies that perform marketing services on our behalf or to other financial institutions with whom we have joint marketing arrangements.

     We restrict access to nonpublic personal information about you to personnel who are necessary or appropriate to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal regulations to guard your nonpublic personal information.

     Our privacy policy applies only to individual MFS investors who have a direct relationship with us. If you own MFS products or receive MFS investment services in the name of a third-party broker-dealer, bank, investment adviser or other financial service provider, that third-party's privacy policy may apply to you and our privacy policy may not.

     If you have any questions with respect to MFS' privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

     (1) MFS Institutional Advisors, Inc., Vertex Investment Management, Inc., MFS Original Research Advisors, LLC, MFS Original Research Partners, LLC, MFS(R) Heritage Trust Company(SM), and MFS Fund Distributors, Inc.


                NOT FDIC INSURED MAY LOSE VALUE NO BANK GUARANTEE

           NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

LETTER FROM THE CHAIRMAN

[PHOTO OF JEFFREY L. SHAMES]
JEFFREY L. SHAMES

DEAR SHAREHOLDERS,

The markets this year have presented a mixed picture for investors, with bond markets showing modest advances and many equity indices giving up most of their gains since last September and October. Federal Reserve Board (Fed) Chairman Alan Greenspan has declared that, in fact, the recession is over, and many financial experts have agreed with him. We think the questions on investors' minds are:

     -    Is the recession genuinely over?

     -    If it is, should I change my portfolio to prepare for a recovery?

THE WORST SEEMS TO BE OVER

According to many economists, the recession is technically over. We are beginning to see growth again in the U.S. economy and in economies around the globe. But we would qualify that with a caution that the exciting growth rates of the 1990s are not coming back any time soon.

Our view of the situation is that corporate profits still look weak, despite the recession being over. We think the markets may be bumping along the bottom for a bit longer before a recovery gathers steam. Firms in many industries are still dogged by excess capacity built up in the 1990s, and we think that may slow the growth of corporate profits for a while longer. A recent statement by IBM's chief financial officer, explaining why first-quarter earnings would miss analysts' expectations, summarized the wait-and-see attitude we are seeing in much of corporate America: "Many of our customers chose to reduce or defer capital spending decisions until they see a sustained improvement in their business."(1)

SHOULD I CHANGE MY PORTFOLIO?

Should you be adjusting your portfolio to anticipate an eventual recovery? This is a question best discussed with your investment professional. However, we would contend that changing one's portfolio in response to short-term events, known as market timing, is a strategy that few investors have been able to execute successfully over the long term. Our experience has been that a long-term financial plan, developed with the help of an investment professional, may offer a better chance of riding out economic cycles and working toward your long-term investment goals.

Recent events, we think, offer evidence to support that view. For example, two traditional elements of a long-term financial plan are setting reasonable expectations and diversifying among asset classes -- such as growth stocks, value stocks, and bonds.

In the late 1990s, it was tempting to raise our long-term expectations as we experienced several years of over-20% growth in equity markets. News stories often suggested this was the new norm, declaring that a "new economy" had vanquished the "old economy" -- and its historical average annual returns that had been closer to 10% for stocks.

Adjusting one's financial plan to agree with that view, however, could have proven disastrous over the past few years. On the other hand, a look at long-term history might have prepared an investor for realistic returns. For example, as of March 31, 2002, the 3-, 5-, 10-, and 20-year average annual returns for the Standard & Poor's 500 Stock Index, a commonly used measure of the broad stock market, were -2.54%, 10.17%, 13.25%, and 15.69%.(2)

In addition to unrealistic expectations, another investment trap of the 1990s was believing that growth stocks would always reign supreme. A financial plan that included a range of asset classes, however -- recognizing that individual asset classes frequently go in and out of favor -- could have helped an investor over the past two difficult years, when both bonds and value stocks significantly outperformed growth stocks.(3)

We should, however, note that if your personal situation or financial goals change, your financial plan may need to change as well. For that reason, we suggest that you and your investment professional revisit your long-term plan regularly to assess your progress and make course corrections as necessary.

DEJA VU

The points we've just made, of course, are familiar to most investors. As baseball great Yogi Berra said, "This is like Deja Vu all over again." What's new, however, is the historical context that validates the old familiar strategies.

This spring marks the second anniversary of the start of a severe market downturn that generally is recognized as the worst time for investors since the 1970s. But the downturn also demonstrated, in our opinion, that short-term events are significantly less important for investors than tried-and-true strategies, including sticking to a long-term plan, setting realistic expectations, and diversifying among asset classes.

As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

Respectfully,


/s/ JEFFREY L. SHAMES
JEFFREY L. SHAMES
CHAIRMAN AND CHIEF EXECUTIVE OFFICER
MFS INVESTMENT MANAGEMENT(R)

April 15, 2002

(1)  Source: THE WALL STREET JOURNAL ONLINE, April 8, 2002.

(2)  Source: Lipper Inc.

(3) For the two-year period ended March 31, 2002, bonds, as represented by the Lehman Brothers Aggregate Bond Index, delivered an average annual return of 8.88%; value stocks, as represented by the Russell 1000 Value Index, delivered an average annual return of 2.31%; and growth stocks, as represented by the Russell 1000 Growth Index, delivered an average annual return of -25.08%. Source: Lipper Inc.

     The Lehman Brothers Aggregate Bond Index is unmanaged and is composed of all publicly issued obligations of the U.S. Treasury and government agencies, all corporate debt guaranteed by the U.S. government, all fixed-rate non-convertible investment-grade domestic corporate debt, and all fixed-rate securities backed by mortgage pools of the Government National Mortgage Association (GNMA), the Federal Home Loan Mortgage Corporation (FHLMC), and the Federal National Mortgage Association (FNMA). The Russell 1000 Value Index measures the performance of large-cap U.S. value stocks. The Russell 1000 Growth Index measures the performance of large-cap U.S. growth stocks.

The opinions expressed in this letter are those of MFS, and no forecasts can be guaranteed. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

It is not possible to invest directly in an index.

MANAGEMENT REVIEW AND OUTLOOK

DEAR SHAREHOLDERS,

The economic environment during the twelve months ended March 31, 2002, was a challenging one for investors in fixed-income securities, including municipal bonds. Interest rates on all maturities experienced wide variations and the shape of the yield curve changed dramatically over the period. Overall, yields on securities with maturities less than four years were modestly lower, while yields on longer maturities rose slightly. However, these small changes belie the actual volatility experienced during this time.

During the first half of the period, interest rates on all maturities generally moved lower as the downturn in economic activity, which started in the fourth quarter of 2000, persisted throughout the summer of 2001 and into the fall. The events of September 11 heightened concern that the recession would deepen. In response, the Federal Reserve Board (the Fed) continued to aggressively lower the federal funds rate in an effort to stimulate the economy. Fiscal policy also eased dramatically in support of the Fed's efforts at spurring growth; lower tax rates and tax refunds helped consumer spending to remain relatively strong throughout the period.

As the fourth quarter of 2001 unfolded, economic data portrayed an economy that was rebounding from the slowdown, much to the surprise of most market participants, who we think expected a longer period of weak growth. As early signs of an economic recovery emerged, bond investors turned their attention to determining the strength and sustainability of any recovery and the potential for higher inflation.

In response to this up-tick in growth, the Fed left interest rates unchanged at both its January and March meetings and, even more importantly, changed its outlook from an easing bias to a neutral bias. The combination of a nascent economic rebound and a shift in Fed policy caused long-term rates to rise through the end of the period. For the 12 months as a whole, long-term rates fell in the first half of the period and rose in the second half.

We think this type of volatile interest rate environment supports our belief that attempting to forecast interest rate changes -- and using those forecasts to try to improve a fund's performance -- is a very risky long-term strategy. For this reason we have tended to keep the funds' durations roughly neutral to those of their peers. (Duration is a measure of a fund's sensitivity to changes in interest rates.)

Looking at factors that affected performance, we believe the two main areas in which our investment process added value were positioning on the yield curve and security selection. (A yield curve for bonds shows the relationship between interest rate, or yield, and time remaining to maturity; under normal circumstances, bonds with longer maturities pay higher interest rates but are also more sensitive to changes in interest rates.) We've said in previous reports that we believe the 15- to 20-year area of the yield curve is the "sweet spot," the optimal area of the curve. Over the long term, our research has shown that 15- to 20-year bonds have historically tended to deliver nearly as much yield as longer-term bonds -- but with less interest rate volatility.

Over the period, that was indeed the case. Although 15- to 20-year bonds lost some value because long-term rates rose, they did not lose as much value as 20- to 30-year bonds. So within our competitive universe, our overweighting in the 15- to 20-year area of the yield curve helped relative performance over the period.

We think our health care holdings demonstrated how security and sector selection added value. In previous reports we've written about our overweight position in health care, a sector that was out of favor but that we felt had strong potential. Over the period, we saw that potential bear fruit as credit quality improved in the sector as a whole and health care outperformed most other sectors. Our research indicated investors were still being paid more interest to own health care bonds than comparable bonds in most other sectors, so we think we may be in the middle stages of a positive long-term story for our health care investments.

State budgets made headlines over the period, as the recession led to lower tax revenues that caused a number of states to go from budget surpluses to budget shortfalls. We saw credit quality in general decrease at the state level, but so far the effect on the municipal market has been minimal. Bonds such as state and municipal general obligation bonds are backed by tax revenues, so the big question, in our view, is how long those revenues will take to recover. Our experience in previous downturns has been that tax revenues have not bounced back as quickly as the general economy, so we think states will have to dip fairly deeply into their rainy day funds to balance their budgets. Our analysts have been looking carefully at our tax-backed holdings for potential problems.

One way we responded to the situation was to favor insured bonds for some of our new purchases. These bonds have insurance to cover the timely payment of principal and interest, in case the issuer gets into trouble. In return for this increased safety, however, these bonds pay a slightly lower interest rate.

Looking ahead, the Fed has signaled that its next interest rate move will likely be an increase, although that may not happen for several months. Some might say that any Fed rate increase will be bad for bond investors; we think that may not be the case. Since the market now expects the Fed to raise rates, we feel the market has already priced in the impact of a rate increase on long-term bond prices over the next several months.

We believe the environment may still be good for bonds, especially in the 15- to 20-year area of the yield curve. As opposed to this past period, when shorter was better, we think any Fed rate increases could be worse for shorter maturity bonds, where we have been underweighted.

Looking at the long end of the curve, we would argue that low inflation may allow interest rates to remain relatively stable. In fact, looking at recessions over the past 30 to 40 years, our research indicates that inflation rates generally declined in the first year coming out of a recession, and we think that could be the case again. So in the near term, our expectation is that the yield curve may flatten as short-term rates rise and long-term rates remain rather stable. In that environment, we think finding attractive bonds in sectors that may potentially outperform may be the best way for us to add value for investors.

Respectfully,

/s/ Michael L. Dawson

Michael L. Dawson
Portfolio Manager

/s/ Geoffrey L. Schechter

Geoffrey L. Schechter
Portfolio Manager

The opinions expressed in this report are those of MFS and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The portfolios are actively managed, and current holdings may be different.

     PORTFOLIO MANAGERS' PROFILES

     MICHAEL L. DAWSON IS VICE PRESIDENT OF MFS INVESTMENT MANAGEMENT(R) (MFS(R)) AND A PORTFOLIO MANAGER OF ALL STATE MUNICIPAL BOND FUNDS. HE ALSO MANAGES OTHER NATIONAL MUNICIPAL BOND PORTFOLIOS FOR MFS. MICHAEL JOINED MFS IN 1998. HE WAS NAMED ASSISTANT VICE PRESIDENT AND PORTFOLIO MANAGER IN 1999 AND VICE PRESIDENT IN 2001. PRIOR TO JOINING MFS, MICHAEL WORKED IN INSTITUTIONAL SALES - FIXED INCOME FOR FIDELITY CAPITAL MARKETS AND GOLDMAN SACHS. PRIOR TO THAT, HE WAS A RESEARCH ANALYST IN THE MUNICIPAL BOND GROUP AT FRANKLIN TEMPLETON. HE IS A GRADUATE OF SANTA CLARA UNIVERSITY AND RECEIVED AN M.B.A. DEGREE FROM BABSON COLLEGE IN 1999. HE IS A MEMBER OF THE BOSTON MUNICIPAL ANALYSTS FORUM AND THE NATIONAL FEDERATION OF MUNICIPAL ANALYSTS.

     GEOFFREY L. SCHECHTER, CFA, CPA, IS VICE PRESIDENT OF MFS INVESTMENT MANAGEMENT(R) (MFS(R)) AND A PORTFOLIO MANAGER OF OUR MUNICIPAL BOND FUNDS. HE ALSO MANAGES SEVERAL OTHER STATE MUNICIPAL BOND PORTFOLIOS FOR MFS. HE JOINED MFS AS INVESTMENT OFFICER IN 1993 AFTER WORKING AS A MUNICIPAL CREDIT ANALYST WITH A MAJOR INSURANCE COMPANY. HE WAS NAMED PORTFOLIO MANAGER IN 1993, ASSISTANT VICE PRESIDENT IN 1994, AND VICE PRESIDENT IN 1995. GEOFF IS A GRADUATE OF THE UNIVERSITY OF TEXAS AND HAS AN M.B.A. DEGREE FROM BOSTON UNIVERSITY. HE HOLDS THE CHARTERED FINANCIAL ANALYST
     (CFA) AND CERTIFIED PUBLIC ACCOUNTANT (CPA) DESIGNATIONS.

     ALL PORTFOLIO MANAGERS AT MFS ARE SUPPORTED BY AN INVESTMENT STAFF OF OVER 160 PROFESSIONALS UTILIZING MFS ORIGINAL RESEARCH(R), A GLOBAL, ISSUER-ORIENTED, BOTTOM-UP PROCESS OF SELECTING SECURITIES.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including the exchange privilege and charges and expenses, for any MFS product is available from your investment professional or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

PERFORMANCE SUMMARY

     FUND FACTS

     OBJECTIVE:     EACH FUND SEEKS CURRENT INCOME EXEMPT FROM FEDERAL INCOME
                    TAXES AND FROM THE PERSONAL INCOME TAXES, IF ANY, OF THE
                    STATE TO WHICH ITS NAME REFERS.

     COMMENCEMENT OF INVESTMENT OPERATIONS:

     MISSISSIPPI                                              AUGUST 6, 1992
     NEW YORK                                                 JUNE 6, 1988
     NORTH CAROLINA                                           OCTOBER 31, 1984
     PENNSYLVANIA                                             FEBRUARY 1, 1993
     SOUTH CAROLINA                                           OCTOBER 31, 1984
     TENNESSEE                                                AUGUST 12, 1988
     VIRGINIA                                                 OCTOBER 31, 1984
     WEST VIRGINIA                                            OCTOBER 31, 1984

     NET ASSETS AS OF MARCH 31, 2002:

     MISSISSIPPI                                              $ 86.2 MILLION
     NEW YORK                                                 $161.8 MILLION
     NORTH CAROLINA                                           $384.5 MILLION
     PENNSYLVANIA                                             $ 75.9 MILLION
     SOUTH CAROLINA                                           $155.6 MILLION
     TENNESSEE                                                $127.5 MILLION
     VIRGINIA                                                 $336.7 MILLION
     WEST VIRGINIA                                            $138.1 MILLION

     CLASS INCEPTION:

     MISSISSIPPI                      CLASS A                 AUGUST 6, 1992
                                      CLASS B                 SEPTEMBER 7, 1993
     NEW YORK                         CLASS A                 JUNE 6, 1988
                                      CLASS B                 SEPTEMBER 7, 1993
                                      CLASS C                 DECEMBER 11, 2000
     NORTH CAROLINA                   CLASS A                 OCTOBER 31, 1984
                                      CLASS B                 SEPTEMBER 7, 1993
                                      CLASS C                 JANUARY 3, 1994
     PENNSYLVANIA                     CLASS A                 FEBRUARY 1, 1993
                                      CLASS B                 SEPTEMBER 7, 1993
     SOUTH CAROLINA                   CLASS A                 OCTOBER 31, 1984
                                      CLASS B                 SEPTEMBER 7, 1993
     TENNESSEE                        CLASS A                 AUGUST 12, 1988
                                      CLASS B                 SEPTEMBER 7, 1993
     VIRGINIA                         CLASS A                 OCTOBER 31, 1984
                                      CLASS B                 SEPTEMBER 7, 1993
                                      CLASS C                 JANUARY 3, 1994
     WEST VIRGINIA                    CLASS A                 OCTOBER 31, 1984
                                      CLASS B                 SEPTEMBER 7, 1993

The following information illustrates the historical performance of each fund's original share class in comparison to various market indicators. Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including the reinvestment of dividends and capital gains distributions. Each fund's results have been compared to the average relevant state municipal debt fund tracked by Lipper Inc., an independent firm that reports mutual fund performance. For those states where Lipper does not track state-specific fund performance, we have provided the average "other state" municipal debt fund returns. Each fund's results have also been compared to the Lehman Brother Municipal Bond Index, an unmanaged index of investment-grade bonds. However, while this index is considered the benchmark for the performance of municipal bond funds, it is comprised of municipal bonds issued nationwide, while each of the funds is limited to investing in the bonds of a particular state. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. The performance of other share classes will be greater than or less than the line shown (See Notes to Performance Summary.) It is not possible to invest directly in an index.

MFS(R) MISSISSIPPI MUNICIPAL BOND FUND
GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
(For the period from the commencement of the fund`s investment operations, August 6, 1992, through March 31, 2002. Index information is from August 1, 1992.)

[CHART]

                        MFS MISSISSIPPI               LEHMAN BROTHERS
                         MUNICIPAL BOND                MUNICIPAL BOND
                         FUND - CLASS A                         INDEX
    8/92                      $9,525.00                    $10,000.00
    3/94                     $10,085.00                    $10,770.00
    3/96                     $11,553.00                    $12,540.00
    3/98                     $13,496.00                    $14,640.00
    3/00                     $14,170.00                    $15,535.00
    3/02                     $16,129.00                    $17,889.00

TOTAL RATES OF RETURN THROUGH MARCH 31, 2002

                                                                                                            CLASS A
                                                       --------------------------------------------------------------
                                                        1 YEAR           3 YEARS           5 YEARS            LIFE*
---------------------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge          +3.45%           +13.16%           +32.68%          +69.33%

Average Annual Total Return Excluding Sales Charge      +3.45%           + 4.21%           + 5.82%          + 5.61%

Average Annual Total Return Including Sales Charge      -1.46%           + 2.53%           + 4.79%          + 5.08%
                                                                                                            CLASS B
                                                       --------------------------------------------------------------
                                                       1 YEAR           3 YEARS           5 YEARS             LIFE*
---------------------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge         +2.62%           +10.49%           +27.55%           +57.77%

Average Annual Total Return Excluding Sales Charge     +2.62%           + 3.38%           + 4.99%           + 4.84%

Average Annual Total Return Including Sales Charge     -1.31%           + 2.47%           + 4.66%           + 4.84%
                                                                                              COMPARATIVE INDICES++
                                                       --------------------------------------------------------------
                                                        1 YEAR           3 YEARS           5 YEARS            LIFE*
---------------------------------------------------------------------------------------------------------------------
Average "other state" municipal debt fund+              +3.16%            +3.45%            +4.95%           +5.20%

Lehman Brothers Municipal Bond Index#                   +3.81%            +4.79%            +6.23%           +6.20%


* For the period from the commencement of the fund`s investment operations, August 6, 1992, through March 31, 2002. Index information is from August 1, 1992.
++ Average annual rates of return.
+ Source: Lipper Inc.
# Source: Standard & Poor`s Micropal, Inc.

NOTES TO PERFORMANCE SUMMARY

Class A Share Performance Including Sales Charge takes into account the deduction of the maximum 4.75% sales charge. Class B Share Performance Including Sales Charge takes into account the deduction of applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%.

Class B share performance includes the performance of the fund's Class A shares for periods prior to their inception (blended performance). Class B performance has been adjusted to take into account the CDSC applicable to Class B shares rather than the initial sales charge (load) applicable to Class A shares. This blended performance has not been adjusted to take into account differences in class-specific operating expenses. Because operating expenses of Class B shares are higher than those of Class A, the blended Class B share performance is higher than it would have been had Class B shares been offered for the entire period.

All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable. See the prospectus and financial statements for details. All results are historical and assume the reinvestment of dividends and capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THE PERFORMANCE SHOWN ABOVE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE, AND MORE RECENT RETURNS MAY BE DIFFERENT FROM THOSE SHOWN. VISIT www.mfs.com FOR MORE CURRENT PERFORMANCE RESULTS.

MFS(R) NEWYORK MUNICIPAL BOND FUND
GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
(For the 10-year period ended March 31, 2002)

[CHART]

                               MFS NEW YORK MUNICIPAL                     LEHMAN BROTHERS
                                  BOND FUND - CLASS A                MUNICIPAL BOND INDEX
       3/92                                    $9,525                             $10,000
       3/94                                   $11,179                             $11,513
       3/96                                   $12,681                             $13,406
       3/98                                   $14,813                             $15,651
       3/00                                   $15,409                             $16,608
       3/02                                   $17,606                             $19,124

TOTAL RATES OF RETURN THROUGH MARCH 31, 2002

                                                                                                                 CLASS A
                                                            ---------------------------------------------------------------
                                                              1 YEAR           3 YEARS          5 YEARS          10 YEARS
---------------------------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge                +3.16%           +13.05%          +32.64%           +84.84%

Average Annual Total Return Excluding Sales Charge            +3.16%           + 4.17%          + 5.81%           + 6.34%

Average Annual Total Return Including Sales Charge            -1.74%           + 2.50%          + 4.79%           + 5.82%
                                                                                                                   CLASS B
                                                            ---------------------------------------------------------------
                                                               1 YEAR           3 YEARS           5 YEARS          10 YEARS
---------------------------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge                 +2.39%           +10.44%           +27.79%           +72.84%

Average Annual Total Return Excluding Sales Charge             +2.39%           + 3.36%           + 5.03%           + 5.62%

Average Annual Total Return Including Sales Charge             -1.54%           + 2.45%           + 4.70%           + 5.62%
                                                                                                                   CLASS C
                                                            ---------------------------------------------------------------
                                                              1 YEAR           3 YEARS          5 YEARS          10 YEARS
---------------------------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge                +2.39%           +11.85%          +31.24%           +82.89%

Average Annual Total Return Excluding Sales Charge            +2.39%           + 3.80%          + 5.59%           + 6.22%

Average Annual Total Return Including Sales Charge            +1.41%           + 3.80%          + 5.59%           + 6.22%
                                                                                                      COMPARATIVE INDICES++
                                                            ---------------------------------------------------------------
                                                             1 YEAR           3 YEARS          5 YEARS          10 YEARS
---------------------------------------------------------------------------------------------------------------------------
Average New York municipal debt fund+                        +3.00%            +3.60%           +5.29%            +6.08%

Lehman Brothers Municipal Bond Index#                        +3.81%            +4.79%           +6.23%            +6.70%

++ Average annual rates of return.
+ Source: Lipper Inc.
# Source: Standard & Poor's Micropal, Inc.

NOTES TO PERFORMANCE SUMMARY

Class A Share Performance Including Sales Charge takes into account the deduction of the maximum 4.75% sales charge. Class B Share Performance Including Sales Charge takes into account the deduction of the applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%. Class C Share Performance Including Sales Charge takes into account the deduction of the 1% CDSC applicable to Class C shares redeemed within 12 months.

Class B and C share performance include the performance of the fund's Class A shares for periods prior to their inception (blended performance). Class B and C blended performance has been adjusted to take into account the CDSC applicable to Class B and C shares rather than the initial sales charge (load) applicable to Class A shares. These blended performance figures have not been adjusted to take into account differences in class-specific operating expenses. Because operating expenses of Class B and C shares are higher than those of Class A, the blended Class B and C share performance is higher than it would have been had Class B and C shares been offered for the entire period.

All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable. See the prospectus and financial statements for details. All results are historical and assume the reinvestment of dividends and capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THE PERFORMANCE SHOWN ABOVE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE, AND MORE RECENT RETURNS MAY BE DIFFERENT FROM THOSE SHOWN. VISIT www.mfs.com FOR MORE CURRENT PERFORMANCE RESULTS.

MFS(R) NORTH CAROLINA MUNICIPAL BOND FUND
GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
(For the 10-year period ended March 31, 2002)

[CHART]

                              MFS NORTH CAROLINA                LEHMAN BROTHERS
                                  MUNICIPAL BOND                 MUNICIPAL BOND
                                  FUND - CLASS A                          INDEX
      3/92                                $9,525                        $10,000
      3/94                               $10,756                        $11,513
      3/96                               $12,133                        $13,406
      3/98                               $14,072                        $15,651
      3/00                               $14,495                        $16,608
      3/02                               $16,466                        $19,124

TOTAL RATES OF RETURN THROUGH MARCH 31, 2002

                                                                                                              CLASS A
                                                       ---------------------------------------------------------------
                                                          1 YEAR           3 YEARS          5 YEARS          10 YEARS
----------------------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge            +3.08%           +11.70%          +29.13%           +72.87%

Average Annual Total Return Excluding Sales Charge        +3.08%           + 3.76%          + 5.25%           + 5.63%

Average Annual Total Return Including Sales Charge        -1.81%           + 2.09%          + 4.23%           + 5.11%
                                                                                                              CLASS B
                                                       ---------------------------------------------------------------
                                                         1 YEAR           3 YEARS           5 YEARS          10 YEARS
----------------------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge           +2.33%            +9.55%           +25.04%           +62.99%

Average Annual Total Return Excluding Sales Charge       +2.33%            +3.09%           + 4.57%           + 5.01%

Average Annual Total Return Including Sales Charge       -1.60%            +2.17%           + 4.23%           + 5.01%
                                                                                                             CLASS C
                                                       ---------------------------------------------------------------
                                                         1 YEAR           3 YEARS          5 YEARS          10 YEARS
----------------------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge           +2.33%            +9.55%          +25.03%           +63.53%

Average Annual Total Return Excluding Sales Charge       +2.33%            +3.09%          + 4.57%           + 5.04%

Average Annual Total Return Including Sales Charge       +1.35%            +3.09%          + 4.57%           + 5.04%
                                                                                                COMPARATIVE INDICES++
                                                       ---------------------------------------------------------------
                                                         1 YEAR           3 YEARS          5 YEARS          10 YEARS
----------------------------------------------------------------------------------------------------------------------
Average North Carolina municipal debt fund+              +2.83%            +3.44%           +5.11%            +5.75%

Lehman Brothers Municipal Bond Index#                    +3.81%            +4.79%           +6.23%            +6.70%

++ Average annual rates of return.
+ Source: Lipper Inc.
# Source: Standard & Poor's Micropal, Inc.

NOTES TO PERFORMANCE SUMMARY

Class A Share Performance Including Sales Charge takes into account the deduction of the maximum 4.75% sales charge. Class B Share Performance Including Sales Charge takes into account the deduction of the applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%. Class C Share Performance Including Sales Charge takes into account the deduction of the 1% CDSC applicable to Class C shares redeemed within 12 months.

Class B and C share performance include the performance of the fund's Class A shares for periods prior to their inception (blended performance). Class B and C blended performance has been adjusted to take into account the CDSC applicable to Class B and C shares rather than the initial sales charge (load) applicable to Class A shares. These blended performance figures have not been adjusted to take into account differences in class-specific operating expenses. Because operating expenses of Class B and C shares are higher than those of Class A, the blended Class B and C share performance is higher than it would have been had Class B and C shares been offered for the entire period.

All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable. See the prospectus and financial statements for details. All results are historical and assume the reinvestment of dividends and capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THE PERFORMANCE SHOWN ABOVE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE, AND MORE RECENT RETURNS MAY BE DIFFERENT FROM THOSE SHOWN. VISIT www.mfs.com FOR MORE CURRENT PERFORMANCE RESULTS.

MFS(R) PENNSYLVANIA MUNICIPAL BOND FUND
GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
(For the period from the commencement of the fund's investment operations, February 1, 1993, through March 31, 2002. Index information is from February 1, 1993.)

[CHART]

                         MFS PENNSYLVANIA                 LEHMAN BROTHERS
                           MUNICIPAL BOND                  MUNICIPAL BOND
                           FUND - CLASS A                           INDEX
       2/93                        $9,525                         $10,000
       3/94                        $9,722                         $10,490
       3/96                       $11,234                         $12,214
       3/98                       $13,128                         $14,259
       3/00                       $13,834                         $15,131
       3/02                       $15,924                         $17,424

TOTAL RATES OF RETURN THROUGH MARCH 31, 2002

                                                                                                             CLASS A
                                                        -------------------------------------------------------------
                                                          1 YEAR           3 YEARS          5 YEARS             LIFE*
---------------------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge            +3.85%           +14.60%          +35.43%           +67.19%

Average Annual Total Return Excluding Sales Charge        +3.85%           + 4.65%          + 6.25%           + 5.77%

Average Annual Total Return Including Sales Charge        -1.09%           + 2.96%          + 5.22%           + 5.21%
                                                                                                             CLASS B
                                                        -------------------------------------------------------------
                                                         1 YEAR           3 YEARS           5 YEARS             LIFE*
---------------------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge           +2.86%           +11.79%           +30.03%           +55.84%

Average Annual Total Return Excluding Sales Charge       +2.86%          +  3.78%          +  5.39%          +  4.96%

Average Annual Total Return Including Sales Charge      - 1.09%          +  2.86%          +  5.07%+            4.96%
                                                                                               COMPARATIVE INDICES++
                                                        -------------------------------------------------------------
                                                         1 YEAR           3 YEARS          5 YEARS             LIFE*
---------------------------------------------------------------------------------------------------------------------
Average Pennsylvania municipal debt fund+                +3.41%            +3.29%           +4.92%            +5.41%

Lehman Brothers Municipal Bond Index#                    +3.81%            +4.79%           +6.23%            +6.24%

* For the period from the commencement of the fund's investment operations, February 1, 1993, through March 31, 2002. Index information is from February 1, 1993.
++ Average annual rates of return.
+ Source: Lipper Inc.
# Source: Standard & Poor's Micropal, Inc.

NOTES TO PERFORMANCE SUMMARY

Class A Share Performance Including Sales Charge takes into account the deduction of the maximum 4.75% sales charge. Class B Share Performance Including Sales Charge takes into account the deduction of applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%.

Class B share performance includes the performance of the fund's Class A shares for periods prior to their inception (blended performance). Class B performance has been adjusted to take into account the CDSC applicable to Class B shares rather than the initial sales charge (load) applicable to Class A shares. This blended performance has not been adjusted to take into account differences in class-specific operating expenses. Because operating expenses of Class B shares are higher than those of Class A, the blended Class B share performance is higher than it would have been had Class B shares been offered for the entire period.

All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable. See the prospectus and financial statements for details. All results are historical and assume the reinvestment of dividends and capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THE PERFORMANCE SHOWN ABOVE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE, AND MORE RECENT RETURNS MAY BE DIFFERENT FROM THOSE SHOWN. VISIT www.mfs.com FOR MORE CURRENT PERFORMANCE RESULTS.

MFS(R) SOUTH CAROLINA MUNICIPAL BOND FUND
GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
(For the 10-year period ended March 31, 2002)

[CHART]

                                             MFS SOUTH CAROLINA                       LEHMAN BROTHERS
                                  MUNICIPAL BOND FUND - CLASS A                  MUNICIPAL BOND INDEX
       3/92                                              $9,525                               $10,000
       3/94                                             $10,808                               $11,513
       3/96                                             $12,273                               $13,406
       3/98                                             $14,181                               $15,651
       3/00                                             $14,460                               $16,608
       3/02                                             $16,530                               $19,124

TOTAL RATES OF RETURN THROUGH MARCH 31, 2002

                                                                                                                CLASS A
                                                           -------------------------------------------------------------
                                                            1 YEAR           3 YEARS          5 YEARS          10 YEARS
------------------------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge              +3.68%           +11.73%          +28.94%           +73.54%

Average Annual Total Return Excluding Sales Charge          +3.68%           + 3.77%          + 5.21%           + 5.67%

Average Annual Total Return Including Sales Charge          -1.24%           + 2.10%          + 4.20%           + 5.15%
                                                                                                                 CLASS B
                                                           -------------------------------------------------------------
                                                           1 YEAR           3 YEARS           5 YEARS          10 YEARS
------------------------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge             +3.01%            +9.58%           +24.73%           +63.63%

Average Annual Total Return Excluding Sales Charge         +3.01%            +3.10%           + 4.52%           + 5.05%

Average Annual Total Return Including Sales Charge         -0.94%            +2.18%           + 4.18%           + 5.05%
                                                                                                 COMPARATIVE INDICES++
                                                           -------------------------------------------------------------
                                                          1 YEAR           3 YEARS          5 YEARS          10 YEARS
------------------------------------------------------------------------------------------------------------------------
Average South Carolina municipal debt fund+               +3.05%            +3.62%           +5.09%            +5.88%

Lehman Brothers Municipal Bond Index#                     +3.81%            +4.79%           +6.23%            +6.70%

++ Average annual rates of return.
+ Source: Lipper Inc.
# Source: Standard & Poor`s Micropal, Inc.

NOTES TO PERFORMANCE SUMMARY

Class A Share Performance Including Sales Charge takes into account the deduction of the maximum 4.75% sales charge. Class B Share Performance Including Sales Charge takes into account the deduction of applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%.

Class B share performance includes the performance of the fund's Class A shares for periods prior to their inception (blended performance). Class B performance has been adjusted to take into account the CDSC applicable to Class B shares rather than the initial sales charge (load) applicable to Class A shares. This blended performance has not been adjusted to take into account differences in class-specific operating expenses. Because operating expenses of Class B shares are higher than those of Class A, the blended Class B share performance is higher than it would have been had Class B shares been offered for the entire period.

All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable. See the prospectus and financial statements for details. All results are historical and assume the reinvestment of dividends and capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THE PERFORMANCE SHOWN ABOVE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE, AND MORE RECENT RETURNS MAY BE DIFFERENT FROM THOSE SHOWN. VISIT www.mfs.com FOR MORE CURRENT PERFORMANCE RESULTS.

MFS(R) TENNESSEE MUNICIPAL BOND FUND
GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
(For the 10-year period ended March 31, 2002)

[CHART]

                                MFS TENNESSEE MUNICIPAL                       LEHMAN BROTHERS
                                    BOND FUND - CLASS A                  MUNICIPAL BOND INDEX
       3/92                                      $9,525                               $10,000
       3/94                                     $10,866                               $11,513
       3/96                                     $12,268                               $13,406
       3/98                                     $14,242                               $15,651
       3/00                                     $14,665                               $16,608
       3/02                                     $16,653                               $19,124

TOTAL RATES OF RETURN THROUGH MARCH 31, 2002

                                                                                                                 CLASS A
                                                            -------------------------------------------------------------
                                                             1 YEAR           3 YEARS          5 YEARS          10 YEARS
-------------------------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge               +3.36%           +11.57%          +29.92%           +74.84%

Average Annual Total Return Excluding Sales Charge           +3.36%           + 3.72%          + 5.37%           + 5.75%

Average Annual Total Return Including Sales Charge           -1.55%           + 2.05%          + 4.35%           + 5.23%
                                                                                                                 CLASS B
                                                            -------------------------------------------------------------
                                                            1 YEAR           3 YEARS           5 YEARS          10 YEARS
-------------------------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge              +2.69%            +9.43%           +25.80%           +67.81%

Average Annual Total Return Excluding Sales Charge          +2.69%            +3.05%           + 4.70%           + 5.12%

Average Annual Total Return Including Sales Charge          -1.26%            +2.14%           + 4.36%           + 5.12%
                                                                                                    COMPARATIVE INDICES++
                                                           -------------------------------------------------------------
                                                           1 YEAR           3 YEARS          5 YEARS          10 YEARS
------------------------------------------------------------------------------------------------------------------------
Average Tennessee municipal debt fund+                     +2.96%            +3.50%           +5.16%            +5.79%

Lehman Brothers Municipal Bond Index#                      +3.81%            +4.79%           +6.23%            +6.70%

++ Average annual rates of return.
+ Source: Lipper Inc.
# Source: Standard & Poor's Micropal, Inc.

NOTES TO PERFORMANCE SUMMARY

Class A Share Performance Including Sales Charge takes into account the deduction of the maximum 4.75% sales charge. Class B Share Performance Including Sales Charge takes into account the deduction of applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%.

Class B share performance includes the performance of the fund's Class A shares for periods prior to their inception (blended performance). Class B performance has been adjusted to take into account the CDSC applicable to Class B shares rather than the initial sales charge (load) applicable to Class A shares. This blended performance has not been adjusted to take into account differences in class-specific operating expenses. Because operating expenses of Class B shares are higher than those of Class A, the blended Class B share performance is higher than it would have been had Class B shares been offered for the entire period.

All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable. See the prospectus and financial statements for details. All results are historical and assume the reinvestment of dividends and capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THE PERFORMANCE SHOWN ABOVE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE, AND MORE RECENT RETURNS MAY BE DIFFERENT FROM THOSE SHOWN. VISIT www.mfs.com FOR MORE CURRENT PERFORMANCE RESULTS.

MFS(R) VIRGINIA MUNICIPAL BOND FUND
GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
(For the 10-year period ended March 31, 2002)

[CHART]

                         MFS VIRGINIA MUNICIPAL                      LEHMAN BROTHERS
                            BOND FUND - CLASS A                 MUNICIPAL BOND INDEX
       3/92                              $9,525                              $10,000
       3/94                             $10,710                              $11,513
       3/96                             $12,054                              $13,406
       3/98                             $13,826                              $15,651
       3/00                             $14,320                              $16,608
       3/02                             $16,137                              $19,124

TOTAL RATES OF RETURN THROUGH MARCH 31, 2002

                                                                                                                  CLASS A
                                                            --------------------------------------------------------------
                                                              1 YEAR           3 YEARS          5 YEARS          10 YEARS
--------------------------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge                +2.87%           +11.46%          +28.76%           +69.42%

Average Annual Total Return Excluding Sales Charge            +2.87%           + 3.68%          + 5.19%           + 5.41%

Average Annual Total Return Including Sales Charge            -2.02%           + 2.02%          + 4.17%           + 4.90%
                                                                                                                        CLASS B
                                                                 --------------------------------------------------------------
                                                                  1 YEAR           3 YEARS           5 YEARS          10 YEARS
-------------------------------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge                    +2.20%            +9.24%           +24.58%           +59.76%

Average Annual Total Return Excluding Sales Charge                +2.20%            +2.99%           + 4.49%           + 4.80%

Average Annual Total Return Including Sales Charge                -1.72%            +2.08%           + 4.16%           + 4.80%
                                                                                                                  CLASS C
                                                              ------------------------------------------------------------
                                                               1 YEAR           3 YEARS          5 YEARS          10 YEARS
--------------------------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge                 +2.10%            +9.22%          +24.55%           +60.22%

Average Annual Total Return Excluding Sales Charge             +2.10%            +2.98%          + 4.49%           + 4.83%

Average Annual Total Return Including Sales Charge             +1.13%            +2.98%          + 4.49%           + 4.83%
                                                                                                     COMPARATIVE INDICES++
                                                              ------------------------------------------------------------
                                                               1 YEAR           3 YEARS          5 YEARS          10 YEARS
---------------------------------------------------------------------------------------------------------------------------
Average Virginia municipal debt fund+                          +2.81%            +3.49%           +5.15%            +5.94%

Lehman Brothers Municipal Bond Index#                          +3.81%            +4.79%           +6.23%            +6.70%

++ Average annual rates of return.
+ Source: Lipper Inc.
# Source: Standard & Poor's Micropal, Inc.

NOTES TO PERFORMANCE SUMMARY

Class A Share Performance Including Sales Charge takes into account the deduction of the maximum 4.75% sales charge. Class B Share Performance Including Sales Charge takes into account the deduction of the applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%. Class C Share Performance Including Sales Charge takes into account the deduction of the 1% CDSC applicable to Class C shares redeemed within 12 months.

Class B and C share performance include the performance of the fund's Class A shares for periods prior to their inception (blended performance). Class B and C blended performance has been adjusted to take into account the CDSC applicable to Class B and C shares rather than the initial sales charge (load) applicable to Class A shares. These blended performance figures have not been adjusted to take into account differences in class-specific operating expenses. Because operating expenses of Class B and C shares are higher than those of Class A, the blended Class B and C share performance is higher than it would have been had Class B and C shares been offered for the entire period.

All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable. See the prospectus and financial statements for details. All results are historical and assume the reinvestment of dividends and capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THE PERFORMANCE SHOWN ABOVE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE, AND MORE RECENT RETURNS MAY BE DIFFERENT FROM THOSE SHOWN. VISIT www.mfs.com FOR MORE CURRENT PERFORMANCE RESULTS.

MFS(R) WEST VIRGINIA MUNICIPAL BOND FUND
GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
(For the 10-year period ended March 31, 2002)

[CHART]

                               MFS WEST VIRGINIA                LEHMAN BROTHERS
                                  MUNICIPAL BOND                 MUNICIPAL BOND
                                  FUND - CLASS A                          INDEX
            3/92                          $9,525                        $10,000
            3/94                         $10,855                        $11,513
            3/96                         $12,271                        $13,406
            3/98                         $14,126                        $15,651
            3/00                         $14,515                        $16,608
            3/02                         $16,578                        $19,124

TOTAL RATES OF RETURN THROUGH MARCH 31, 2002

                                                                                                               CLASS A
                                                        ---------------------------------------------------------------
                                                           1 YEAR           3 YEARS          5 YEARS          10 YEARS
-----------------------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge             +3.79%           +12.06%          +28.41%           +74.05%

Average Annual Total Return Excluding Sales Charge         +3.79%           + 3.87%          + 5.13%           + 5.70%

Average Annual Total Return Including Sales Charge         -1.14%           + 2.20%          + 4.11%           + 5.18%
                                                                                                               CLASS B
                                                        ---------------------------------------------------------------
                                                           1 YEAR           3 YEARS           5 YEARS          10 YEARS
-----------------------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge             +3.12%            +9.89%           +24.22%           +64.09%

Average Annual Total Return Excluding Sales Charge         +3.12%            +3.20%           + 4.43%           + 5.08%

Average Annual Total Return Including Sales Charge         -0.84%            +2.28%           + 4.09%           + 5.08%
                                                                                                 COMPARATIVE INDICES++
                                                         -------------------------------------------------------------
                                                          1 YEAR           3 YEARS          5 YEARS          10 YEARS
-----------------------------------------------------------------------------------------------------------------------
Average "other state" municipal debt fund+                +3.16%            +3.45%           +4.95%            +5.57%

Lehman Brothers Municipal Bond Index#                     +3.81%            +4.79%           +6.23%            +6.70%

++ Average annual rates of return.
+ Source: Lipper Inc.
# Source: Standard & Poor`s Micropal, Inc.

NOTES TO PERFORMANCE SUMMARY

Class A Share Performance Including Sales Charge takes into account the deduction of the maximum 4.75% sales charge. Class B Share Performance Including Sales Charge takes into account the deduction of applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%.

Class B share performance includes the performance of the fund's Class A shares for periods prior to their inception (blended performance). Class B performance has been adjusted to take into account the CDSC applicable to Class B shares rather than the initial sales charge (load) applicable to Class A shares. This blended performance has not been adjusted to take into account differences in class-specific operating expenses. Because operating expenses of Class B shares are higher than those of Class A, the blended Class B share performance is higher than it would have been had Class B shares been offered for the entire period.

All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable. See the prospectus and financial statements for details. All results are historical and assume the reinvestment of dividends and capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THE PERFORMANCE SHOWN ABOVE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE, AND MORE RECENT RETURNS MAY BE DIFFERENT FROM THOSE SHOWN. VISIT www.mfs.com FOR MORE CURRENT PERFORMANCE RESULTS.

RISK CONSIDERATIONS

Investments in lower rated securities may provide greater returns but may have greater-than-average risk.

As nondiversified portfolios, the portfolios invest in a limited number of securities and may have more risk because a change in one security's value may have a more significant effect on the portfolios' net asset values. Investments in the portfolios are not a complete investment program. A small portion of income may be subject to state, federal and/or alternative minimum tax. Capital gains, if any, are subject to a capital gains tax. By concentrating in single states rather than diversifying among several, the portfolios are more susceptible to adverse economic, political or regulatory developments affecting those states than portfolios that invest more broadly.

These risks may increase share price volatility. Please see the prospectus for details.

RESULTS OF SHAREHOLDER MEETING (UNAUDITED)

At a special meeting of shareholders, which was held on November 7, 2001, the following actions were taken:


ITEM 1. Trustees of the Trust were elected as follows:

----------------------------------------------------------------------------------------------------------------
                                                  MFS            MFS NEW          MFS NORTH               MFS
                                          MISSISSIPPI               YORK           CAROLINA      PENNSYLVANIA
                                            MUNICIPAL          MUNICIPAL          MUNICIPAL         MUNICIPAL
                                            BOND FUND          BOND FUND          BOND FUND         BOND FUND
----------------------------------------------------------------------------------------------------------------
Jeffrey L. Shames       Affirmative     4,433,907.927      8,191,992.890     23,316,994.481     4,186,822.334
                           Withhold       201,842.351         90,863.610        174,459.539        39,382.046

John W. Ballen          Affirmative     4,433,907.927      8,191,992.890     23,320,099.616     4,190,458.300
                           Withhold       201,842.351         90,863.610        171,354.404        35,746.080

Lawrence H. Cohn,       Affirmative     4,433,907.927      8,191,992.890     23,299,508.468     4,190,458.300
M.D.                       Withhold       201,842.351         90,863.610        191,945.552        35,746.080

Sir J. David            Affirmative     4,433,907.927      8,176,056.712     23,302,613.606     4,159,530.008
Gibbons, KBE               Withhold       201,842.351        106,799.788        188,840.414        66,674.372

William R. Gutow        Affirmative     4,433,907.927      8,191,992.890     23,309,411.619     4,190,458.300
                           Withhold       201,842.351         90,863.610        182,042.401        35,746.080

J. Atwood Ives          Affirmative     4,433,907.927      8,191,992.890     23,320,099.616     4,189,366.603
                           Withhold       201,842.351         90,863.610        171,354.404        36,837.777

Abby M. O'Neill         Affirmative     4,433,907.927      8,176,056.712     23,318,899.681     4,159,530.008
                           Withhold       201,842.351        106,799.788        172,554.339        66,674.372

Lawrence T. Perera      Affirmative     4,433,907.927      8,191,992.890     23,320,099.616     4,186,822.334
                           Withhold       201,842.351         90,863.610        171,354.404        39,382.046

Wiliam J. Poorvu        Affirmative     4,433,907.927      8,191,992.890     23,311,316.819     4,190,458.300
                           Withhold       201,842.351         90,863.610        180,137.201        35,746.080

Arnold D. Scott         Affirmative     4,433,907.927      8,191,992.890     23,320,099.616     4,186,822.334
                           Withhold       201,842.351         90,863.610        171,354.404        39,382.046

J. Dale Sheratt         Affirmative     4,433,907.927      8,191,992.890     23,303,813.542     4,186,822.334
                           Withhold       201,842.351         90,863.610        187,640.478        39,382.046

Elaine R. Smith         Affirmative     4,433,907.927      8,191,992.890     23,320,099.616     4,185,730.637
                           Withhold       201,842.351         90,863.610        171,354.404        40,473.743

Ward Smith              Affirmative     4,433,907.927      8,176,056.712     23,309,411.619     4,155,894.041
                           Withhold       201,842.351        106,799.788        182,042.401        70,310.339
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
                                            MFS SOUTH               MFS                 MFS                MFS
                                             CAROLINA          TENNESSE            VIRGINIA      WEST VIRGINIA
                                            MUNICIPAL         MUNICIPAL           MUNICIPAL          MUNICIPAL
                                            BOND FUND         BOND FUND           BOND FUND          BOND FUND
----------------------------------------------------------------------------------------------------------------
Jeffrey L. Shames       Affirmative     9,073,325.135     6,710,097.718      19,786,774.215     10,076,509.514
                           Withhold       164,823.171        75,365.688         374,177.230        109,693.478

John W. Ballen          Affirmative     9,073,325.135     6,710,097.718      19,786,774.215     10,076,509.514
                           Withhold       164,823.171        75,365.688         374,177.230        109,693.478

Lawrence H. Cohn,       Affirmative     9,073,325.135     6,710,097.718      19,777,835.218     10,076,509.514
M.D.                       Withhold       164,823.171        75,365.688         383,116.227        109,693.478

Sir J. David            Affirmative     9,073,325.135     6,710,097.718      19,779,699.473     10,076,509.514
Gibbons, KBE               Withhold       164,823.171        75,365.688         381,251.972        109,693.478

William R. Gutow        Affirmative     9,073,325.135     6,710,097.718      19,782,597.382     10,076,509.514
                           Withhold       164,823.171        75,365.688         378,354.063        109,693.478

J. Atwood Ives          Affirmative     9,073,325.135     6,710,097.718      19,786,774.215     10,076,509.514
                           Withhold       164,823.171        75,365.688         374,177.230        109,693.478

Abby M. O'Neill         Affirmative     9,073,325.135     6,710,097.718      19,780,673.298     10,076,509.514
                           Withhold       164,823.171        75,365.688         380,278.147        109,693.478

Lawrence T. Perera      Affirmative     9,073,325.135     6,710,097.718      19,786,774.215     10,076,509.514
                           Withhold       164,823.171        75,365.688         374,177.230        109,693.478

Wiliam J. Poorvu        Affirmative     9,073,325.135     6,710,097.718      19,783,472.394     10,076,509.514
                           Withhold       164,823.171        75,365.688         377,479.051        109,693.478

Arnold D. Scott         Affirmative     9,073,325.135     6,710,097.718      19,783,604.956     10,076,509.514
                           Withhold       164,823.171        75,365.688         377,346.489        109,693.478

J. Dale Sheratt         Affirmative     9,073,325.135     6,710,097.718      19,785,887.208     10,076,509.514
                           Withhold       164,823.171        75,365.688         375,064.237        109,693.478

Elaine R. Smith         Affirmative     9,073,325.135     6,710,097.718      19,783,472.394     10,075,151.136
                           Withhold       164,823.171        75,365.688         377,479.051        111,051.856

Ward Smith              Affirmative     9,073,325.135     6,710,097.718      19,786,774.215     10,076,509.514
                           Withhold       164,823.171        75,365.688         374,177.230        109,693.478
--------------------------------------------------------------------------------------------------------------

ITEM 2. To authorize the Trustees to adopt an amended and restated Declaration of Trust.

----------------------------------------------------------------------------------------------------------------------------------
                                                                      AFFIRMATIVE       AGAINST        ABSTAIN    BROKER NON-VOTES
----------------------------------------------------------------------------------------------------------------------------------
MFS Mississippi Municipal Bond Fund                                 3,374,880.559   156,920.198     84,187.521       1,019,762.000

MFS New York Municipal Bond Fund                                    5,940,647.445   100,927.079    194,956.976       2,046,325.000

MFS North Carolina Municipal Bond Fund                             16,853,537.755   436,609.100    417,428.165       5,783,879.000

MFS Pennsylvania Municipal Bond Fund                                3,073,058.669   101,877.530     32,215.181       1,019,053.000

MFS South Carolina Municipal Bond Fund                              6,200,517.292   363,365.703    202,714.311       2,471,551.000

MFS Tennessee Municipal Bond Fund                                   5,111,837.834   118,436.198    193,471.374       1,361,718.000

MFS Virginia Municipal Bond Fund                                   15,325,526.011   458,230.186    447,579.248       3,929,616.000

MFS West Virginia Municipal Bond Fund                               6,430,595.853   105,203.111    144,090.028       3,506,314.000
----------------------------------------------------------------------------------------------------------------------------------

ITEM 3. The amendment or removal of certain fundamental investment policies.

----------------------------------------------------------------------------------------------------------------------------------
                                                                      AFFIRMATIVE       AGAINST        ABSTAIN    BROKER NON-VOTES
----------------------------------------------------------------------------------------------------------------------------------
MFS Mississippi Municipal Bond Fund                                 3,355,592.169   171,976.343     88,419.766       1,019,762.000

MFS New York Municipal Bond Fund                                    5,824,160.634   143,912.459    268,458.407       2,046,325.000

MFS North Carolina Municipal Bond Fund                             16,705,692.157    471,141.91    530,740.953       5,783,879.000

MFS Pennsylvania Municipal Bond Fund                                3,084,640.144    95,214.383     27,296.853       1,019,053.000

MFS South Carolina Municipal Bond Fund                              6,205,519.240   353,028.727    208,049.339       2,471,551.000

MFS Tennessee Municipal Bond Fund                                   5,073,399.242   129,764.817    220,581.347       1,361,718.000

MFS Virginia Municipal Bond Fund                                   15,232,075.004   482,568.897    516,691.544       3,929,616.000

MFS West Virginia Municipal Bond Fund                               6,421,931.435    88,917.076    169,040.481       3,506,314.000
----------------------------------------------------------------------------------------------------------------------------------

ITEM 4. The approval of a new investment advisory agreement with Massachusetts
Financial Services Company.

----------------------------------------------------------------------------------------------------------------------------------
                                                                      AFFIRMATIVE       AGAINST        ABSTAIN    BROKER NON-VOTES
----------------------------------------------------------------------------------------------------------------------------------
MFS Mississippi Municipal Bond Fund                                 4,395,440.147   160,198.347     80,111.784           --

MFS New York Municipal Bond Fund                                    7,872,218.977   113,209.119    297,428.404           --

MFS North Carolina Municipal Bond Fund                             22,833,342.353   262,228.828    395,882.839           --

MFS Pennsylvania Municipal Bond Fund                                4,145,624.689    51,244.576     29,335.115           --

MFS South Carolina Municipal Bond Fund                              8,809,097.672   207,447.570    221,603.064           --

MFS Tennessee Municipal Bond Fund                                   6,474,264.021   106,472.543    204,726.842           --

MFS Virginia Municipal Bond Fund                                   19,308,904.716   353,855.391    498,191.338           --

MFS West Virginia Municipal Bond Fund                               9,979,167.225    54,575.421    152,460.346           --
----------------------------------------------------------------------------------------------------------------------------------

ITEM 5. The ratification of the election of Deloitte & Touche LLP as the independent public accountants to be employed by the Trust for the fiscal year ending March 31, 2002.

----------------------------------------------------------------------------------------------------------------------------------
                                                                      AFFIRMATIVE       AGAINST        ABSTAIN    BROKER NON-VOTES
----------------------------------------------------------------------------------------------------------------------------------
MFS Mississippi Municipal Bond Fund                                 4,436,849.917   127,968.789     70,931.572           --

MFS New York Municipal Bond Fund                                    8,096,454.285    37,714.950    148,687.265           --

MFS North Carolina Municipal Bond Fund                             23,155,456.837    76,658.366    259,338.817           --

MFS Pennsylvania Municipal Bond Fund                                4,131,359.591    54,430.126     40,414.663           --

MFS South Carolina Municipal Bond Fund                              9,029,377.381    94,132.245    114,638.680           --

MFS Tennessee Municipal Bond Fund                                   6,521,098.471    61,347.687    203,017.248           --

MFS Virginia Municipal Bond Fund                                   19,604,177.621   168,792.822    387,981.002           --

MFS West Virginia Municipal Bond Fund                              10,056,090.903    12,201.379    117,910.710           --
----------------------------------------------------------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS -- March 31, 2002

MFS MISSISSIPPI MUNICIPAL BOND FUND

Municipal Bonds - 98.0%

----------------------------------------------------------------------------------------
                                                     PRINCIPAL AMOUNT
ISSUER                                                  (000 OMITTED)              VALUE
----------------------------------------------------------------------------------------
GENERAL OBLIGATIONS - GENERAL PURPOSE - 8.9%
  Hinds County, MS, MBIA, 6.25s, 2010                          $1,660        $ 1,838,932
  Hinds County, MS, MBIA, 6.25s, 2011                           1,285          1,432,929
  Puerto Rico Commonwealth, FGIC, 5.5s, 2013                    3,000          3,241,950
  Rankin County, MS, School District,
   MBIA, 5.5s, 2014                                             1,090          1,156,806
                                                                             -----------
                                                                             $ 7,670,617
----------------------------------------------------------------------------------------
GENERAL OBLIGATIONS - IMPROVEMENT - 14.2%
  Commonwealth of Puerto Rico, MBIA,
   9.834s, 2008@                                               $2,000        $ 2,086,000
  Puerto Rico Commonwealth,
   Refunding Public Improvement
   "A", XL Capital, 5.5s, 2017                                    800            859,888
  Puerto Rico Municipal Finance Agency,
   RITES, FSA, 9.09s, 2017 +@                                     750            829,500
  Puerto Rico Public Finance Corp., MBIA,
   5s, 2021                                                     1,500          1,476,090
  State of Mississippi, 5s, 2008                                1,000          1,043,700
  State of Mississippi, 6.75s, 2014~                            1,800          1,963,584
  State of Mississippi, 6s, 2018                                1,000          1,110,280
  State of Mississippi, Capital Improvement,
   5.5s, 2015                                                     750            810,060
  State of Mississippi, Capital Improvement,
   5.25s, 2017                                                  2,000          2,027,760
                                                                             -----------
                                                                             $12,206,862
----------------------------------------------------------------------------------------
GENERAL OBLIGATIONS - SCHOOLS - 4.2%
  Biloxi, MS, Public School District, MBIA,
   5s, 2021                                                    $1,000        $   957,320
  Jackson, MS, Public School District,
   AMBAC, 5.75s, 2017                                           1,000          1,048,730
  Madison County, MS, Public School District,
   MBIA, 5.875s, 2016                                           1,500          1,591,860
                                                                             -----------
                                                                             $ 3,597,910
----------------------------------------------------------------------------------------
HEALTH CARE REVENUE - HOSPITALS - 18.1%
  Alcorn County, MS, Corinth Hospital Rev.
   (Magnolia Regional Health Center),
   AMBAC, 5.75s, 2013                                          $1,000        $ 1,047,600
  Corinth & Alcorn County, MS, Hospital Rev.
   (Magnolia Regional Health Center), 5.5s, 2021                  670            569,962
  Gulfport, MS, Hospital Facilities Rev. (Memorial
   Hospital), MBIA, 6.125s, 2015                                2,250          2,408,288
  Gulfport, MS, Hospital Facilities Rev. (Memorial
   Hospital), MBIA, 6.2s, 2018                                  1,000          1,072,850
  Gulfport, MS, Hospital Facilities Rev. (Memorial
   Hospital), 5.75s, 2031                                       1,000            955,160
  Hinds County, MS, Rev. (Methodist Hospital &
   Rehabilitation Center), AMBAC, 5.6s, 2012                    2,335          2,468,375
  Jones County, MS, Hospital Rev. (South
   Central Regional Medical Center), 5.5s, 2017                 1,000            901,910
  Mississippi Development Bank, Special
   Obligation (Adams County Hospital), FSA,
   5.75s, 2016                                                  1,000          1,038,640
  Mississippi Hospital Equipment & Facilities
   Authority Rev. (Baptist), MBIA, 6.5s, 2010                   1,190          1,296,374
  Mississippi Hospital Equipment & Facilities
   Authority Rev. (Baptist), MBIA, 6s, 2013                       750            802,215
  Mississippi Hospital Equipment & Facilities
   Authority Rev. (Forrest County General
   Hospital), FSA, 5.625s, 2020                                 1,000          1,010,240
  Mississippi Hospital Equipment & Facilities
   Authority Rev. (Rush Medical Foundation),
   Connie Lee, 6.7s, 2008                                      $2,000        $ 2,044,800
                                                                             -----------
                                                                             $15,616,414
----------------------------------------------------------------------------------------
INDUSTRIAL REVENUE - PAPER - 5.7%
  Jones County, MS, Solid Waste Disposal Rev.
   (International Paper Co.), 5.8s, 2021                       $  500        $   470,180
  Lowndes County, MS, Solid Waste Disposal
   & Pollution Control Rev. (Weyerhauser Co.),
   6.8s, 2022                                                   3,250          3,463,590
  Warren County, MS, Pollution Control Rev.
   (International Paper), 6.6s, 2019                            1,000          1,013,300
                                                                             -----------
                                                                             $ 4,947,070
----------------------------------------------------------------------------------------
MISCELLANEOUS REVENUE - ENTERTAINMENT & TOURISM - 1.4%
  Mississippi Development Bank Rev. (Diamond Lakes
   Utilities), 6.25s, 2017                                     $1,250        $ 1,227,150
----------------------------------------------------------------------------------------
MULTI-FAMILY HOUSING REVENUE - 4.6%
  Gulfport, MS, Community Development Urban
   Renewal Rev. (Oakview Apartments), FNMA,
   7.4s, 2025                                                  $1,755        $ 1,813,845
  Jackson, MS, Elderly Housing Corp., Mortgage
   Rev. (Delhaven Manor), "C", FHA, 7.375s, 2024                1,890          1,914,381
  Ridgeland, MS, Urban Renewal, Multifamily
   Housing Rev. (Northbrook I & III Apartments),
   6.15s, 2019 *                                                  300            210,000
                                                                             -----------
                                                                             $ 3,938,226
----------------------------------------------------------------------------------------
OTHER - 0.4%
  Guam Economic Development Authority, 5.5s, 2041              $  350        $   349,538
----------------------------------------------------------------------------------------
SALES AND EXCISE TAX REVENUE - 0.9%
  Mississippi Development Bank Special
   Obligation (Tupelo Fairgrounds), AMBAC, 5s, 2017            $  785        $   774,073
----------------------------------------------------------------------------------------
SINGLE FAMILY HOUSING REVENUE - STATE - 11.8%
  Mississippi Home Corp. Rev., 0s, 2013~                       $4,920        $ 2,747,820
  Mississippi Home Corp. Rev., GNMA, 6.5s, 2024                 2,165          2,211,266
  Mississippi Home Corp. Rev., GNMA, 6.625s, 2027               1,330          1,364,833
  Mississippi Home Corp. Rev., GNMA\FNMA, 7.55s, 2027             939          1,001,706
  Mississippi Home Corp. Rev., GNMA\FNMA, 6.3s, 2031              500            512,765
  Mississippi Home Corp. Rev., GNMA\FNMA, 6.95s, 2031             990          1,081,070
  Mississippi Home Corp. Rev., GNMA\FNMA, 4s, 2032                750            769,515
  Mississippi Home Corp. Rev., GNMA\FNMA, 6.5s, 2032              500            534,000
                                                                             -----------
                                                                             $10,222,975
----------------------------------------------------------------------------------------
SOLID WASTE REVENUE - 0.5%
  Mississippi Business Finance Corp., Solid Waste
   Disposal Rev. (Waste Management, Inc.), 4.65s, 2027         $  400        $   399,964
----------------------------------------------------------------------------------------
STATE AND LOCAL APPROPRIATION - 9.7%
  Hinds Community College, MS, Conference and
   Training Center, 6.5s, 2014                                 $1,320        $ 1,424,729
  Lamar County, MS, MBIA, 5.1s, 2021                              430            419,108
  Mississippi Development Bank (Natchez
   Mississippi Convention Center), AMBAC, 6s, 2021                750            812,490
  Mississippi Development Bank Special
   Obligation, (Horn Lake Recreation Facilities
   Project), AMBAC, 4.875s, 2018                                  495            475,121
  Puerto Rico Public Finance Corp., RITES, AMBAC,
   8.84s, 2013 +@                                                 500            573,890
  Southhaven, MS, Mississippi Development Bank
   Special Obligation (Recreation Facilities),
   5.875s, 2014                                                   375            391,706

----------------------------------------------------------------------------------------
                                                     PRINCIPAL AMOUNT
ISSUER                                                  (000 OMITTED)              VALUE
----------------------------------------------------------------------------------------
STATE AND LOCAL APPROPRIATION - CONTINUED
  Southhaven, MS, Mississippi Development Bank
   Special Obligation (Recreation Facilities),
   6.2s, 2020                                                  $  400       $    413,768
  State of Mississippi, Certificates of Participation
   (Rehabilitation Services), 6.1s, 2014                        2,000          2,020,140
  Walnut, MS, Correctional Authority, AMBAC,
   6s, 2019                                                     1,750          1,882,387
                                                                            ------------
                                                                            $  8,413,339
----------------------------------------------------------------------------------------
TURNPIKE REVENUE - 2.6%
  Mississippi Development Bank Rev., AMBAC,
   5.1s, 2019                                                  $1,175       $  1,157,587
  State of Mississippi, Refunding Four Lane
   Highway Program Rev., 5.25s, 2008                            1,000          1,057,400
                                                                            ------------
                                                                            $  2,214,987
----------------------------------------------------------------------------------------
UNIVERSITIES - COLLEGES - 6.1%
  Mississippi University Educational Building Corp.,
   AMBAC, 5.5s, 2016                                           $1,000       $  1,036,340
  Mississippi University Educational Building Corp.,
   AMBAC, 5s, 2021                                                250            238,627
  Mississippi University Educational Building Corp.,
   MBIA, 5.5s, 2021                                               890            901,410
  Mississippi University Educational Building Corp.
   (Athletic Facilities), 6.2s, 2016                            1,000          1,038,530
  Mississippi University Educational Building Corp.
   (Performing Arts Center), AMBAC, 5.25s, 2018                 1,000          1,001,080
  Mississippi University Educational Building Corp.
   (University Mississippi Medical Center),
   AMBAC, 5.5s, 2023                                            1,000          1,011,350
                                                                            ------------
                                                                            $  5,227,337
----------------------------------------------------------------------------------------
UTILITIES - INVESTOR OWNED - 2.7%
  Warren County, MS, Pollution Control Rev.
   (Mississippi Power & Light), 7s, 2022                       $1,000       $  1,036,120
  Washington County, MS, Pollution Control Rev.
   (Mississippi Power & Light), 7s, 2022                        1,230          1,274,428
                                                                            ------------
                                                                            $  2,310,548
----------------------------------------------------------------------------------------
UTILITIES - MUNICIPAL OWNED - 2.6%
  Guam Power Authority Rev., RITES, AMBAC,
   8.509s, 2013 +@                                             $1,000       $  1,086,620
  Puerto Rico Electric Power Authority, Power
   Rev., FSA, 5.25s, 2015                                          80             82,542
  Puerto Rico Electric Power Authority, Power
   Rev., FSA, 10.303s, 2023@                                    1,000          1,049,100
                                                                            ------------
                                                                            $  2,218,262
----------------------------------------------------------------------------------------
UTILITIES - OTHER - 1.2%
  Mississippi Development Bank
   Special Obligation, 5.2s, 2016                              $1,010       $  1,003,627
----------------------------------------------------------------------------------------
WATER AND SEWER UTILITY REVENUE - 2.4%
  Gulfport, MS, Water & Sewer Rev., FSA,
   5.625s, 2024                                                $  500       $    512,015
  Jackson, MS, Water & Sewer Systems Rev.,
   FGIC, 5.25s, 2017                                              420            421,760
  Meridian, MS, Water & Sewer Rev., AMBAC,
   6.2s, 2012                                                     650            701,018
  Meridian, MS, Water & Sewer Rev., AMBAC,
   6.2s, 2013                                                     400            431,124
                                                                            ------------
                                                                            $  2,065,917
----------------------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS (IDENTIFIED COST, $82,341,361)                        $ 84,404,816
----------------------------------------------------------------------------------------

Floating Rate Demand Notes - 4.6%
----------------------------------------------------------------------------------------
  Jackson County, MS, Pollution Control Rev.
   Chevron USA, Inc., due 04/01/02                             $3,490       $  3,490,000
  Pinellas County, FL, Health Facility Authority,
   due 04/01/02                                                   500            500,000
----------------------------------------------------------------------------------------
TOTAL FLOATING RATE DEMAND NOTES, AT IDENTIFIED COST                        $  3,990,000
----------------------------------------------------------------------------------------
TOTAL INVESTMENTS (IDENTIFIED COST, $86,331,361)                            $ 88,394,816

Other Assets, Less Liabilities - (2.6)%                                       (2,214,296)
----------------------------------------------------------------------------------------
NET ASSETS - 100.0%                                                         $ 86,180,520
----------------------------------------------------------------------------------------

SEE PORTFOLIO FOOTNOTES AND NOTES TO FINANCIAL STATEMENTS.

MFS NEW YORK MUNICIPAL BOND FUND

Municipal Bonds - 97.6%

----------------------------------------------------------------------------------------
                                                     PRINCIPAL AMOUNT
ISSUER                                                  (000 OMITTED)              VALUE
----------------------------------------------------------------------------------------
AIRPORT AND PORT REVENUE - 3.7%
  Port Authority NY & NJ, Special Obligation, MBIA,
   5.5s, 2018                                                  $1,500        $ 1,521,180
  Port Authority NY & NJ, Special Obligation,
   5s, 2019                                                     1,800          1,679,616
  Port Authority NY & NJ, Special Obligation,
   5s, 2020                                                     1,885          1,747,583
  Port Authority NY & NJ, Special Obligation
   (JFK International), MBIA, 6.25s, 2015                         990          1,096,623
                                                                             -----------
                                                                             $ 6,045,002
----------------------------------------------------------------------------------------
GENERAL OBLIGATIONS - GENERAL PURPOSE - 12.2%
  Commonwealth of Puerto Rico,
   FGIC, 5.5s, 2013                                            $1,000        $ 1,080,650
  Huntington, NY, FGIC, 5.5s, 2013                              1,000          1,046,440
  New York, NY, 7.2s, 2004~                                     1,000          1,110,370
  New York, NY, 7.3s, 2004~                                       880            980,206
  New York, NY, 7.3s, 2004~                                     5,000          5,563,250
  New York, NY, 7.375s, 2004~                                   1,600          1,784,928
  New York, NY, 5.375s, 2017                                    1,250          1,247,687
  New York, NY, FSA, 5.375s, 2017                                 500            508,270
  New York, NY, 6s, 2019                                        1,000          1,051,590
  New York, NY, FGIC, 5.5s, 2026                                2,100          2,120,286
  Niagara Falls, NY, FGIC, 5.5s, 2008                           1,025          1,078,054
  State of New York, AMBAC, 6s, 2004~                           1,000          1,088,610
  State of New York, 5.7s, 2005~                                1,000          1,080,110
                                                                             -----------
                                                                             $19,740,451
----------------------------------------------------------------------------------------
GENERAL OBLIGATIONS - IMPROVEMENT - 1.0%
  Commonwealth of Puerto Rico,
   RITES, 7.74s, 2017 +@                                       $1,350        $ 1,552,122
  Erie County, NY, Public Improvement, FGIC, 5s, 2019             140            137,899
                                                                             -----------
                                                                             $ 1,690,021
----------------------------------------------------------------------------------------
GENERAL OBLIGATIONS - SCHOOLS - 4.5%
  North Babylon, NY, Union Free School District,
   FGIC, 5.5s, 2018                                            $2,415        $ 2,509,740
  Port Byron, NY, Central School District,
   AMBAC, 7.4s, 2012                                              500            615,045
  Port Byron, NY, Central School District,
   AMBAC, 7.4s, 2013                                              500            615,845
  Port Byron, NY, Central School District,
   AMBAC, 7.4s, 2014                                              500            626,255
  Port Byron, NY, Central School District,
   AMBAC, 7.4s, 2015                                              500            629,290
  Rome, NY, City School District, FSA, 5.5s, 2019               1,000          1,037,420
  Washingtonville, NY, Central School
   District, FGIC, 7.35s, 2008                                    550            647,570
  Washingtonville, NY, Central School
   District, FGIC, 7.35s, 2009                                    550            652,570
                                                                             -----------
                                                                             $ 7,333,735
----------------------------------------------------------------------------------------
HEALTH CARE REVENUE - HOSPITALS - 7.1%
  Albany, NY, Industrial Development Authority,
   Civic Facilities Rev., 8.25s, 2004                          $  890        $   900,627
  Chautauqua County, NY, Industrial Development
   Agency, Civic Facility Rev. (Woman`s Christian
   Assn.), 6.35s, 2017                                            200            192,206
  Chautauqua County, NY, Industrial Development
   Agency, Civic Facility Rev. (Woman`s Christian
   Assn.), 6.4s, 2029                                             500            468,620
  Fulton County, NY, Industrial Development
   Agency, Civic Facilities Rev. (Nathan Littauer
   Hospital), 5.75s, 2009                                         750            712,253
  Nassau, NY, Health Systems Rev. (Nassua County),
   FSA, 6s, 2014                                                1,000          1,105,860
  Nassau, NY, Industrial Development Agency,
   Civic Facilities Rev. (North Shore Health
   Systems), 5.625s, 2010                                      $  500        $   488,915
  New York City, NY, Health & Hospital Corp.
    Rev., 5.25s, 2017                                             750            736,673
  New York City, NY, Industrial Development
   Agency, Civic Facilities Rev. (StatenIsland
   University Hospital), 6.375s, 2031                             500            489,270
  New York Dormitory Authority Rev. (Montefiore
   Medical Center), AMBAC, 5.25s, 2019                          1,000          1,002,330
  New York Dormitory Authority Rev. (St. Vincent`s
   Hospital), FHA, 7.375s, 2011                                 1,745          1,785,309
  New York Medical Care Facilities Finance
   Agency Rev., Mental Health Services
   (Huntington Hospital Mortgage), 6.5s, 2014                   1,250          1,294,387
  New York Medical Care Facilities Financing Agency
   Rev. (Montefiore Medical Center), AMBAC, 6.5s, 2005~         1,550          1,719,089
  Yonkers, NY, Industrial Development Agency,
   Civic Facilities Rev. (St. John`s Riverside
   Hospital), 7.125s, 2031                                        500            519,890
                                                                             -----------
                                                                             $11,415,429
----------------------------------------------------------------------------------------
HUMAN SERVICES - 0.3%
  New York Dormitory Authority Rev.,
   NYSARC, Inc., FSA, 5s, 2026                                 $  500        $   477,025
----------------------------------------------------------------------------------------
INDUSTRIAL REVENUE - OTHER - 1.3%
  Allegany County, NY, Industrial Development
   Agency, Solid Waste Rev. (Atlantic
   Richfield), 6.625s, 2016 #                                  $1,000        $ 1,030,410
  Onondaga County, NY, Industrial Development
   Agency, Sewer Facilities Rev. (Bristol-Meyers
   Squibb Co.), 5.75s, 2024                                     1,000          1,044,730
                                                                             -----------
                                                                             $ 2,075,140
----------------------------------------------------------------------------------------
INDUSTRIAL REVENUE - PAPER - 1.5%
  Essex County, NY, Industrial Development
   Agency, Pollution Control Rev. (International
   Paper Corp.), 5.55s, 2014                                   $  750        $   749,340
  Essex County, NY, Industrial Development
   Agency, Pollution Control Rev. (International
   Paper Corp.), 6.15s, 2021                                    1,000          1,005,960
  Essex County, NY, Industrial Development
   Agency, Pollution Control Rev. (International
   Paper Corp.), 6.45s, 2023                                      700            726,474
                                                                             -----------
                                                                             $ 2,481,774
----------------------------------------------------------------------------------------
MULTI-FAMILY HOUSING REVENUE - 0.3%
  New York City, NY, Housing Development Corp.
   Rev., 5.6s, 2019                                            $  400        $   403,232
----------------------------------------------------------------------------------------
OTHER - 0.7%
  Guam Economic Development Authority,
   5.5s, 2041                                                  $  400        $   399,472
  New York County Tobacco Trust, 5.625s, 2035                     795            793,346
                                                                             -----------
                                                                             $ 1,192,818
----------------------------------------------------------------------------------------
SALES AND EXCISE TAX REVENUE - 2.7%
  Nassau, NY, Interm Finance Authority Rev.,
   AMBAC, 5.375s, 2016                                         $  400        $   412,980
  Nassau, NY, Interm Finance Authority Rev.,
   MBIA, 5.375s, 2017                                           1,000          1,024,680
  New York City, NY, Transitional Finance Authority
   Rev., 5.75s, 2018                                            2,730          2,873,707
                                                                             -----------
                                                                             $ 4,311,367
----------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------
                                                     PRINCIPAL AMOUNT
ISSUER                                                  (000 OMITTED)              VALUE
----------------------------------------------------------------------------------------
SINGLE FAMILY HOUSING REVENUE - STATE - 2.2%
  New York Mortgage Agency Rev., 5.85s, 2018                   $1,990        $ 2,013,084
  New York Mortgage Agency Rev., 5.8s, 2020                     1,555          1,576,817
                                                                             -----------
                                                                             $ 3,589,901
----------------------------------------------------------------------------------------
SOLID WASTE REVENUE - 1.1%
  New York Environmental Facilities Corp.,
   Solid Waste Disposal Rev. (Variable Waste
   Management Project), 4s, 2012                               $  945        $   941,248
  Niagara County, NY, Industrial Development
   (Solid Waste Disposal Rev.), 5.625s, 2024                      845            843,834
  Oneida Herkimer, NY, Solid Waste Management
   Systems Rev., 6.75s, 2014                                       60             61,745
                                                                             -----------
                                                                             $ 1,846,827
----------------------------------------------------------------------------------------
STATE AND LOCAL APPROPRIATION - 19.0%
  Metropolitan Transportation Authority, NY,
   Service Contract, 7.375s, 2008                              $2,000        $ 2,241,980
  Metropolitan Transportation Authority, NY,
   Service Contract, AMBAC, 5.75s, 2013                           825            908,763
  Metropolitan Transportation Authority, NY,
   Service Contract, FGIC, 5.875s, 2018                         1,980          2,116,105
  New York Dormitory Authority Rev.,
   Mental Health Services Facilities
   Improvement, 5.25s, 2030                                     1,000            979,880
  New York Dormitory Authority Rev.
   (City University), FSA, 5.75s, 2013                          3,000          3,296,250
  New York Dormitory Authority Rev.
   (City University), AMBAC, 5.75s, 2018                          800            870,736
  New York Dormitory Authority Rev.
   (Judicial Institute at Pace),
   AMBAC, 5.5s, 2020                                            2,500          2,569,650
  New York Dormitory Authority Rev.
   (Pace University), MBIA, 6s, 2019                            1,690          1,841,948
  New York Dormitory Authority Rev.
   (Schools Program), 6.25s, 2020                               1,190          1,284,093
  New York Dormitory Authority Rev.
   (Service Contract Child Care Facilities), 5s, 2009             600            619,992
  New York Dormitory Authority Rev.
   (State University), 5s, 2017                                 1,000            983,070
  New York Dormitory Authority Rev.
   (State University), 5.875s, 2017                             1,130          1,232,525
  New York Dormitory Authority Rev.
   (State University), 5.375s, 2018                             1,500          1,513,770
  New York Dormitory Authority Rev.
   (Upstate Community College), FSA, 6s, 2018                   1,000          1,092,770
  New York Local Government
   Assistance Corp., MBIA, 5s, 2021                             1,750          1,695,610
  New York Medical Care Facilities
   Financing Agency Rev., 6.375s, 2004 ~                           15             16,533
  New York Medical Care Facilities
   Financing Agency Rev., MBIA, 6s, 2025                           20             21,121
  New York Municipal Bond Bank Special Program,
   AMBAC, 5.25s, 2015                                             715            733,876
  New York Urban Development
   Corp. Rev. (Correctional Facilities),
   AMBAC, 0s, 2009                                              5,000          3,702,250
  New York Urban Development
   Corp. Rev. (State Facilities),
   AMBAC, 5.6s, 2015                                            2,750          2,968,515
                                                                             -----------
                                                                             $30,689,437
----------------------------------------------------------------------------------------
TURNPIKE REVENUE - 16.2%
  Commonwealth of Puerto Rico, Highway
   & Transportation Authority Rev., 6.25s, 2013                $1,000        $ 1,125,380
  Metropolitan Transportation Authority, NY,
   Dedicated Tax Fund Rev., FGIC, 5.25s, 2014                     500            516,515
  Metropolitan Transportation Authority, NY,
   Dedicated Tax Fund Rev., 5.5s, 2017                            750            768,982
  Metropolitan Transportation Authority, NY,
   Dedicated Tax Fund Rev., AMBAC, 5.25s, 2029                  1,335          1,314,348
  New York Metro Transportation Authority,
   Commuter Facilities Rev., FGIC, 5.25s, 2028                  1,000            988,820
  New York Thruway Authority, General Rev.,
   Highway & Bridges, 5.25s, 2015                               1,500          1,533,450
  New York Thruway Authority, General Rev.,
   Highway & Bridges, MBIA, 5.75s, 2015                         1,000          1,071,040
  New York Thruway Authority, General Rev.,
   Highway & Bridges, FGIC, 5.4s, 2017                          2,000          2,047,600
  New York Thruway Authority, General Rev.,
   Highway & Bridges, 5s, 2018                                  1,000            972,970
  New York Thruway Authority, General Rev.,
   Highway & Bridges,AMBAC, 5.375s, 2018                        2,000          2,036,780
  New York Thruway Authority, General Rev.,
   Highway & Bridges, AMBAC, 5.125s, 2020                       1,000            986,600
  Niagara Falls, NY, Bridge Commission Toll Rev.,
   RITES, FGIC, 8.578s, 2015 +@                                 3,500          3,829,910
  Puerto Rico Highway & Transportation
   Authority Rev., 5s, 2036                                     1,700          1,597,150
  Triborough Bridge & Tunnel Authority Rev.,
   NY, 6s, 2012                                                 1,000          1,108,450
  Triborough Bridge & Tunnel Authority Rev., NY,
   5.5s, 2017                                                     600            636,036
  Triborough Bridge & Tunnel Authority Rev., NY,
   RITES, 9.067s, 2017 +@                                       5,000          5,600,600
                                                                             -----------
                                                                             $26,134,631
----------------------------------------------------------------------------------------
UNIVERSITIES - COLLEGES - 5.0%
  Amherst, NY, Industrial Development
   Agency (Daemen College), 6s, 2021                           $1,000        $ 1,007,840
  Cattaraugus County, NY, Industrial Development
   (Jamestown Community College), 6.4s, 2019                      500            521,070
  Hempstead Town, NY, Civic Facilities Rev.
   (Hofstra University), MBIA, 5.8s, 2015                       1,500          1,604,055
  Islip, NY, Community Development Agency
   Rev. (New York Instituteof Technology),
   7.5s, 2006 ~                                                 1,990          2,309,276
  New York Dormitory Authority Rev. (Fordham
   University), AMBAC, 7.2s, 2015                                  40             40,522
  New York Dormitory Authority Rev.(St. John`s
   University), MBIA, 5s, 2017                                    300            297,390
  Onondaga County, NY, Industrial Development
   Agency (Le Moyne College), 5.625s, 2021                        750            747,675
  Tompkins County, NY, Industrial Development
   Agency (Cornell University), 5.625s, 2010 ~                  1,000          1,111,380
  Utica, NY, Industrial Development Agency
   (Utica College), 5.3s, 2008                                    390            400,448
                                                                             -----------
                                                                             $ 8,039,656
----------------------------------------------------------------------------------------
UTILITIES - COGENERATION - 1.8%
  Port Authority NY & NJ, Special Obligation,
   6.75s, 2011                                                 $1,000        $ 1,046,250
  Port Authority NY & NJ, Special Obligation,
   6.75s, 2019                                                  1,750          1,792,052
                                                                             -----------
                                                                             $ 2,838,302
----------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------
                                                     PRINCIPAL AMOUNT
ISSUER                                                  (000 OMITTED)              VALUE
----------------------------------------------------------------------------------------
UTILITIES - INVESTOR OWNED - 1.7%
  New York Energy Research & Development,
   6.1s, 2020                                                  $2,400       $  2,507,496
  New York Energy Research & Development
   (Niagara Mohawk Power Co.), FGIC, 6.625s, 2013                 250            255,838
                                                                            ------------
                                                                            $  2,763,334
----------------------------------------------------------------------------------------
UTILITIES - MUNICIPAL OWNED - 4.6%
  Guam Power Authority Rev., Rites, AMBAC,
   8.509s, 2014 +@                                             $  500       $    536,190
  Long Island Power Authority
   (Electric Systems Rev.), 5s, 2020                            1,495          1,418,815
  New York Dormitory Authority Rev.
   (City University), 5.625s, 2016                              2,450          2,624,734
  New York Energy Research & Development
   Authority (Electric Facilities Rev.), 7.15s, 2002 ~          1,975          2,034,724
  New York Energy Research & Development
   Authority (Electric Facilities Rev.), 7.15s, 2022              805            824,545
                                                                            ------------
                                                                            $  7,439,008
----------------------------------------------------------------------------------------
UTILITIES - OTHER - 0.1%
  Virgin Islands Water & Power
   Authority Rev., 5.5s, 2017                                  $  200       $    191,954
----------------------------------------------------------------------------------------
WATER AND SEWER UTILITY REVENUE - 10.6%
  Erie County, NY, Water Authority Rev., AMBAC,
   6.75s, 2014                                                 $1,000       $  1,178,910
  New York City, NY, Municipal Water & Sewer
   Finance Authority Rev., 6s, 2010                               620            685,051
  New York City, NY, Municipal Water & Sewer
   Finance Authority Rev., MBIA, 5.5s, 2027                     1,250          1,269,975
  New York City, NY, Municipal Water & Sewer
   Finance Authority Rev., FGIC, 5.25s, 2033                    4,000          3,922,400
  New York Environmental Facilities,
   Clean Water & Drinking Rev.
   (Municipal Water Project), 5s, 2031                          1,000            951,500
  New York Environmental Facilities,
   Pollution Control Rev., 5.75s, 2010                          2,235          2,447,526
  New York Environmental Facilities,
   Pollution Control Rev., 6.875s, 2010                           220            224,400
  New York Environmental Facilities,
   Pollution Control Rev., 7.25s, 2010                             70             71,348
  New York Environmental Facilities,
   Water Facilities Rev., 8.85s, 2015                           2,500          2,606,875
  New York Environmental Facilities,
   Water Facilities Rev., 6s, 2031                              1,000            997,280
  New York Environmental Facilities, Water
   Facilities Rev. (Spring Valley Water Co.), AMBAC,
   6.15s, 2024                                                  1,500          1,617,465
  Puerto Rico Aqueduct & Sewer Authority Rev.,
   FSA, 9s, 2005 ~                                                230            262,478
  Suffolk County, NY, Water Authority Rev., MBIA,
   5.1s, 2012                                                     895            931,301
                                                                            ------------
                                                                            $ 17,166,509
----------------------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS (IDENTIFIED COST, $149,426,066)                       $157,865,553
----------------------------------------------------------------------------------------

Floating Rate Demand Notes - 1.8%
----------------------------------------------------------------------------------------
 East Baton Rouge Parish, LA, Pollution
  Control Rev. Exxon Corp., due 04/01/02                       $  100       $    100,000
 New York City, NY, Municipal Water
  Finance Authority Rev., due 04/01/02                          2,800          2,800,000
----------------------------------------------------------------------------------------
TOTAL FLOATING RATE DEMAND NOTES, AT IDENTIFIED COST                        $  2,900,000
----------------------------------------------------------------------------------------
TOTAL INVESTMENTS (IDENTIFIED COST, $152,326,066)                           $160,765,553

Other Assets, Less Liabilities - 0.6%                                          1,032,386
----------------------------------------------------------------------------------------
NET ASSETS - 100.0%                                                         $161,797,939
----------------------------------------------------------------------------------------

SEE PORTFOLIO FOOTNOTES AND NOTES TO FINANCIAL STATEMENTS.

MFS NORTH CAROLINA MUNICIPAL BOND FUND

Municipal Bonds - 98.3%

-----------------------------------------------------------------------------------------------------
                                                                          PRINCIPAL AMOUNT
ISSUER                                                                     (000 OMITTED)     VALUE
-----------------------------------------------------------------------------------------------------
AIRPORT AND PORT REVENUE - 2.0%
  Charlotte, NC, Airport Rev., MBIA,
   5.875s, 2019                                                            $     1,000   $ 1,047,120
  Charlotte, NC, Airport Rev., MBIA,
   5.875s, 2020                                                                  3,775     3,934,305
  Ralieigh Durham, NC, Airport Authority Rev., FGIC,
   5.25s, 2018                                                                   2,700     2,729,376
                                                                                         -----------
                                                                                         $ 7,710,801
----------------------------------------------------------------------------------------------------
GENERAL OBLIGATIONS - GENERAL PURPOSE - 0.9%
  Charlotte, NC, 5.5s, 2016                                                $     3,100   $ 3,276,638
  Hertford County, NC, 9.5s, 2002                                                  100       100,000
                                                                                         -----------
                                                                                         $ 3,376,638
----------------------------------------------------------------------------------------------------
GENERAL OBLIGATIONS - IMPROVEMENT - 3.3%
  Durham, NC, 5.9s, 2014                                                   $     2,400   $ 2,556,216
  Forsyth County NC, Public Improvement
   Series B, 4.5s, 2011                                                          1,700     1,704,012
  New Hanover County, NC, Public Improvement,
   5.75s, 2017                                                                   1,000     1,066,490
  New Hanover County, NC, Public Improvement,
   5.8s, 2019                                                                    4,200     4,490,724
  North Carolina, Public Improvement Series A,
   5s, 2010                                                                      1,250     1,305,113
  North Carolina, Public Improvement Series A,
   5s, 2012                                                                      1,490     1,545,696
                                                                                         -----------
                                                                                         $12,668,251
----------------------------------------------------------------------------------------------------
GENERAL OBLIGATIONS - SCHOOLS - 3.7%
  Brunswick County, NC, FGIC, 5s, 2020                                     $     2,800   $ 2,728,068
  Cumberland County, NC, 5.8s, 2019                                              4,400     4,675,528
  Johnston County, NC, FGIC, 5.6s, 2018                                          2,000     2,098,060
  New Hanover County, NC, School, 5s, 2019                                       1,255     1,233,464
  University of North Carolina, Greensboro Rev.,
   Refunding General Series B, FSA, 5.375s, 2016                                 1,085     1,120,512
  University of North Carolina, Greensboro Rev.,
   Refunding General Series B, FSA, 5.375s, 2017                                   325       333,830
  Wake County, NC, Public Improvement, 4.5s, 2010                                2,000     2,016,000
                                                                                         -----------
                                                                                         $14,205,462
----------------------------------------------------------------------------------------------------
HEALTH CARE REVENUE - HOSPITALS - 20.3%
  Catawba County, NC, Hospital Rev
   (Catawba Memorial Hospital),
   AMBAC, 5s, 2017                                                         $     1,200   $ 1,180,704
  Charlotte-Mecklenberg Hospital,
   Carolinas Healthcare Systems Rev. Series A,
   5s, 2031                                                                      3,500     3,277,925
  Charlotte-Mecklenberg Hospital Authority Rev.,
   "A", 5.75s, 2021                                                              1,500     1,512,990
  Cumberland County, NC, Hospital Facilities Rev
   (Cumberland County Hospital),
   MBIA, 0s, 2009                                                                1,800     1,270,386
  New Hanover County, NC, Hospital Rev
   (New Hanover Regional Medical Center),
   MBIA, 5s, 2019                                                                6,225     6,033,581
  North Carolina Medical Care, Community
   Health Care Facilities Rev., AMBAC, 5s, 2021                                  3,500     3,352,545
  North Carolina Medical Care Commerce,
   Hospital Rev. (Mission-St. Joseph Health
   System Rev.), 5.25s, 2015                                                    12,210     2,218,641
  North Carolina Medical Care Commission,
   Hospital Rev. (Wilson Memorial Hospital),
   AMBAC, 0s, 2013                                                               1,000       556,940
  North Carolina Medical Care Commission,
   Hospital Rev. (Wilson Memorial Hospital),
   AMBAC, 0s, 2015                                                               1,140       564,118
  North Carolina Medical Care Commission,
   Community Hospital Rev., AMBAC, 5s, 2017                                $     5,000   $ 4,920,300
  North Carolina Medical Care Commission,
   Hospital Rev. (Duke University), 5.25s, 2021                                  5,975     5,825,505
  North Carolina Medical Care Commission,
   Hospital Rev. (Gaston Health Care), 5.5s, 2015                                5,790     5,827,056
  North Carolina Medical Care Commission,
   Hospital Rev. (Gaston Health Care), 5.5s, 2019                                7,500     7,383,450
  North Carolina Medical Care Commission,
   Hospital Rev. (Halifax Memorial), 6.75s, 2002 ~                               1,355     1,405,962
  North Carolina Medical Care Commission,
   Hospital Rev. (Halifax Memorial), 6.75s, 2002 ~                               4,500     4,670,100
  North Carolina Medical Care Commission,
   Hospital Rev. (Mission-St. Joseph Health
   System Rev.), MBIA, 5.1s, 2018                                                1,500     1,476,750
  North Carolina Medical Care Commission,
   Hospital Rev. (Mission-St. Joseph Health
   System Rev.), 5.5s, 2021                                                      2,825     2,804,547
  North Carolina Medical Care
   Commission, Hospital Rev
   (Pitt County Memorial Hospital), 5s, 2018                                     3,000     2,813,670
  North Carolina Medical Care Commission,
   Health Systems Rev. (Catholic Health East),
   AMBAC, 5s, 2018                                                               2,000     1,946,720
  North Carolina Medical Commission, Health
   Care Facilities Rev. (Novant Health),
   MBIA, 5s, 2018                                                                1,975     1,922,742
  Northern Hospital District Surry County, NC,
   Health Care Facilities Rev., ASST GTY, 5.5s, 2019                             1,250     1,247,037
  Northern Hospital District Surry County, NC,
   Health Care Facilities Rev., ASST GTY, 5.1s, 2021                             1,000       941,010
  Pitt County, NC, Hospital Rev. (Memorial
   Hospital), 5.25s, 2021                                                       10,135    10,155,979
  University of North Carolina, Chapel Hill, University
   Hospital Rev., 5.25s, 2019                                                    4,800     4,621,056
                                                                                         -----------
                                                                                         $77,929,714
----------------------------------------------------------------------------------------------------
HEALTH CARE REVENUE - LONG TERM CARE - 0.5%
  Mocksville, NC Rev. (Housing Foundation, Inc.),
   7.25s, 2029                                                             $       990   $   936,619
  North Carolina Medical Care Health Facilities Rev.,
   First Mortgage Arbor Acres Community Project,
   6.375s, 2032                                                                  1,000       964,430
                                                                                         -----------
                                                                                         $ 1,901,049
----------------------------------------------------------------------------------------------------
HUMAN SERVICES - 0.6%
  Cumberland County, NC, Finance Corp.
   (Detention & Mental Health Center),
   AMBAC, 5.625s, 2019                                                     $     2,125   $ 2,208,406
----------------------------------------------------------------------------------------------------
INDUSTRIAL REVENUE - OTHER - 0.3%
  Wake County, NC, Industrial Facilities &
   Pollution Control Finance Authority Rev
   (Mallinkcodt), 6.75s, 2012                                              $     1,100   $ 1,106,435
----------------------------------------------------------------------------------------------------
INDUSTRIAL REVENUE - PAPER - 5.8%
  Columbus County, NC, Industrial Facilities &
   Pollution Control Rev. (International
   Paper Corp.), 5.8s, 2016                                                $     2,000   $ 1,990,900
  Haywood County, NC, Industrial Facilities &
   Pollution Control Finance Authority Rev
   (Champion International), 5.75s, 2025                                         5,400     5,099,274
  Martin County, NC, Industrial Facilities &
   Pollution Control Finance Authority Rev
   (Weyerhaeuser Co.), 7.25s, 2014                                               7,000     7,221,970

-------------------------------------------------------------------------------------------------------
                                                                           PRINCIPAL AMOUNT
ISSUER                                                                       (000 OMITTED)     VALUE
-------------------------------------------------------------------------------------------------------
INDUSTRIAL REVENUE - PAPER - CONTINUED
  Martin County, NC, Industrial Facilities &
   Pollution Control Finance Authority Rev
   (Weyerhaeuser Co.), 6.8s, 2024                                             $     7,500   $ 7,819,500
  Surry County, NC, Industrial Facilities &
   Pollution Control Finance Authority Rev
   (Weyerhaeuser Co.), 9.25s, 2002                                                    300       308,433
                                                                                            -----------
                                                                                            $22,440,077
-------------------------------------------------------------------------------------------------------
INDUSTRIAL REVENUE - METALS - 0.7%
  Mecklenburg County, NC, Industrial Facilities
   & Pollution Control Finance Authority Rev
   (Precision Steel), 7.75s, 2014                                             $     2,600   $ 2,614,222
-------------------------------------------------------------------------------------------------------
MULTI-FAMILY HOUSING REVENUE - 5.0%
  Asheville, NC, Housing Authority Rev
   (Asheville Terrace Apartments), 7.1s, 2011                                 $     5,000   $ 5,165,650
  Durham County, NC, Housing Rev
   (Alston Village Apartments), FNMA,
   5.65s, 2034                                                                      2,040     2,039,878
  North Carolina Housing Finance Agency Rev.,
   FHA, 6.9s, 2024                                                                  4,880     4,995,949
  North Carolina Housing Finance Agency Rev.,
   FHA, 6.05s, 2028                                                                 5,000     5,081,750
  Salisbury, NC, Housing Corp. Rev
   (Yadkin Senior Citizens), FNMA, 6.75s, 2022                                      1,850     1,854,680
                                                                                            -----------
                                                                                            $19,137,907
-------------------------------------------------------------------------------------------------------
SALES AND EXCISE TAX REVENUE - 0.7%
  Territory of Virgin Islands, Public Finance
   Authority Rev., 5.5s, 2022                                                 $     1,600   $ 1,557,712
  Virgin Islands Public Finance Authority Rev.,
   ASST GTY, 5.5s, 2018                                                             1,000     1,027,430
                                                                                            -----------
                                                                                            $ 2,585,142
-------------------------------------------------------------------------------------------------------
SINGLE FAMILY HOUSING REVENUE - STATE - 4.4%
  North Carolina Housing Finance Agency Rev.,
   6.7s, 2018                                                                 $     1,400   $ 1,434,062
  North Carolina Housing Finance Agency Rev.,
   5.55s, 2019                                                                      3,980     3,993,731
  North Carolina Housing Finance Agency Rev.,
   6.15s, 2020                                                                        995     1,014,661
  North Carolina Housing Finance Agency Rev.,
   5.25s, 2020                                                                      1,500     1,437,030
  North Carolina Housing Finance Agency Rev.,
   5.85s, 2028                                                                      3,975     4,003,938
  North Carolina Housing Finance Agency
   Rev., FHA, 6.15s, 2017                                                           1,945     1,987,615
  North Carolina Housing Finance Agency
   Rev., Home Ownership Series 13 A,
   4.25s, 2028                                                                      3,000     2,997,690
                                                                                            -----------
                                                                                            $16,868,727
-------------------------------------------------------------------------------------------------------
SOLID WASTE REVENUE - 0.3%
  Iredell County, NC, Solid Waste Systems Rev.,
   6.25s, 2002 ~                                                              $     1,250   $ 1,283,763
-------------------------------------------------------------------------------------------------------
STATE AND LOCAL APPROPRIATION - 14.3%
  Brunswick County, NC, FSA, 5.5s, 2020                                       $     1,000   $ 1,023,250
  Cabarrus County, NC, Development Corp.,
   AMBAC, 5.3s, 2019                                                                1,250     1,260,988
  Cabarrus County, NC, Installment Financing
   Contract, 5s, 2021                                                               5,500     5,329,060
  Carteret County, NC, AMBAC, 5.625s, 2020                                          1,010     1,049,491
  Charlotte, NC, Certificates of Participation
   (Convention Facilites), AMBAC, 0s, 2004                                          3,435     3,155,082
  Charlotte, NC, Certificates of Participation
   (Convention Facilites), AMBAC, 0s, 2005                                    $     4,810   $ 4,198,264
  Charlotte, NC, Certificates of Participation
   (Convention Facilites), AMBAC, 0s, 2006                                          1,075       892,035
  Charlotte, NC, Certificates of Participation
   (Convention Facilites), AMBAC, 0s, 2008                                          3,000     2,232,480
  Charlotte, NC, Convevtion Facility, 5.5s, 2020                                    3,000     3,070,560
  Charlotte, NC, Public Safety Facilities, 5.5s, 2020                               3,000     3,067,530
  Cumberland County, NC, Certificates of
   Participation (Civic Center), AMBAC, 0s, 2011                                      425       267,219
  Cumberland County, NC, Certificates
   of Participation (Civic Center), AMBAC, 0s, 2013                                 1,000       555,860
  Franklin County, NC, Certificates of Participation
   (Jail and School), FGIC, 6.625s, ~                                               2,000     2,190,680
  Harnett County, NC, FSA, 5.5s, 2016                                               1,225     1,277,491
  Harnett County, NC, Certificates of Participation,
   AMBAC, 6.2s, 2006                                                                1,000     1,087,550
  Iredell County, NC, Public Facilities,
   AMBAC, 5.5s, 2019                                                                1,000     1,026,920
  New Hanover County NC, Certificates
   Participation, New Hanover County Projects,
   AMBAC, 5.25s, 2018                                                               1,635     1,649,895
  Pitt County NC, School Facilities, FSA,
   5.75s, 2018                                                                      1,390     1,467,520
  Pitt County, NC, School Facilities, FSA,
   5.75s, 2019                                                                      1,390     1,464,699
  Pitt County, NC, School Facilities, FSA,
   5.5s, 2020                                                                       1,250     1,281,300
  Puerto Rico Housing, Bank and Finance
   Agency, 7.5s, 2006                                                               7,000     7,904,120
  Puerto Rico Public Finance Corp., Rites,
   AMBAC, 9.113s, 2016 +@                                                           1,500     1,700,520
  Randolph County, NC, FSA, 5.6s, 2018                                              3,000     3,109,320
  Rockingham, NC, Certificates Participation,
   AMBAC, 5.125s, 2024                                                                350       341,663
  Sampson Area Development Corp., NC,
   Installment Payment Rev., MBIA, 4.75s, 2019                                      1,000       946,920
  Union County, NC, Certificates of Participation,
   AMBAC, 6.375s,                                                                   1,000     1,055,090
  Winston-Salem, NC, 5s, 2018                                                       2,575     2,558,082
                                                                                            -----------
                                                                                            $55,163,589
-------------------------------------------------------------------------------------------------------
TURNPIKE REVENUE - 3.4%
  Puerto Rico Commonwealth Highway, Series E,
   FSA, 5.5s, 2011                                                            $     3,000   $ 3,249,210
  Puerto Rico Highway & Transportation Authority
   Rev., 8.921s, 2007 @                                                             2,750     2,990,048
  Puerto Rico Highway & Transportation Authority
   Rev., Rites, FSA, 10.363s, 2018 +@                                               5,425     6,815,102
                                                                                            -----------
                                                                                            $13,054,360
-------------------------------------------------------------------------------------------------------
UNIVERSITIES - COLLEGES - 5.2%
  Appalachian State University, Parking Systems,
   FSA, 5.6s, 2020                                                            $     2,285   $ 2,370,642
  Cumberland County, NC, Civic Center,
   AMBAC, 5s, 2018                                                                  1,000       984,240
  East Carolina University,AMBAC, 5.25s, 2021                                       1,375     1,374,285
  North Carolina Capital Facilities Finance,
   High Point University Project, 5.125s, 2018                                        510       488,835
  North Carolina Capital Facilities Finance,
   High Point University Project, 5.125s, 2021                                        300       284,232
  Puerto Rico Tourist Authority (University
   Plaza), MBIA, 5s, 2020                                                           2,180     2,153,971

--------------------------------------------------------------------------------------------------------
                                                                           PRINCIPAL AMOUNT
ISSUER                                                                       (000 OMITTED)     VALUE
--------------------------------------------------------------------------------------------------------
UNIVERSITIES - COLLEGES - CONTINUED
  University of North Carolina, 5.375s, 2017                                 $      4,035   $  4,130,831
  University of North Carolina, University Rev.,
   0s, 2013                                                                         3,000      1,695,780
  University of North Carolina, University Rev.,
   0s, 2015                                                                         4,415      2,218,935
  University of North Carolina, University Rev.,
   0s, 2016                                                                         3,500      1,649,760
  University of North Carolina, Greensboro, FSA,
   5s, 2020                                                                         2,835      2,762,452
                                                                                            ------------
                                                                                            $ 20,113,963
--------------------------------------------------------------------------------------------------------
UTILITIES - INVESTOR OWNED - 0.6%
  Wake County, NC Industrial Facilities
   & Pollution, Refunding Carolina Power
   & Light Company Project, 5.375s, 2017                                     $      2,500   $  2,434,925
--------------------------------------------------------------------------------------------------------
UTILITIES - MUNICIPAL OWNED - 17.9%
  North Carolina Eastern Municipal Power Agency,
   MBIA, 7s, 2007                                                            $      5,000   $  5,585,300
  North Carolina Eastern Municipal Power Agency,
   MBIA, 7.25s, 2007                                                                5,000      5,638,550
  North Carolina Eastern Municipal Power Agency,
   7.5s, 2010                                                                       2,595      3,127,338
  North Carolina Eastern Municipal Power Agency,
   MBIA, 7.5s, 2010                                                                 3,005      3,539,740
  North Carolina Eastern Municipal Power Agency,
   5s, 2017                                                                         3,120      3,106,210
  North Carolina Eastern Municipal Power Agency,
   AMBAC, 6s, 2018                                                                  1,245      1,359,353
  North Carolina Eastern Municipal Power Agency,
   Rites, AMBAC, 10.225s, 2018 +@                                                   6,500      7,694,050
  North Carolina Municipal Power Agency,
   Catawba Electric Rev., 6.375s, 2013                                              1,000      1,056,610
  North Carolina Municipal Power Agency,
   No. 1, Catawba Electric Rev., MBIA, 6s, 2011                                     5,000      5,470,050
  North Carolina Municipal Power Agency,
   No. 1, Catawba Electric Rev., MBIA,
   9.02s, 2012 @                                                                    9,000      9,290,160
  North Carolina Municipal Power
   Agency, No. 1, Catawba Electric Rev.,
   MBIA, 5.5s, 2014                                                                 3,000      3,188,430
  North Carolina Municipal Power Agency,
   No. 1, Catawba Electric Rev., FSA, 6.2s, 2018                                    4,300      4,487,050
  Puerto Rico Electric Power Authority, FSA,
   6s, 2016                                                                         5,000      5,382,350
  Raleigh, NC, Combined Enterprise Systems Rev.,
   5.125s, 2022                                                                     2,000      1,959,500
  Raleigh, NC (Comb Enterprise Systems),
   5.25s, 2017                                                                      1,000      1,012,910
  University of North Carolina (Chapel Hill),
   0s, 2002 ~                                                                       9,105      4,816,545
  University of North Carolina (Chapel Hill),
   0s, 2002 ~                                                                       4,285      2,112,976
                                                                                            ------------
                                                                                            $ 68,827,122
--------------------------------------------------------------------------------------------------------
WATER AND SEWER UTILITY REVENUE - 8.4%
  Broad River, NC, Water Authority Rev., MBIA,
   5.75s, 2019                                                               $      1,490   $  1,571,086
  Charlotte, NC, Water & Sewer Systems Rev.,
   5.75s, 2016                                                                      2,000      2,123,100
  Charlotte, NC, Water & Sewer Systems Rev.,
   5.5s, 2017                                                                       1,650      1,719,597
  Charlotte, NC, Water & Sewer Systems Rev.,
   5.75s, 2018                                                               $      5,075   $  5,360,570
  Charlotte, NC, Water & Sewer Systems Rev.,
   5.25s, 2021                                                                      4,000      3,994,720
  Charlotte, NC, Water Authority Rev., 6s, 2010 ~                                   3,180      3,559,374
  Fayetteville, NC, Public Works Commission Rev.,
   FSA, 5.25s, 2016                                                                 1,500      1,533,105
  Greensboro, NC (Enterprise Systems Rev.),
   5.125s, 2018                                                                     1,490      1,489,791
  Greensboro, NC (Enterprise Systems Rev.),
   5.125s, 2019                                                                     1,750      1,734,863
  Greenville, NC (Enterprise Systems Rev.),
   FSA, 5s, 2016                                                                    1,005      1,006,126
  Greenville, NC (Enterprise Systems Rev.),
   FSA, 5.25s, 2019                                                                 1,170      1,176,879
  Kannapolis, NC, Water & Sewer Revenue, FSA,
   5.25s, 2021                                                                      1,000        982,240
  Winston-Salem, NC, Water and Sewer Systems Rev.,
   6.25s, 2002 ~                                                                    4,000      4,108,040
  Winston-Salem, NC, Water & Sewer Systems Rev.,
   Refunding, 5.125s, 2028                                                          2,000      1,939,860
                                                                                            ------------
                                                                                            $ 32,299,351
--------------------------------------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS (IDENTIFIED COST, $364,327,454)                                       $377,929,904
--------------------------------------------------------------------------------------------------------

Floating Rate Demand Notes - 1.1%
--------------------------------------------------------------------------------------------------------
  Allegheny County, PA, Hospital Development
   Authority Rev. Aces Presbyterian Hospital,
   due 04/03/02                                                              $        800   $    800,000
  Appling County, GA, Development Authority
   Pollution Georgia Power Co., due 04/01/02                                          800        800,000
  Bartow County, GA, Development Authority,
   Pollution Control Rev. (Georgia Power Co.),
   due 04/01/02                                                                       100        100,000
  East Baton Rouge Parish, LA, Pollution Control Rev
   Exxon Corp., due 04/01/02                                                          100        100,000
  Harris County, TX, Pollution Control Rev
   Industrial Development Corp., due 04/01/02                                         700        700,000
  Knoxville, TN, Utilities Board Rev., due 04/01/02                                    95         95,000
  New York City, NY, Municipal Water Finance
   Authority Rev., due 04/01/02                                                       600        600,000
  Pinellas County, FL, Health Facility Authority,
   due 04/01/02                                                                        50         50,000
  Sevier County, TN, Public Building Authority,
   due 04/01/02                                                                       200        200,000
  Sevier County, TN, Public Building Authority,
   due 04/03/02                                                                     1,000      1,000,000
--------------------------------------------------------------------------------------------------------

TOTAL FLOATING RATE DEMAND NOTES (IDENTIFIED COST, $4,445,000)                              $  4,445,000
--------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (IDENTIFIED COST, $368,772,454)                                           $382,374,904

Other Assets, Less Liabilities - 0.6%                                                          2,149,732
--------------------------------------------------------------------------------------------------------
NET ASSETS - 100.0%                                                                         $384,524,636
--------------------------------------------------------------------------------------------------------

SEE PORTFOLIO FOOTNOTES AND NOTES TO FINANCIAL STATEMENTS.

MFS PENNSYLVANIA MUNICIPAL BOND FUND

Municipal Bonds - 96.5%

------------------------------------------------------------------------------------------------------------
                                                                                 PRINCIPAL AMOUNT
ISSUER                                                                             (000 OMITTED)   VALUE
------------------------------------------------------------------------------------------------------------
AIRPORT AND PORT REVENUE - 2.1%
  Allegheny County, PA, Airport Rev. (Pittsburgh
   International Airport), MBIA, 5.75s, 2014                                       $     1,000   $ 1,055,910
  Allegheny County, PA, Airport Rev. (Pittsburgh
   International Airport), FGIC, 6.125s, 2017                                              500       533,565
                                                                                                 -----------
                                                                                                 $ 1,589,475
------------------------------------------------------------------------------------------------------------
GENERAL OBLIGATIONS - GENERAL PURPOSE - 8.6%
  Allegheny County, PA, FGIC, 5.3s, 2018                                           $       500   $   503,655
  Allegheny County, PA, FGIC, 5.4s, 2019                                                   500       507,240
  Beaver County, PA, "A", MBIA, 5.75s, 2006 ~                                              250       269,968
  Chester County, PA, 5.65s, 2011                                                          500       523,685
  Greene County, PA, 6s, 2010                                                              100       102,218
  Luzerne County, PA, MBIA, 5.25s, 2025                                                    500       491,365
  North Huntingdon Township, PA, AMBAC,
   5.25s, 2019                                                                             500       500,795
  Pennsylvania Finance Authority Rev., 6.6s, 2009                                          900       956,889
  Pennsylvania Finance Authority Rev
   (Pennsylvania Hills), FGIC, 5.45s, 2019                                                 500       508,665
  State of Pennsylvania, 6.25s, 2010                                                       300       336,528
  State of Pennsylvania, 5.125s, 2018                                                      750       748,597
  State of Pennsylvania, 6s, 2019                                                        1,000     1,063,300
                                                                                                 -----------
                                                                                                 $ 6,512,905
------------------------------------------------------------------------------------------------------------
GENERAL OBLIGATIONS - IMPROVEMENT - 2.9%
  Pittsburgh, PA, FGIC, 5.75s, 2020                                                $       500   $   522,020
  Puerto Rico Commonwealth, RITES, XLCA,
   9.34s, 2017 +@                                                                        1,000     1,149,720
  Riverside, PA, School District, FGIC, 5.5s, 2020                                         500       510,980
                                                                                                 -----------
                                                                                                 $ 2,182,720
------------------------------------------------------------------------------------------------------------
GENERAL OBLIGATIONS - SCHOOLS - 19.1%
  Allentown, PA, School District, FGIC, 5.5s, 2010                                 $       650   $   689,150
  Butler, PA, School District, FGIC, 5.375s, 2018                                          500       505,515
  Canon McMillan School District, PA,
   FGIC, 5.25s, 2034                                                                       500       485,645
  Chambersburg, PA, School District, FSA, 5s, 2016                                         500       498,835
  Chester County, PA, Industrial Development
   Authority, AMBAC, 4.2s, 2011                                                            355       343,218
  Downingtown, PA, School District, AMBAC,
   5.65s, 2019                                                                             500       515,330
  Garnet Valley, PA, School District, FGIC, 5.5s, 2015                                     750       786,705
  Northeastern York County, PA, School District,
   FGIC, 0s, 2012                                                                          415       253,366
  Norwin, PA, School District, MBIA, 5s, 2021                                              500       490,950
  Oley Valley, PA, School District, AMBAC, 0s, 2011                                        810       518,108
  Pennsylvania Economic Development
   Authority, 5.35s, 2031                                                                  600       578,550
  Pennsylvania Public School Building Authority,
   Garnet Valley School District, 5.5s, 2018                                             1,005     1,029,803
  Perkiomen Valley School District, PA, FSA,
   5s, 2019                                                                                500       487,645
  Peters Township, PA, School District, FSA,
   5s, 2016                                                                                500       498,845
  Philadelphia, PA, School District, FSA, 5s, 2010                                       1,000     1,034,710
  Philadelphia, PA, School District, MBIA, 6s, 2016                                        500       544,295
  Philadelphia, PA, School District, AMBAC,
   5.375s, 2019                                                                            500       503,615
  Philadelphia, PA, School District, FSA, 5.75s, 2019                                      500       527,300
  Pittsburgh, PA, School District, FSA, 5s, 2005                                           250       262,198
  Pittsburgh, PA, School District, 5.5s, 2017                                            1,320     1,355,455
  Riverside, PA, School District, FGIC, 5.45s, 2017                                        500       512,745
  South Park, PA, School District, FGIC, 5s, 2019                                          750       731,175
  Southeastern Area, PA, Special Schools Authority
   Rev., 0s, 2007                                                                  $       360   $   279,950
  West Chester, PA, School District, 5s, 2008                                            1,050     1,096,441
                                                                                                 -----------
                                                                                                 $14,529,549
------------------------------------------------------------------------------------------------------------
HEALTH CARE REVENUE - HOSPITALS - 10.5%
  Allegheny County, PA, Hospital Authority
  Rev MBIA, 5s, 2018                                                               $       500   $   484,015
  Allegheny County, PA, Hospital Authority Rev
   (South Hills Health System),
   MBIA, 5.8s, 2016                                                                        500       525,980
  Allegheny County, PA, Hospital Development
   Authority Rev., 9.25s, 2030                                                             100       106,011
  Allegheny County, PA, Hospital Development
   Authority Rev., 9.25s, 2022                                                              50        53,005
  Blair County, PA, Hospital Authority Rev. (Altoona),
   AMBAC, 5.5s, 2008                                                                       470       500,508
  Butler County, PA, Industrial Development
   Authority Rev. (Sherwood Oaks), 5.75s, 2011                                             400       406,072
  Chester County, PA, Health & Education Rev
   (Main Line), 5.5s, 2015 #                                                               335       335,975
  Cumberland County, PA, Municipal Refunding Rev
   (Carlisle Hospital), 6.8s, 2004 ~                                                       250       276,942
  Dauphin County, PA, General Authority
   Hospital Rev. (Hapsco), MBIA, 5.8s, 2002                                                355       358,426
  Delaware County, PA, Authority Hospital Rev
   (Crozer Chester Medical Center), 6.25s, 2031                                            500       479,795
  Lehigh County, PA, General Purpose Authority Rev
   (Lehigh Valley Hospital), FSA, 5.25s, 2019                                              500       495,970
  Lehigh County, PA, Hospital Rev. (Lehigh Valley),
   MBIA, 7s, 2016                                                                          250       298,470
  Lycoming County, PA, Authority Hospital Rev
   (Williamsport Hospital Obligation Group),
   Connie Lee, 5.375s, 2010                                                                750       779,385
  Pennsylvania Higher Educational Facilities
   Authority Rev., 6.25s, 2018                                                             100       102,612
  Philadelphia, PA, Health & Educational
   Facilities Rev. (Childrens Hospital), 5.375s, 2014                                      250       250,410
  Philadelphia, PA, Health & Educational
   Facilities Rev. (Jeanes Health), 6.6s, 2010                                             465       472,942
  Philadelphia, PA, Health & Educational Facilities
   Rev. (Temple University), 6.625s, 2023                                                  250       249,265
  Sayre, PA, Health Care Facilities Rev. (VHA),
   AMBAC, 6.375s, 2022                                                                     160       164,582
  Sayre, PA, Health Care Facilities
   Authority Rev., 5.875s, 2031                                                            500       485,500
  Scranton Lackawanna, PA, Health & Welfare
   Rev. (Allied Health), 7.125s, 2005                                                      205       209,494
  South Central, PA, General Authority Rev.,
   5.625s, 2026                                                                            600       598,854
  West Shore, PA, Hospital Authority Rev. (Holy
   Spirit Hospital), 6.25s, 2032                                                           350       336,294
                                                                                                 -----------
                                                                                                 $ 7,970,507
------------------------------------------------------------------------------------------------------------
HEALTH CARE REVENUE - LONG TERM CARE - 1.0%
  Blair County, PA, Industrial Development Authority
   Rev., 7s, 2034                                                                  $       150   $   144,969
  Clarion, PA, County School Development Authority
   Rev. (Beverly Enterprises Inc.), 7.5s, 2012                                             150       151,715
  Lancaster County, PA, Hospital Authority Rev.,
   5.875s, 2031                                                                            500       477,555
                                                                                                 -----------
                                                                                                 $   774,239
------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
                                                                                PRINCIPAL AMOUNT
ISSUER                                                                             (000 OMITTED)   VALUE
----------------------------------------------------------------------------------------------------------
HUMAN SERVICES - 0.2%
  Montgomery County, PA, Industrial
   Development Authority (Wordsworth Academy),
   8s, 2024                                                                        $      150   $  156,651
----------------------------------------------------------------------------------------------------------
INDUSTRIAL REVENUE - ENVIRONMENTAL SERVICES - 1.3%
  New Morgan, PA, Industrial Development
   Authority Rev. (Browning Ferris Co.), 6.5s, 2019                                $      500   $  485,240
  Westmoreland County, PA, Industrial
   Development Corp. Rev. (Waste Management),
   LOC, 5.1s, 2018                                                                        500      493,760
                                                                                                ----------
                                                                                                $  979,000
----------------------------------------------------------------------------------------------------------
INDUSTRIAL REVENUE - OTHER - 0.2%
  Pennsylvania Economic Development Financing
   Authority Rev. (Amtrak), 6.125s, 2021                                           $      150   $  147,017
----------------------------------------------------------------------------------------------------------
INDUSTRIAL REVENUE - PAPER - 1.0%
  Erie County, PA, Industrial Development Authority
   Rev. (International Paper Co.), 5.3s, 2012                                      $      500   $  494,165
  Erie County, PA, Industrial Development Authority
   Rev. (International Paper Co.), 7.625s, 2018                                           250      265,758
                                                                                                ----------
                                                                                                $  759,923
----------------------------------------------------------------------------------------------------------
MISCELLANEOUS REVENUE - OTHER - 0.2%
  Tobacco Settlement Financing Corp. Rev., 5s, 2021                                $      200   $  186,600
----------------------------------------------------------------------------------------------------------
MULTI-FAMILY HOUSING REVENUE - 0.3%
  Montgomery County, PA, Redevelopment
   Authority Rev. (KBF Associates), 6.5s, 2025                                     $      250   $  259,118
----------------------------------------------------------------------------------------------------------
PARKING - 2.1%
  Philadelphia, PA, Parking Authority Rev., FSA,
   5.625s, 2015                                                                    $    1,000   $1,052,840
  Pittsburgh, PA, Public Parking Authority Rev.,
   AMBAC, 6s, 2020                                                                        500      535,620
                                                                                                ----------
                                                                                                $1,588,460
----------------------------------------------------------------------------------------------------------
SALES AND EXCISE TAX REVENUE - 1.3%
  Pittsburgh & Allegheny County, PA,
   AMBAC, 5.25s, 2017                                                              $      500   $  504,715
  Pittsburgh & Allegheny County, PA, Public
   Auditorium Hotel Room, AMBAC, 5.25s, 2013                                              500      517,065
                                                                                                ----------
                                                                                                $1,021,780
----------------------------------------------------------------------------------------------------------
SINGLE FAMILY HOUSING REVENUE - LOCAL - 0.7%
  Philadelphia, PA, Redevelopment
  Authority Rev.,
   FGIC, 6.1s, 2010                                                                $      110   $  112,787
  Pittsburgh, PA, Urban Development Corp. Rev.,
   5.5s, 2010                                                                             400      408,008
                                                                                                ----------
                                                                                                $  520,795
----------------------------------------------------------------------------------------------------------
SINGLE FAMILY HOUSING REVENUE - STATE - 5.7%
  Pennsylvania Housing Finance Agency
  Rev., FHA-VA, 5.75s, 2013                                                        $    1,000   $1,029,430
  Pennsylvania Housing Finance Agency Rev.,
   6.75s, 2014                                                                            500      521,095
  Pennsylvania Housing Finance Agency Rev.,
   6.4s, 2016                                                                             500      516,120
  Pennsylvania Housing Finance Agency Rev.,
   5.25s, 2021                                                                            750      720,390
  Pennsylvania Housing Finance Agency Rev.,
   6.65s, 2021                                                                            250      257,900
  Pennsylvania Housing Finance Agency Rev.,
   6.125s, 2024                                                                           235      238,941
  Pennsylvania Housing Finance Agency Rev., 5.25s, 2033                                 1,000    1,023,440
                                                                                                ----------
                                                                                                $4,307,316
----------------------------------------------------------------------------------------------------------
SOLID WASTE REVENUE - 1.4%
  Harrisburg, PA, 5.875s, 2003 ~                                                   $    1,000   $1,066,810
----------------------------------------------------------------------------------------------------------
STATE AND LOCAL APPROPRIATION - 8.0%
  Delaware Valley, PA, Regional Finance Authority,
   AMBAC, 9.336s, 2018 @                                                           $      500   $  546,950
  Pennsylvania Convention Center Rev., 6.75s, 2019                                        250      262,903
  Pennsylvania Industrial Development Authority,
   AMBAC, 7s, 2007                                                                        300      336,489
  Pennsylvania Industrial Development Authority,
   AMBAC, 5.8s, 2009                                                                      400      433,788
  Philadelphia, PA, Industrial Development Authority,
   MBIA, 5.35s, 2012                                                                      500      519,720
  Philadelphia, PA, Industrial Development Authority,
   FSA, 5.25s, 2030                                                                       750      724,327
  Puerto Rico Public Buildings Authority, 5s, 2007                                      1,585    1,645,071
  Puerto Rico Public Finance Corp., 5.7s, 2025                                          1,000    1,020,810
  Puerto Rico Public Finance Corp., RITES,
   AMBAC, 9.113s, 2013 +@                                                                 500      573,890
                                                                                                ----------
                                                                                                $6,063,948
----------------------------------------------------------------------------------------------------------
STUDENT LOAN REVENUE - 1.9%
  Pennsylvania Higher Education, MBIA, 5s, 2026                                    $    1,500   $1,420,605
----------------------------------------------------------------------------------------------------------
TURNPIKE REVENUE - 6.5%
  Allegheny County, PA, Port Authority Rev., FGIC,
   5s, 2021                                                                        $      750   $  723,232
  Allegheny County, PA, Port Authority Special Rev.,
   MBIA, 6.25s, 2017                                                                      500      562,100
  Pennsylvania Turnpike Commission Rev., 5.5s, 2015                                       250      262,995
  Puerto Rico Highway & Transportation Authority
   Rev., 5.5s, 2008                                                                       500      521,930
  Puerto Rico Highway & Transportation Authority
   Rev., 5.5s, 2013                                                                       500      530,370
  Puerto Rico Highway & Transportation Authority
   Rev., MBIA, 5.5s, 2015                                                                 500      540,500
  Puerto Rico Highway & Transportation Authority
   Rev., 6.5s, 2002 ~                                                                     250      256,620
  Southeastern Pennsylvania Transportation
   Authority, Special Rev., FGIC, 5.25s, 2013                                           1,000    1,036,160
  Southeastern Pennsylvania Transportation
   Authority, Special Rev., FGIC, 5.375s, 2017                                            500      508,440
                                                                                                ----------
                                                                                                $4,942,347
----------------------------------------------------------------------------------------------------------
UNIVERSITIES - COLLEGES - 3.5%
  Allegheny County, PA (Carnegie Mellon
   University), 5.25s, 2032                                                        $      750   $  731,333
  Cumberland County, PA, Municipal Authority
   (Dickinson College), AMBAC, 5.55s, 2017                                                535      553,120
  Pennsylvania Higher Educational Facilities
   (Marywood University), MBIA, 5.5s, 2018                                                300      306,927
  Pennsylvania Higher Educational Facilities
   (Temple University), MBIA, 5.25s, 2014                                                 500      513,830
  Pennsylvania Public School Building Authority
   (Delaware County College), MBIA, 5.75s, 2016                                           500      532,910
                                                                                                ----------
                                                                                                $2,638,120
----------------------------------------------------------------------------------------------------------
UTILITIES - COGENERATION - 0.2%
  Carbon County, PA, Industrial Development
   Authority (Panther Creek Partners), 6.65s, 2010                                 $      150   $  159,038
----------------------------------------------------------------------------------------------------------
UTILITIES - INVESTOR OWNED - 0.6%
  Indiana County, PA, Industrial Development
   Authority, 5.85s, 2027                                                          $      500   $  472,295
----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------
                                                            PRINCIPAL AMOUNT
ISSUER                                                        (000 OMITTED)      VALUE
----------------------------------------------------------------------------------------
UTILITIES - MUNICIPAL OWNED - 9.3%
  Guam Power Authority Rev., RITES, AMBAC,
   8.794s, 2014 +@                                          $      2,170    $  2,327,064
  Luzerne County, PA, Industrial Development
   Authority, AMBAC, 7.2s, 2017                                      500         520,920
  Luzerne County, PA, Industrial Development
   Authority, 6.05s, 2019                                            300         303,363
  Philadelphia, PA, Gas Works Rev., 6s, 2013 ~                     1,645       1,828,780
  Philadelphia, PA, Gas Works Rev., 6.375s, 2014 ~                   240         256,337
  Philadelphia, PA, Gas Works Rev., 6.375s, 2014                     260         263,109
  Philadelphia, PA, Gas Works Rev., FSA, 5.5s, 2016                1,000       1,033,480
  Philadelphia, PA, Gas Works Rev., 5.5s, 2018                       500         511,055
                                                                            ------------
                                                                            $  7,044,108
----------------------------------------------------------------------------------------
WATER AND SEWER UTILITY REVENUE - 7.9%
  Allegheny County, PA, Water Rev., MBIA,
   5.75s, 2017                                              $        750    $    799,042
  Delaware County, PA, FGIC, 5s, 2018                                750         734,423
  Fairview Township, PA, Sewer Rev., FGIC,
   5.05s, 2018                                                       750         738,270
  Harrisburg, PA, Water District Authority Rev.,
   FGIC, 5s, 2015                                                    300         301,596
  Philadelphia, PA, Water Rev., MBIA, 6.25s, 2012                    550         620,796
  Philadelphia, PA, Water Rev., FSA, 5.75s, 2013                     300         315,747
  Philadelphia, PA, Water Rev., MBIA, 5.5s, 2014                   1,000       1,036,480
  Philadelphia, PA, Water Rev., FGIC, 5s, 2031                     1,000         935,750
  Virgin Islands Water & Power Authority Rev.,
   ASST GTY, 5.3s, 2018                                              500         509,030
                                                                            ------------
                                                                            $  5,991,134
----------------------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS (IDENTIFIED COST, $71,978,016)                        $ 73,284,460
----------------------------------------------------------------------------------------

Floating Rate Demand Notes - 5.0%
----------------------------------------------------------------------------------------
  Allegheny County, PA, Hospital Development
   Authority Rev. (Aces Presbyterian University
   Hospital), due 04/03/02                                  $      1,570    $  1,570,000
  New Castle, PA, Area Hospital Authority
   (Jameson Memorial Hospital), due 04/03/02                       2,200       2,200,000
----------------------------------------------------------------------------------------
TOTAL FLOATING RATE DEMAND NOTES
  (IDENTIFIED COST, $3,770,000)                                             $  3,770,000
----------------------------------------------------------------------------------------
TOTAL INVESTMENTS (IDENTIFIED COST, $75,748,016)                            $ 77,054,460

Other Assets, Less Liabilities - (1.5)%                                       (1,107,217)
----------------------------------------------------------------------------------------
NET ASSETS - 100.0%                                                         $ 75,947,243
----------------------------------------------------------------------------------------

SEE PORTFOLIO FOOTNOTES AND NOTES TO FINANCIAL STATEMENTS.

MFS SOUTH CAROLINA MUNICIPAL BOND FUND

Municipal Bonds - 97.5%

----------------------------------------------------------------------------------------
                                                              PRINCIPAL AMOUNT
ISSUER                                                          (000 OMITTED)    VALUE
----------------------------------------------------------------------------------------
AIRPORT AND PORT REVENUE - 3.4%
  Horry County, SC, "A", FSA, 5.7s, 2027                       $     2,250   $ 2,277,720
  Richland Lexington, SC, Airport Rev
   (Columbia Airport), FSA, 5s, 2026                                 1,000       942,920
  Richland Lexington, SC, Airport Rev
   (Columbia Airport), AMBAC, 5.7s, 2026                             1,000     1,010,650
  South Carolina Ports Authority Rev., FSA, 5s, 2016                 1,000       981,680
                                                                             -----------
                                                                             $ 5,212,970
----------------------------------------------------------------------------------------
GENERAL OBLIGATIONS - GENERAL PURPOSE - 5.2%
  Charleston County, SC, 5.25s, 2017                           $     2,000   $ 2,023,180
  Commonwealth of Puerto Rico, RITES,
   9.113s, 2018 +@                                                   2,000     2,181,640
  Commonwealth of Puerto Rico, RITES,
   9.113s, 2019 +@                                                   1,750     1,895,425
  Horry County, SC, 6s, 2015                                           915       984,723
  Richland Lexington Riverbanks, SC,
   Parks District, FGIC, 5.8s, 2018                                  1,000     1,055,120
                                                                             -----------
                                                                             $ 8,140,088
----------------------------------------------------------------------------------------
GENERAL OBLIGATIONS - IMPROVEMENT - 3.2%
  Beaufort County, SC, FGIC, 5.25s, 2018                       $     1,000   $ 1,007,110
  Commonwealth of Puerto Rico, RITES, MBIA,
   9.613s, 2020 +@                                                   2,000     2,446,560
  Puerto Rico Municipal Finance  Agency, RITES,
   FSA, 10.09s, 2016 +@                                                850     1,034,552
  Puerto Rico Public Finance Corp., MBIA, 5s, 2021                     500       492,030
                                                                             -----------
                                                                             $ 4,980,252
----------------------------------------------------------------------------------------
GENERAL OBLIGATIONS - SCHOOLS - 7.7%
  Anderson County, SC, School District, 5.5s, 2018             $     1,465   $ 1,511,001
  Beaufort County, SC, School District, 5.625s, 2018                 2,000     2,068,500
  Berkeley County, SC, School District, 5s, 2020                     2,000     1,957,980
  Georgetown County, SC, School District,
   5.25s, 2018                                                       1,500     1,512,930
  Orangeburg County, SC, Consolidated School
   District, FSA, 5.25s, 2020                                        1,065     1,066,885
  Richland County, SC, School District, 5.1s, 2021                   1,750     1,724,748
  Williamsburg County, SC, School District Public
   Facilities Corp., Certificates of Participation,
   7.5s, 2006 ~                                                        175       188,219
  Williamsburg County, SC, School District Public
   Facilities Corp., Certificates of Participation,
   7.5s, 2007 ~                                                        190       204,352
  Williamsburg County, SC, School District Public
   Facilities Corp., Certificates of Participation,
   7.5s, 2008 ~                                                        205       220,486
  Williamsburg County, SC, School District Public
   Facilities Corp., Certificates of Participation,
   7.5s, 2009 ~                                                        220       236,619
  Williamsburg County, SC, School District Public
   Facilities Corp., Certificates of Participation,
   7.5s, 2012 ~                                                        270       290,396
  Williamsburg County, SC, School District Public
   Facilities Corp., Certificates of Participation,
   7.5s, 2014 ~                                                        315       338,795
  Williamsburg County, SC, School District Public
   Facilities Corp., Certificates of Participation,
   7.5s, 2018 ~                                                        635       682,968
                                                                             -----------
                                                                             $12,003,879
----------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
                                                                                 PRINCIPAL AMOUNT
ISSUER                                                                              (000 OMITTED)    VALUE
------------------------------------------------------------------------------------------------------------
 HEALTH CARE REVENUE - HOSPITALS - 16.5%
  Charleston County, SC (Care Alliance Health
   Services Rev.), FSA, 5s, 2019                                                   $     1,000   $   969,320
  Charleston County, SC, Hospital Facilities Rev
   (Medical Society Health), MBIA, 5s, 2022 ~                                            2,450     2,338,035
  Greenville, SC, Hospital System, Hospital
   Facilities Rev., 6s, 2020                                                             3,400     3,540,726
  Greenville, SC, Hospital System, Hospital
   Facilities Rev., "A", 5.25s, 2017                                                     2,785     2,712,757
  Greenwood County, SC, Hospital Facilities Rev.,
   5.5s, 2021                                                                            1,000       958,230
  Horry County, SC, Hospital Facilities Rev
   (Conway Hospital), 6.75s, 2012                                                        3,700     3,794,683
  Lexington County, SC, Hospital Facilities Rev.,
   FSA, 5.125s, 2021                                                                     1,500     1,459,185
  South Carolina Jobs & Economic Development
   Authority, Hospital Facilities Rev. (Anderson
   Area Medical Center), MBIA, 5.25s, 2015                                               1,750     1,772,207
  South Carolina Jobs & Economic Development
   Authority, Hospital Facilities Rev. (Georgetown
   Memorial Hospital), AMBAC, 6s, 2014                                                   1,000     1,079,180
  South Carolina Jobs & Economic Development
   Authority Rev. (Carolina Hospital System),
   7.55s, 2022 ~                                                                         2,000     2,086,460
  South Carolina Jobs & Economic Development
   Authority Rev. (Georgetown Memorial Hospital),
   ASST GTY, 5.25s, 2021                                                                 1,500     1,430,670
  Spartanburg County, SC, Health Service Rev.,
   AMBAC, 5.3s, 2025                                                                     1,000       989,540
  Spartanburg County, SC, Hospital Facilities Rev
   (Health Services District, Inc.), AMBAC, 5.3s, 2020                                   2,500     2,493,950
                                                                                                 -----------
                                                                                                 $25,624,943
------------------------------------------------------------------------------------------------------------
HUMAN SERVICES - 0.6%
  Greenville County, SC, 8s, 2015                                                  $     1,730   $   865,000
------------------------------------------------------------------------------------------------------------
INDUSTRIAL REVENUE - CHEMICALS - 0.5%
  York City, SC, Industrial Development Rev
   (Hoechst Celanese), 5.7s, 2024                                                  $       850   $   784,414
------------------------------------------------------------------------------------------------------------
INDUSTRIAL REVENUE - OTHER - 0.9%
  Calhoun, SC, Solid Waste Disposal Rev
   (Eastman Kodak), 6.75s, 2017 ~                                                  $     1,000   $ 1,177,210
  Lexington County, SC, Industrial Rev
   (J. B. White & Co.), 8s, 2005                                                           270       271,569
                                                                                                 -----------
                                                                                                 $ 1,448,779
------------------------------------------------------------------------------------------------------------
INDUSTRIAL REVENUE - PAPER - 3.2%
  Darlington County, SC, Industrial Development
   Rev. (Sonoco Products Co.), 6.125s, 2025                                        $     1,500   $ 1,514,250
  Florence County, SC, Industrial Development
   Rev. (Stone Container Corp.), 7.375s, 2007                                              610       612,842
  Richland County, SC, Pollution Control Rev
   (Union Camp Corp.), 6.55s, 2020                                                         750       772,470
  Richland County, SC, Pollution Control Rev
   (Union Camp Corp.), 6.75s, 2022                                                       2,000     2,042,480
                                                                                                 -----------
                                                                                                 $ 4,942,042
------------------------------------------------------------------------------------------------------------
INDUSTRIAL REVENUE - METALS - 1.3%
  Darlington County, SC, Industrial Development
   Rev. (Nucor Corp.), 5.75s, 2023                                                 $     2,000   $ 2,016,040
------------------------------------------------------------------------------------------------------------
INDUSTRIAL REVENUE - RETAIL - 0.3%
  Greenville County, SC, Industrial Development
   Rev. (Kroger Co.), 7.85s, 2015                                                  $       500   $   516,195
------------------------------------------------------------------------------------------------------------
MISCELLANEOUS REVENUE - ENTERTAINMENT & TOURISM - 1.1%
  South Carolina Jobs Economic Development
   Authority Rev., MBIA, 5.125s, 2018                                              $       570   $   568,980
  South Carolina Jobs Economic Development
   Authority Rev., MBIA, 5.125s, 2019                                                      595       591,918
  South Carolina Jobs Economic Development
   Authority Rev., MBIA, 5.125s, 2020                                                      630       623,007
                                                                                                 -----------
                                                                                                 $ 1,783,905
------------------------------------------------------------------------------------------------------------
MULTI-FAMILY HOUSING REVENUE - 2.2%
  South Carolina Housing Rev. (Bayside Apartments),
   FNMA, 6s, 2021                                                                  $     1,000   $ 1,026,060
  South Carolina Housing, Finance & Development
   Authority Rev. (Hunting Ridge Apartments),
   6.75s, 2025                                                                           1,000     1,034,550
  South Carolina Housing, Finance & Development
   Authority Rev. (Runaway Bay Apartments),
   6.125s, 2015                                                                          1,300     1,340,222
                                                                                                 -----------
                                                                                                 $ 3,400,832
------------------------------------------------------------------------------------------------------------
OTHER - 0.7%
  Tobacco Settlement Rev., Management
   Authority, 6.375s, 2028                                                         $     1,000   $ 1,016,180
------------------------------------------------------------------------------------------------------------
SINGLE FAMILY HOUSING REVENUE - STATE - 0.7%
  South Carolina Housing, Finance & Development
   Authority Rev., FSA, 6s, 2020                                                   $     1,025   $ 1,047,468
------------------------------------------------------------------------------------------------------------
STATE AND LOCAL APPROPRIATION - 13.7%
  Berkeley County, SC, School District,
   AMBAC, 6.3s, 2016 ~                                                             $     1,800   $ 1,939,212
  Berkeley County, SC, School District
   (Berkeley School Facilities Group, Inc.),
   AMBAC, 5s, 2016                                                                         500       500,200
  Greenville County, SC, 5.5s, 2028                                                      2,000     1,926,920
  Greenville County, SC, Public Facilities,
   AMBAC, 5s, 2017                                                                       1,695     1,685,796
  Greenville County, SC (Greenville Technical
   College), AMBAC, 5s, 2017                                                             1,000       994,570
  Greenville County, SC (University Center),
   AMBAC, 5.25s, 2019                                                                    1,000     1,004,580
  Hilton Head Island, SC, Public Finance Corp.,
   Certificates of Participation,
   AMBAC, 5.75s, 2014                                                                    1,750     1,845,148
  Myrtle Beach, SC, Public Finance Corp.,
   Certificates of Participation
   (Convention Center), 6.875s, 2017 ~                                                   2,500     2,580,400
  North Charleston, SC, Municipal Golf
   Course Mortgage Rev., 5.5s, 2019                                                      1,000       950,850
  Puerto Rico Public Finance Corp., 5.75s, 2030                                          1,000     1,010,830
  Puerto Rico Public Finance Corp., RITES,
   AMBAC, 8.84s, 2013 +@                                                                 1,375     1,578,197
  Puerto Rico Public Finance Corp., RITES,
   AMBAC, 8.84s, 2019 +@                                                                 1,300     1,438,788
  Richland County, SC, Certificates of
   Participation, FGIC, 0s, 2005 ~                                                       1,160     1,043,153
  Richland County, SC, Certificates of
   Participation, FGIC, 0s, 2006 ~                                                       1,160       993,842
  South Carolina Water Resources Authority Rev
   (Local Government Program), 7.25s, 2020                                               1,825     1,856,536
                                                                                                 -----------
                                                                                                 $21,349,022
------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
                                                                                 PRINCIPAL AMOUNT
ISSUER                                                                              (000 OMITTED)    VALUE
--------------------------------------------------------------------------------------------------------------
TURNPIKE REVENUE - 0.9%
  Puerto Rico Highway & Transportation
   Authority Rev., 6.625s, 2018 ~                                                  $        300   $    308,034
  South Carolina Transportation Rev., MBIA,
   5.375s, 2018                                                                           1,000      1,017,510
                                                                                                  ------------
                                                                                                  $  1,325,544
--------------------------------------------------------------------------------------------------------------
UNIVERSITIES - COLLEGES - 3.8%
  Clemson University, University Rev.,
   AMBAC, 6.25s, 2015                                                              $      1,250   $  1,375,275
  Coastal Carolina University, SC, MBIA,
   6.875s, 2026 ~                                                                         1,000      1,100,540
  South Carolina Educational Facilities Authority
   (Furman University), AMBAC, 5.375s, 2020                                               1,245      1,261,471
  University of South Carolina, University
   Rev., FGIC, 5.625s, 2020                                                               1,555      1,605,833
  University of South Carolina, University
   Rev., MBIA, 5.75s, 2026                                                                  515        530,986
                                                                                                  ------------
                                                                                                  $  5,874,105
--------------------------------------------------------------------------------------------------------------
UTILITIES - INVESTOR OWNED - 0.8%
  Fairfield County, SC, Pollution Control Rev
   (South Carolina Electric Co.), 6.5s, 2014                                       $      1,250   $  1,298,250
--------------------------------------------------------------------------------------------------------------
UTILITIES - MUNICIPAL OWNED - 11.9%
  Camden, SC, Public Utility Rev., Refunding &
   Improvement, MBIA, 5.5s, 2017                                                   $      1,500   $  1,542,300
  Colleton & Dorchester Counties, SC,
   Pollution Control Rev., 6.6s, 2014                                                     3,000      3,110,700
  Orangeburg County, SC, Solid Waste
   Disposal Facilities Rev., AMBAC, 5.7s, 2024                                            2,000      2,036,940
  Piedmont, SC, Municipal Power Agency,
   FGIC, 6.25s, 2021                                                                      4,600      5,203,474
  Puerto Rico Electric Power Authority, RITES,
   FSA, 8.556s, 2015 +@                                                                   1,000      1,056,800
  South Carolina Public Service Authority,
   FSA, 5.25s, 2019                                                                       1,000      1,006,020
  South Carolina Public Service Authority,
   FSA, 5.25s, 2020                                                                       1,000      1,001,930
  South Carolina Public Service Authority,
   FGIC, 5.875s, 2023                                                                       500        520,185
  South Carolina Public Service Authority, "B",
   AMBAC, 5.5s, 2023                                                                      1,000      1,014,390
  South Carolina Public Service Authority
   (Santee Cooper), 6.625s, 2031 ~                                                        2,000      2,063,360
                                                                                                  ------------
                                                                                                  $ 18,556,099
--------------------------------------------------------------------------------------------------------------
WATER AND SEWER UTILITY REVENUE - 18.9%
  Charleston, SC, Waterworks & Sewer Rev.,
   MBIA, 5s, 2022                                                                  $      1,000   $    966,970
  Charleston, SC, Waterworks & Sewer Rev.,
   Refunding Systems, 5.25s, 2018                                                         1,000      1,007,020
  Columbia, SC, Waterworks & Sewer Systems
   Rev., 0s, 2004 ~                                                                       1,500      1,415,775
  Columbia, SC, Waterworks & Sewer Systems
   Rev., 0s, 2005                                                                         2,245      2,017,178
  Columbia, SC, Waterworks & Sewer Systems
   Rev., 0s, 2006                                                                         9,330      7,990,585
  Columbia, SC, Waterworks & Sewer Systems
   Rev., 6s, 2015                                                                         2,000      2,216,820
  Greenville, SC, Stormwater Systems Rev., FSA,
   5s, 2022                                                                                 595        575,258
  Greenville, SC, Waterworks Rev., 5.5s, 2022                                             1,000      1,015,150
--------------------------------------------------------------------------------------------------------------
  Lexington, SC, Water & Sewer Rev.,
   Refunding & Improvement, "A", MBIA, 5s, 2027                                    $      1,200   $  1,142,556
  Myrtle Beach, SC, Water & Sewer Rev.,
   MBIA, 5.5s, 2013                                                                       1,000      1,044,240
  Puerto Rico Aqueduct & Sewer Authority
   Rev., 9s, 2009 ~                                                                         685        781,729
  Spartanburg County, SC, Waterworks Rev.,
   FGIC, 6.05s, 2018 ~                                                                    2,750      2,999,177
  Spartanburg County, SC, Waterworks Rev.,
   Refunding Junior Lien, FSA, 5.25s, 2009                                                1,000      1,057,980
  Western Carolina Regional Sewer Authority
   Rev., AMBAC, 0s, 2007                                                                  4,000      3,233,000
  York County, SC, Water & Sewer Rev., 6.5s, 2025                                         2,000      2,006,860
                                                                                                  ------------
                                                                                                  $ 29,470,298
--------------------------------------------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS (IDENTIFIED COST, $144,326,686)                                             $151,656,305
--------------------------------------------------------------------------------------------------------------

FLOATING RATE DEMAND NOTES - 1.3%
--------------------------------------------------------------------------------------------------------------
  Harris County, TX, Hospital Rev. (Methodist
   Hospital), due 04/03/02                                                         $        300   $    300,000
  Sevier County, TN, Public Building
   Authority, due 04/03/02                                                                1,700      1,700,000
--------------------------------------------------------------------------------------------------------------
TOTAL FLOATING RATE DEMAND NOTES, AT IDENTIFIED COST                                              $  2,000,000
--------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (IDENTIFIED COST, $146,326,686)                                                 $153,656,305
Other Assets, Less Liabilities - 1.2%                                                                1,920,580
--------------------------------------------------------------------------------------------------------------
NET ASSETS - 100.0%                                                                               $155,576,885
--------------------------------------------------------------------------------------------------------------

SEE PORTFOLIO FOOTNOTES AND NOTES TO FINANCIAL STATEMENTS.


                                     29-MSC

MFS TENNESSEE MUNICIPAL BOND FUND

Municipal Bonds - 97.3%

----------------------------------------------------------------------------------
                                                       PRINCIPAL AMOUNT
ISSUER                                                    (000 OMITTED)    VALUE
----------------------------------------------------------------------------------
AIRPORT AND PORT REVENUE - 1.1%
  Memphis-Shelby County, TN, Airport Authority
   Rev., FSA, 5.125s, 2021                               $     1,500   $ 1,427,535
----------------------------------------------------------------------------------
GENERAL OBLIGATIONS - GENERAL PURPOSE - 3.0%
  Dickson County, TN, FGIC, 5s, 2018                     $       845   $   828,438
  Lincoln County, TN, FGIC, 5.25s, 2017                          645       657,642
  Puerto Rico Public Buildings Authority,
   5.5s, 2021                                                  1,000     1,037,350
  Rutherford County, TN, 0s, 2007                              1,500       762,945
  Unicoi County, TN, FGIC, 5.25s, 2021                           510       512,417
                                                                       -----------
                                                                       $ 3,798,792
----------------------------------------------------------------------------------
GENERAL OBLIGATIONS - IMPROVEMENT - 10.0%
  Chattanooga, TN, 5s, 2021                              $     2,570   $ 2,502,255
  Commonwealth of Puerto Rico, 5.4s, 2025                      3,000     2,995,980
  Knoxville, TN, 5.5s, 2017                                      645       664,517
  Rutherford County, TN, 5s, 2020                              1,000       977,840
  State of Tennessee "A", FGIC, 5.25s, 2008                    3,000     3,162,180
  Williamson County, TN, Public Improvement,
   5.375s, 2019                                                1,500     1,525,605
  Williamson County, TN, Public Improvement,
   5s, 2020                                                    1,000       977,840
                                                                       -----------
                                                                       $12,806,217
----------------------------------------------------------------------------------
GENERAL OBLIGATIONS - SCHOOLS - 13.7%
  Fayette County, TN, School District, MBIA,
   5.6s, 2008 ~                                          $     1,215   $ 1,305,943
  Gibson County, TN, MBIA, 5.75s, 2016                           645       677,889
  Gibson County, TN, School District, AMBAC,
   5s, 2015                                                      650       658,502
  Giles County, TN, FGIC, 5.75s, 2020                          1,980     2,062,170
  Greene County, TN, Rural School District, "A",
   FGIC, 5s, 2020                                              1,240     1,202,354
  Greene County, TN, Rural School District, "A"
   FGIC, 5s, 2021                                              1,300     1,254,734
  Lincoln County, TN, FGIC, 5.8s, 2007 ~                       2,000     2,177,920
  Milan, TN, Special School District, MBIA,
   5s, 2021                                                    1,000       965,420
  Roane County, TN, Rural School District, FGIC,
   5.6s, 2019                                                    915       938,177
  Roane County, TN, Rural School District, FGIC,
   5.6s, 2020                                                    975       997,171
  Rutherford County, TN, School District,
   5.875s, 2010 ~                                              3,100     3,411,953
  Williamson County, TN, Rural School District,
   6.125s, 2010 ~                                              1,575     1,758,125
                                                                       -----------
                                                                       $17,410,358
----------------------------------------------------------------------------------
HEALTH CARE REVENUE - HOSPITALS - 14.5%
  Bristol, TN, Health & Educational Facilities
   Board Rev. (Bristol Memorial), FGIC,
   5.45s, 2021 #                                         $     2,825   $ 2,776,975
  Cookeville, TN, Industrial Development
   Board, Hospital Rev. (Cookeville General),
   5.75s, 2010                                                 2,000     2,042,760
  Jackson, TN, Hospital Rev. (Jackson-
   Madison County General Hospital),
   AMBAC, 5s, 2018                                             1,000       966,660
  Johnson City, TN, Health & Education
   Financing Authority Rev. (Johnson City
   Medical Center Hospital), MBIA,
   5.25s, 2016                                                 1,375     1,385,120
  Johnson City, TN, Health & Education
   Financing Authority Rev. (Johnson City
   Medical Center Hospital), MBIA, 5s, 2018 ~                  1,500     1,468,590
  Knox County, TN, Health, Education &
   Housing Facilities Board, Hospital Facilities
   Rev. (Baptist Health Systems), 6.5s, 2031             $       800   $   783,640
  Knox County, TN, Health, Education & Housing
   Facilities Board, Hospital Facilities Rev. (East
   Tennessee Children`s Hospital), 6.5s, 2012                  1,000     1,020,210
  Knox County, TN, Health, Education &
   Housing Facilities Board, Hospital Facilities Rev
   (Fort Sanders), MBIA, 5.75s, 2014                           3,250     3,466,157
  Metropolitan Government of Nashville &
   Davidson County, TN, Health & Education
   Facility Board Rev. (Adventist Health
   System), 5.25s, 2020                                        1,000       901,810
  Shelby County, TN, Health Educational &
   Housing Facilities Board Rev. (Methodist
   Healthcare), 6.5s, 2021                                     1,000       989,810
  Shelby County, TN, Health Educational &
   Housing Facilities Board Rev. (St. Judes
   Children's Research), 5.5s, 2020                            1,750     1,711,903
  Springfield, TN, Health & Higher Educational
   Facilities Hospital Rev. ( Northcrest Medical
   Center), 5.25s, 2013                                        1,000       915,340
                                                                       -----------
                                                                       $18,428,975
----------------------------------------------------------------------------------
HEALTH CARE REVENUE - LONG TERM CARE - 0.2%
  Shelby County, TN, Health Educational & Housing
   Facilities Board Rev. (Beverly Project), 7.4s, 2011   $       290   $   293,851
----------------------------------------------------------------------------------
HUMAN SERVICES - 0.8%
  Tennessee Local Development Authority
   Rev., 7s, 2002 ~                                      $     1,000   $ 1,044,130
----------------------------------------------------------------------------------
INDUSTRIAL REVENUE - OTHER - 3.0%
  Hardeman County, TN, Correctional
   Facilities Rev. (Correctional Facilities
   Corp.), 7.75s, 2017                                   $     1,000   $   978,060
  Humphreys County, TN, Solid Waste
   Disposal Rev. (DuPont), 6.7s, 2024                          1,750     1,838,095
  Memphis-Shelby County, TN, Airport
   Authority Facilities Rev. (Federal Express
   Corp.), 6.2s, 2014                                          1,000     1,022,220
                                                                       -----------
                                                                       $ 3,838,375
----------------------------------------------------------------------------------
INDUSTRIAL REVENUE - PAPER - 0.8%
  McMinn County, TN, Industrial
   Development Board, Pollution Control
   Rev. (Bowater), 7.625s, 2016                          $     1,000   $ 1,014,600
----------------------------------------------------------------------------------
INDUSTRIAL REVENUE - RETAIL - 2.6%
  Bristol, TN, Industrial Development
   Authority Rev. (Kmart Corp.), 7.5s, 2004 ~            $     1,105   $ 1,205,511
  Knox County, TN, Industrial Development
   Board Rev. (Kroger Co.), 8.1s, 2003                         2,000     2,076,440
                                                                       -----------
                                                                       $ 3,281,951
----------------------------------------------------------------------------------
MULTI-FAMILY HOUSING REVENUE - 7.1%
  Chattanooga, TN, Health, Educational &
   Housing Facilities Board Rev
   (Rainbow Creek), GNMA, 6.125s, 2019                   $       500   $   514,420
  Franklin, TN, Industrial Development Rev
   (Landings Apartments), FSA, 6s, 2026                        1,000     1,023,710
  Franklin, TN, Industrial Development Rev
   (Sussex Downs), FHA, 6.75s, 2004 ~                          1,000     1,106,880
  Jackson, TN, Health Educational &
   Housing Facilities Board Rev. (Posthouse
   Apartments), FHA, 7.1s, 2028                                1,610     1,664,482


                                     30-MTN

--------------------------------------------------------------------------------------------------------
                                                                            PRINCIPAL AMOUNT
ISSUER                                                                        (000 OMITTED)    VALUE
--------------------------------------------------------------------------------------------------------
MULTI-FAMILY HOUSING REVENUE - CONTINUED
  Memphis, TN, Health & Educational
   Facilities Board Rev. (Hickory Point
   Apartments), MBIA, 5.85s, 2020                                            $      1,000   $  1,028,610
  Metropolitan Government of Nashville
   & Davidson County, TN, Health &
   Educational Facilities Board Rev
   (Berkshire Place), GNMA, 6s, 2023                                                  500        501,045
  Metropolitan Government of Nashville
   & Davidson County, TN, Health &
   Educational Facilities Board Rev
   (Herman Street), FHA, 7.25s, 2032                                                  495        510,692
  Metropolitan Government of Nashville
   & Davidson County, TN, Industrial
   Development Board Rev., FHA, 6.95s, 2026                                         1,000      1,032,510
  Metropolitan Government of Nashville
   & Davidson County, TN, Industrial
   Development Board Rev., FHA, 7.5s, 2029                                            695        700,991
  Shelby County, TN, Health Educational &
   Housing Facilities Board Rev. (Greenview
   Apartments), FNMA, 6s, 2033                                                      1,000      1,017,320
                                                                                            ------------
                                                                                            $  9,100,660
 -------------------------------------------------------------------------------------------------------
OTHER - 0.8%
  Guam Economic Development Authority,
   5.5s, 2041                                                                $        350   $    349,538
  Tobacco Settlement Financing Corp.,
   5s, 2031                                                                           750        683,753
                                                                                            ------------
                                                                                            $  1,033,291
--------------------------------------------------------------------------------------------------------
SALES AND EXCISE TAX REVENUE - 0.6%
  Territory of Virgin Islands, 5.875s, 2018                                  $        730   $    724,138
--------------------------------------------------------------------------------------------------------
SINGLE FAMILY HOUSING REVENUE - STATE - 5.7%
  Tennessee Housing Development Agency Rev.,
   5.45s, 2014                                                               $      2,535   $  2,559,919
  Tennessee Housing Development Agency Rev.,
   0s, 2016                                                                         5,000      2,246,850
  Tennessee Housing Development Agency Rev.,
   6s, 2020                                                                         1,400      1,424,108
  Tennessee Housing Development Agency Rev.,
   MBIA, 6.125s, 2020                                                                 965        983,634
  Tennessee Housing Development Agency Rev.,
   7.125s, 2026                                                                        35         35,762
                                                                                            ------------
                                                                                            $  7,250,273
--------------------------------------------------------------------------------------------------------
STATE AND LOCAL APPROPRIATION - 2.4%
  Chattanooga, TN, Industrial Development
   Board, AMBAC, 5.75s, 2018                                                 $      1,000   $  1,048,730
  Puerto Rico Public Finance Corp.,
   5.75s, 2030                                                                      2,000      2,021,660
                                                                                            ------------
                                                                                            $  3,070,390
--------------------------------------------------------------------------------------------------------
UNIVERSITIES - COLLEGES - 4.3%
  Metropolitan Government of Nashville &
   Davidson County, TN, Health & Educational
   Facilities Board Rev. (Vanderbilt University),
   5s, 2019                                                                  $      1,000   $    977,080
  Metropolitan Government of Nashville &
   Davidson County, TN, Health, Educational
   & Housing Facilities Board Rev
   (McKendree Village, Inc.), 5.125s, 2020                                          1,000        984,350
  Metropolitan Government of Nashville &
   Davidson County, TN, Health, Educational
   & Housing Facilities Board Rev. (Meharry
   Medical College), AMBAC, 5s, 2024                                         $      3,750   $  3,517,687
                                                                                            ------------
                                                                                            $  5,479,117
--------------------------------------------------------------------------------------------------------
UTILITIES - MUNICIPAL OWNED - 8.7%
  Jackson, TN, Electric Systems Rev., MBIA,
   5s, 2018                                                                  $      1,000   $    975,780
  Lawrenceburg, TN, Electric Rev., MBIA,
   5.5s, 2026                                                                       1,255      1,263,007
  Metropolitan Government of Nashville &
   Davidson County, TN, Electric Rev.,
   MBIA, 0s, 2012                                                                   3,305      1,999,260
  Metropolitan Government of Nashville &
   Davidson County, TN, Electric Rev.,
   5.125s, 2021                                                                     1,500      1,466,730
  Mt. Juliet, TN, Public Building Authority
   (Madison), MBIA, 7.7s, 2004 ~                                                    1,100      1,296,284
  Mt. Juliet, TN, Public Building Authority
   (Madison), MBIA, 7.8s, 2004 ~                                                    3,500      4,130,735
                                                                                            ------------
                                                                                            $ 11,131,796
--------------------------------------------------------------------------------------------------------
UTILITIES - OTHER - 0.8%
  Tennessee Gas Rev. (Tennergy Corp.),
   MBIA, 5s, 2009                                                            $      1,000   $  1,014,930
--------------------------------------------------------------------------------------------------------
WATER AND SEWER UTILITY REVENUE - 17.2%
  Harpeth Valley, TN, Utilities Improvement Rev.,
   MBIA, 5.05s, 2020                                                         $      1,925   $  1,877,414
  Hendersonville, TN, Utilities Improvement Rev.,
   FGIC, 5.5s, 2018                                                                 1,125      1,150,796
  Madison, TN, Utility Waterworks Rev., MBIA,
   5s, 2019                                                                         2,750      2,682,157
  Memphis, TN, Sewage Systems Rev.,
   5.75s, 2016                                                                        625        656,788
  Memphis, TN, Sewage Systems Rev.,
   5.75s, 2018                                                                      1,145      1,194,876
  Memphis, TN, Sewage Systems Rev.,
   5.75s, 2020                                                                        750        777,690
  Metropolitan Government of Nashville &
   Davidson County, TN, Water & Sewer
   Rev., FGIC, 5.1s, 2016                                                           2,565      2,567,206
  West Knox Utility District, TN, Water &
   Sewer Rev., MBIA, 0s, 2002 ~                                                     1,315      1,294,591
  West Knox Utility District, TN, Water &
   Sewer Rev., MBIA, 0s, 2003 ~                                                     1,045        995,707
  West Knox Utility District, TN, Water &
   Sewer Rev., MBIA, 0s, 2004 ~                                                     1,920      1,750,195
  West Knox Utility District, TN, Water &
   Sewer Rev., MBIA, 0s, 2006 ~                                                     1,920      1,581,831
  West Knox Utility District, TN, Water &
   Sewer Rev., MBIA, 0s, 2007 ~                                                     1,920      1,500,711
  White House Utility District, TN (Robertson
   & Sumner Counties Waterworks),
   FGIC, 0s, 2014                                                                   3,590      1,964,520
  White House Utility District, TN (Robertson
   & Sumner Counties Waterworks),
   FSA, 6s, 2010 ~                                                                  1,000      1,106,040
  White House Utility District, TN (Robertson
   & Sumner Counties Waterworks),
   FSA, 5s, 2021                                                                      800        777,120
                                                                                            ------------
                                                                                            $ 21,877,642
--------------------------------------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS (IDENTIFIED COST, $119,750,504)                                       $124,027,021
--------------------------------------------------------------------------------------------------------

                                     31-MTN

Floating Rate Demand Note - 1.9%

--------------------------------------------------------------------------------------
                                                     PRINCIPAL AMOUNT
ISSUER                                                 (000 OMITTED)        VALUE
--------------------------------------------------------------------------------------
  Sevier County, TN, Public Building Authority,
   due 04/03/02, at Identified Cost                  $         2,450   $     2,450,000
--------------------------------------------------------------------------------------
TOTAL INVESTMENTS (IDENTIFIED COST, $122,200,504 )   $   126,477,021

Other Assets, Less Liabilities - 0.8%                      1,000,379
--------------------------------------------------------------------------------------
NET ASSETS - 100.0%                                  $   127,477,400
--------------------------------------------------------------------------------------

SEE PORTFOLIO FOOTNOTES AND NOTES TO FINANCIAL STATEMENTS.

MFS VIRGINIA MUNICIPAL BOND FUND

Municipal Bonds - 97.7%

-----------------------------------------------------------------------------------
                                                    PRINCIPAL AMOUNT
ISSUER                                                (000 OMITTED)       VALUE
-----------------------------------------------------------------------------------
AIRPORT AND PORT REVENUE - 6.0%
  Metropolitan Washington, DC, Airport Rev.,
   5.5s, 2016                                     $         2,465   $     2,504,292
  Metropolitan Washington, DC, Airport Rev.,
   MBIA, 5s, 2018                                           2,000         1,932,420
  Metropolitan Washington, DC, Airport Rev.,
   5.75s, 2020                                             11,000        11,227,920
  Norfolk, VA, Airport Authority Rev.,
   FGIC, 5.375s, 2017                                       1,755         1,786,187
  Norfolk, VA, Airport Authority Rev.,
   FGIC, 5s, 2022                                           3,000         2,874,480
                                                                    ---------------
                                                                    $    20,325,299
-----------------------------------------------------------------------------------
GENERAL OBLIGATION - GENERAL PURPOSE - 1.8%
  Bristol, VA, MBIA, 5.3s, 2018                   $         1,250   $     1,263,038
  Lebanon, VA, 6.375s, 2011                                 1,625         1,757,486
  Puerto Rico Public Buildings Authority,
   5.25s, 2021                                              3,075         3,034,225
                                                                    ---------------
                                                                    $     6,054,749
-----------------------------------------------------------------------------------
GENERAL OBLIGATIONS - IMPROVEMENT - 17.7%
  Alexandria, VA, 5.5s, 2018                      $         2,980   $     3,109,451
  Chesapeake, VA, 5.25s, 2008                               1,375         1,456,331
  Chesterfield County, VA, 5s, 2020                         3,015         2,972,549
  Chesterfield County, VA, 6s, 2020                         1,900         2,030,093
  Fairfax County, VA, 4.25s, 2009                           1,575         1,575,851
  Fairfax County, VA, Public Improvement,
   4.75s, 2017                                              4,690         4,574,860
  Hampton, VA, Public Improvement, 6s, 2018                 3,280         3,557,258
  Hampton, VA, Public Improvement, 6s, 2019                 3,480         3,767,065
  Loudoun County, VA, 5.25s, 2019                           2,650         2,674,221
  Loudoun County, VA, Public Improvement,
   5.375s, 2016                                             2,650         2,738,934
  Lynchburg, VA, Public Improvement, 5.6s, 2020             1,765         1,833,394
  Puerto Rico Municipal Finance Agency,
   RITES, FSA, 10.363s, 2016 +@                             1,105         1,344,918
  Puerto Rico Municipal Finance Agency,
   RITES, FSA, 9.363s, 2017 +@                                615           680,190
  Richmond, VA, 0s, 2006                                    3,500         2,999,570
  Richmond, VA, 0s, 2007                                    5,280         4,279,070
  Richmond, VA, 0s, 2008                                    7,270         5,592,230
  Richmond, VA, 0s, 2009                                    5,175         3,772,213
  Richmond, VA, Refunding & Public
   Improvement, FGIC, 5.375s, 2013                          2,685         2,836,890
  Roanoke, VA, Public Improvement, 5s, 2009                 2,275         2,379,195
  Suffolk, VA, Public Improvement, 5.5s, 2020               1,880         1,934,464
  Virginia Beach, VA, Refunding & Public
   Improvement, 5s, 2011                                    3,250         3,368,852
                                                                    ---------------
                                                                    $    59,477,599
-----------------------------------------------------------------------------------
GENERAL OBLIGATIONS - SCHOOLS - 1.6%
  Culpeper County, VA, School District, FSA,
   6s, 2019                                       $         1,000   $     1,076,670
  Virginia Public School Authority, 5s, 2020                2,960         2,890,085
  Virginia Public School Authority, School
   Financing, 4s, 2005                                      1,540         1,567,812
                                                                    ---------------
                                                                    $     5,534,567
-----------------------------------------------------------------------------------


                                     32-MVA

---------------------------------------------------------------------------------------
                                                      PRINCIPAL AMOUNT
ISSUER                                                 (000 OMITTED)        VALUE
---------------------------------------------------------------------------------------
HEALTH CARE REVENUE - HOSPITALS - 14.8%
  Albemarle County, VA, Industrial
   Development Authority, Health
   Services Rev. (University of Virginia
   Health Services), 6.5s, 2002 ~                     $         1,000   $     1,041,530
  Arlington County, VA, Industrial
   Development Authority Rev. (Virginia
   Hospital Center), 5.25s, 2021                                2,600         2,478,060
  Danville, VA, Industrial Development Authority,
   Hospital Rev. (Danville Regional Medical
   Center), AMBAC, 5.2s, 2018                                   2,500         2,513,425
  Fredericksburg, VA, Industrial Development
   Rev. (Medicorp Health Systems), 5s, 2006                     1,665         1,705,376
  Fredericksburg, VA, Industrial Development
   Rev. (Medicorp Health Systems), AMBAC,
   5.25s, 2023                                                 11,000        10,888,130
  Henrico County, VA, Industrial Development
   Authority Rev. (Bon Secours Health),
   MBIA, 6.25s, 2020                                            1,500         1,686,735
  Lynchburg, VA, Industrial Development
   Authority Rev., 5.2s, 2018                                   1,000           978,460
  Medical College of Virginia, Hospital
   Authority Rev., MBIA, 5.125s, 2018                           3,000         2,978,040
  Peninsula Ports Authority, VA (Whittaker
   Memorial), FHA, 8.7s, 2023                                   2,100         2,498,517
  Peninsula Ports, VA, Health Care Rev
   (Riverside Health System), 6.625s, 2002 ~                    1,500         1,547,340
  Peninsula Ports, VA, Health Care Rev
   (Riverside Health System), 5s, 2018                          3,580         3,420,905
  Roanoke, VA, Industrial Development
   Authority Hospital Rev. (Carilion Health
   Systems), MBIA, 5.25s, 2011                                  1,000         1,046,410
  Roanoke, VA, Industrial Development
   Authority, Hospital Rev. (Roanoke Memorial),
   MBIA, 6.125s, 2017                                           6,000         6,685,620
  Virginia Beach, VA, Development Authority Rev
   (Sentara Health System), 5.25s, 2014                         1,740         1,757,261
  Virginia Beach, VA, Development Authority Rev
   (Sentara Health System), 4.75s, 2018                         3,750         3,518,775
  Winchester, VA, Industrial Development
   Authority Rev., AMBAC, 11.517s, 2014 @                       4,400         4,972,528
                                                                        ---------------
                                                                        $    49,717,112
---------------------------------------------------------------------------------------
HEALTH CARE REVENUE - LONG TERM CARE - 0.2%
  Martinsville, VA, Industrial Development
   Authority Rev. (Beverley Enterprises),
   6.75s, 2004                                        $           705   $       717,747
---------------------------------------------------------------------------------------
INDUSTRIAL REVENUE - ENVIRONMENTAL SERVICES - 0.4%
  Henrico County, VA, Industrial Development
   Authority Rev. (Browning Ferris Co.),
   5.45s, 2014                                        $         1,500   $     1,382,010
---------------------------------------------------------------------------------------
INDUSTRIAL REVENUE - OTHER - 0.6%
  Loudoun County, VA, Industrial Development
   Authority Rev. (Dulles Airport Marriott
   Hotel), 7.125s, 2015                               $         2,000   $     2,034,780
---------------------------------------------------------------------------------------
INDUSTRIAL REVENUE - PAPER - 3.4%
  Bedford County, VA, Industrial
   Development Authority Rev
   (Georgia Pacific Corp.), 5.6s, 2025                $         2,000   $     1,683,460
  Bedford County, VA, Industrial
   Development Authority Rev
   (Nekoosa Packaging), 6.55s, 2025                             1,250         1,196,050
---------------------------------------------------------------------------------------
  Isle Wight County, VA, Industrial
   Development Rev. (Union Camp), 6.55s, 2024         $         4,000   $     4,053,080
  Isle Wight County, VA, Industrial
   Development Rev. (Union Camp), 6.1s, 2027                    2,750         2,732,455
  West Point, VA, Industrial Development
   Authority, Solid Waste Disposal Rev
   (Chesapeake Corp.), 6.375s, 2019                             1,900         1,751,933
                                                                        ---------------
                                                                        $    11,416,978
---------------------------------------------------------------------------------------
INDUSTRIAL REVENUE - RETAIL - 0.3%
  Lynchburg, VA, Industrial Development
   Authority Rev. (Kroger Co.), 7.9s, 2011            $         1,000   $     1,022,650
---------------------------------------------------------------------------------------
MISCELLANEOUS REVENUE - OTHER - 0.4%
  Rockbridge County, VA, Industrial Development
   Authority Rev. (Virginia Horse Center),
   6.85s, 2021                                        $           500   $       503,805
  Tobacco Settlement Financing Corp. Rev., 5s, 2021               750           699,750
                                                                        ---------------
                                                                        $     1,203,555
---------------------------------------------------------------------------------------
MULTI-FAMILY HOUSING REVENUE - 5.4%
  Alexandria, VA, Redevelopment &
   Housing Finance Authority Rev. (Jefferson
   Village Apartments), 9s, 2018                      $         3,870   $     3,887,299
  Arlington County, VA, Industrial
   Development Authority Rev. ( Colonial
   Village), FNMA, 5.15s, 2031                                  3,000         2,828,670
  Norfolk, VA, Redevelopment & Housing
   Authority Rev. (Dockside Apartments),
   FHA, 7.375s, 2028                                            2,000         2,052,260
  Virginia Housing Development Authority
   Rev., 6.5s, 2013                                             2,300         2,395,220
  Virginia Housing Development Authority
   Rev., 5.95s, 2016                                            1,905         1,983,619
  Virginia Housing Development Authority
   Rev., 5.15s, 2017                                            3,000         2,927,700
  Virginia Housing Development Authority
   Rev., 5.625s, 2020                                           2,000         2,006,020
                                                                        ---------------
                                                                        $    18,080,788
---------------------------------------------------------------------------------------
PARKING - 0.5%
  Norfolk, VA, Parking System Rev.,
   MBIA, 5s, 2020                                     $         1,630   $     1,593,961
---------------------------------------------------------------------------------------
SALES AND EXCISE TAX REVENUE - 1.4%
  Greater Richmond Convertible Center
   Authority, Hotel Tax Rev. (Convention
   Center Expansion), 6.125s, 2020                    $         3,500   $     3,739,435
  Virgin Islands Public Finance Authority, Rev.,
   5.625s, 2025                                                 1,000           996,810
                                                                        ---------------
                                                                        $     4,736,245
---------------------------------------------------------------------------------------
SINGLE FAMILY HOUSING REVENUE - STATE - 2.6%
  Virginia Housing Development Authority,
   Rev., 9.67s, 2019 @                                $         7,500   $     7,947,450
  Virginia Housing Development Authority,
   Rev., 6.6s, 2022                                               965           981,868
                                                                        ---------------
                                                                        $     8,929,318
---------------------------------------------------------------------------------------
STATE AND LOCAL APPROPRIATION - 17.9%
  Blue Ridge, VA, Regional Jail Authority,
   MBIA, 5.2s, 2021                                   $         1,830   $     1,825,352
  Chesapeake, VA, Industrial Development
   Authority (Chesapeake Court House),
   MBIA, 6.25s, 2011                                            3,985         4,374,653


                                     33-MVA

-----------------------------------------------------------------------------------------------------------
                                                                                 PRINCIPAL AMOUNT
ISSUER                                                                             (000 OMITTED)   VALUE
-----------------------------------------------------------------------------------------------------------
STATE AND LOCAL APPROPRIATION - CONTINUED
  Chesapeake, VA, Industrial Development
   Authority (Chesapeake Court House),
   MBIA, 5.25s, 2017 #                                                            $     2,000   $ 2,023,540
  Chesterfield County, VA, Industrial
   Development Authority, Public Facilities,
   7.5s, 2008                                                                           1,720     1,757,066
  Fairfax County, VA, 6.1s, 2017                                                        3,090     3,286,926
  Fairfax County, VA, Economic Development
   Authority, Parking Rev. (Vienna II
   Metrorail), 6s, 2016                                                                 1,650     1,794,408
  Fairfax County, VA, Economic Development
   Authority, Parking Rev. (Vienna II
   Metrorail), 6s, 2017                                                                 1,750     1,895,162
  Fairfax County, VA, Redevelopment &
   Housing Authority, 5.5s, 2017                                                        2,225     2,260,800
  Henrico County, VA, Industrial Development
   Authority Rev., 6.5s, 2005 ~                                                         5,000     5,574,600
  Montgomery County, VA, Industrial
   Development, AMBAC, 6s, 2017                                                         1,000     1,088,190
  Montgomery County, VA, Industrial
   Development, AMBAC, 6s, 2017                                                         1,120     1,219,613
  New River Valley, VA, Regional Jail
   Authority, MBIA, 5.125s, 2019                                                        6,405     6,385,977
  Pamunkey, VA, Regional Jail Authority,
   MBIA, 5.75s, 2018                                                                    2,230     2,447,938
  Pamunkey, VA, Regional Jail Authority,
   MBIA, 5.75s, 2018                                                                      270       283,635
  Puerto Rico Public Finance Corp., RITES,
   AMBAC, 9.113s, 2013 +@                                                               2,000     2,295,560
  Puerto Rico Public Finance Corp., RITES,
   AMBAC, 9.113s, 2016 +@                                                                 500       566,840
  Richmond, VA, Industrial Development
   Authority (Atmore Corp.), AMBAC, 5s, 2018                                            1,845     1,824,318
  Richmond, VA, Public Facilities (Megahertz),
   AMBAC, 5s, 2022                                                                      1,600     1,552,160
  Virginia Biotechnology Research Park
   (Biotech Two), 5.25s, 2018                                                           8,800     8,855,176
  Virginia Biotechnology Research Park, Lease
   Rev. (Consolidated Laboratories), 5s, 2021                                           1,500     1,452,750
  Virginia Public Building Authority,
   MBIA, 0s, 2007                                                                       3,750     2,973,863
  Virginia Public School Authority, 5s, 2018                                            2,000     1,973,200
  Virginia Resources Authority, 5s, 2017                                                1,360     1,349,705
  Virginia Resources Authority, FSA, 5.5s, 2019                                         1,070     1,101,757
                                                                                                -----------
                                                                                                $60,163,189
-----------------------------------------------------------------------------------------------------------
TURNPIKE REVENUE - 4.6%
  Chesapeake Bay, VA, Bridge & Tunnel
   Authority Rev., FGIC, 0s, 2005                                                 $     4,535   $ 4,013,611
  Pocahontas Parkway Assn., VA, Toll
   Road Rev., 0s, 2012                                                                  1,500       625,350
  Pocahontas Parkway Assn., VA, Toll
   Road Rev., 0s, 2013                                                                  1,500       571,620
  Pocahontas Parkway Assn., VA, Toll
   Road Rev., 0s, 2014                                                                  1,500       522,000
  Pocahontas Parkway Assn., VA, Toll
   Road Rev., 0s, 2015                                                                  1,500       476,205
  Pocahontas Parkway Assn., VA, Toll
   Road Rev., 0s, 2016                                                                  1,500       433,995
  Virginia Commonwealth Transportation
   Board Rev. (Oak Grove Connector), 5.25s, 2022                                        1,500     1,492,500
  Virginia Transportation Board, Transportation
   Contract Rev., 6.5s, 2018                                                      $     3,500   $ 3,579,205
  Virginia Transportation Board Rev.,
   U.S. Route 58, 5.125s, 2021                                                          4,000     3,934,880
                                                                                                -----------
                                                                                                $15,649,366
-----------------------------------------------------------------------------------------------------------
UNIVERSITIES - COLLEGES - 4.9%
  Danville, VA, Industrial Development Authority,
   Educational Facilities Rev. (Averett University),
   6s, 2022                                                                       $       500   $   481,825
  Loudoun County, VA, Industrial Development
   Authority Rev. (George Washington University),
   6.25s, 2012                                                                          2,710     2,770,297
  Virginia College Building Authority (21st Century
   College Program), 5s, 2015                                                           2,000     2,010,780
  Virginia College Building Authority
   (21st Century College Program), 6s, 2018                                             2,000     2,136,880
  Virginia College Building Authority,
   Educational Facilities Rev. (Hampden
   Syndey College), 5s, 2016                                                            1,730     1,711,991
  Virginia College Building Authority,
   Educational Facilities Rev. (Hampton
   University), 5s, 2018                                                                1,655     1,615,528
  Virginia College Building Authority,
   Educational Facilities Rev. (Hampton
   University), 6s, 2020                                                                1,000     1,062,560
  Virginia College Building Authority,
   Educational Facilities Rev. (Marymount),
   7s, 2002 ~                                                                           2,500     2,580,850
  Virginia Public School Authority, 6.5s, 2004 ~                                        1,875     2,059,069
                                                                                                -----------
                                                                                                $16,429,780
-----------------------------------------------------------------------------------------------------------
UTILITIES - COGENERATION - 0.6%
  Pittsylvania County, VA, Industrial
   Development Authority Rev., 7.5s, 2014                                         $     2,000   $ 2,020,820
-----------------------------------------------------------------------------------------------------------
UTILITIES - INVESTOR OWNED - 1.5%
  Halifax County, VA, Industrial Authority Rev
   (Old Dominion Electric), 6s, 2022                                              $     5,000   $ 5,008,800
-----------------------------------------------------------------------------------------------------------
UTILITIES - MUNICIPAL OWNED - 3.1%
  Bristol, VA, Utility Systems Rev., FSA, 5.75s, 2016                             $       240   $   259,150
  Guam Power Authority Rev., RITES,
   AMBAC, 8.794s, 2015 +@                                                               1,010     1,068,842
  Puerto Rico Electric Power Authority, 6s, 2005 ~                                      3,000     3,314,790
  Puerto Rico Electric Power Authority, RITES,
   FSA, 9.882s, 2017 +@                                                                 2,500     3,093,950
  Puerto Rico Electric Power Authority, RITES,
   FSA, 9.632s, 2019 +@                                                                 1,270     1,460,881
  Puerto Rico Electric Power Authority, RITES,
   FSA, 8.982s, 2020 +@                                                                 1,250     1,296,075
                                                                                                -----------
                                                                                                $10,493,688
-----------------------------------------------------------------------------------------------------------
WATER AND SEWER UTILITY REVENUE - 8.0%
  Fairfax County, VA, Water Authority Rev., 5s, 2027                              $     4,000   $ 3,845,880
  Hanover County, VA, Water & Sewer Systems
   Rev., MBIA, 5.25s, 2026                                                              2,000     1,991,960
  Henry County, VA, Public Service Authority,
   Water & Sewer Rev., FSA, 5.5s, 2019                                                  1,000     1,048,390
  Prince William County, VA, Water & Sewer
   Systems Rev., FGIC, 5.5s, 2019                                                       2,000     2,060,180
  Puerto Rico Aqueduct & Sewer Authority
   Rev., 10.25s, 2009 ~                                                                   340       421,780


                                     34-MVA

--------------------------------------------------------------------------------------------------------------
                                                                                 PRINCIPAL AMOUNT
ISSUER                                                                             (000 OMITTED)    VALUE
--------------------------------------------------------------------------------------------------------------
WATER AND SEWER UTILITY REVENUE - CONTINUED
  Puerto Rico Aqueduct & Sewer Authority
   Rev., 9s, 2005 ~                                                                $      3,780   $  4,313,774
  Spotsylvania County, VA, Water & Sewer, Rev
   FSA, 5s, 2022                                                                          1,450      1,406,833
  Virgina Beach, VA, Water Rev., 6s, 2020                                                 1,000      1,068,800
  Virginia Resources Authority Rev., 5s, 2013                                             1,800      1,842,804
  Virginia Resources Authority Rev., 6s, 2017                                             2,750      2,972,557
  Virginia Resources Authority Rev., 5.4s, 2018                                           1,135      1,161,525
  Virginia Resources Authority Rev., MBIA,
   5.5s, 2019                                                                             1,600      1,651,696
  Virginia Resources Authority Rev., MBIA,
   5.5s, 2020                                                                             1,690      1,739,230
  Virginia Resources Authority Rev., Sewer
   Systems, 5.75s, 2021                                                                   1,335      1,382,740
                                                                                                  ------------
                                                                                                  $ 26,908,149
--------------------------------------------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS (IDENTIFIED COST, $319,206,258)                                             $328,901,150
--------------------------------------------------------------------------------------------------------------

FLOATING RATE DEMAND NOTES - 1.1%
--------------------------------------------------------------------------------------------------------------
  Bartow County, GA, Development Authority,
   Pollution Control Rev. (Georgia Power Co.),
   due 04/01/02                                                                    $        600   $    600,000
  Harris County, TX, Hospital Rev
   (Methodist Hospital), due 04/01/02                                                     1,200      1,200,000
  Jackson County, MS, Pollution Control Rev
   (Chevron USA, Inc.), due 04/01/02                                                         90         90,000
  Maricopa County, AZ, Pollution Control Rev
   (Arizona Public Service Co.), due 04/01/02                                               700        700,000
  Pinellas County, FL, Health Facility Authority,
   due 04/01/02                                                                             300        300,000
  Sevier County, TN, Public Building Authority,
   due 04/03/02                                                                             839        839,000
  West Baton Rouge Parish, LA,
   (Dow Chemical Co.),
   due 04/01/02                                                                             100        100,000
--------------------------------------------------------------------------------------------------------------
TOTAL FLOATING RATE DEMAND NOTES, AT IDENTIFIED COST                                              $  3,829,000
                                                                                                  ------------
TOTAL INVESTMENTS (IDENTIFIED COST, $323,035,258)                                                 $332,730,150

Other Assets, Less Liabilities - 1.2%                                                                3,946,820
                                                                                                  ------------
NET ASSETS - 100.0%                                                                               $336,676,970
--------------------------------------------------------------------------------------------------------------


SEE PORTFOLIO FOOTNOTES AND NOTES TO FINANCIAL STATEMENTS.

MFS WEST VIRGINIA MUNICIPAL BOND FUND
Municipal Bonds - 96.9%

--------------------------------------------------------------------------------------------------------------
                                                                                 PRINCIPAL AMOUNT
ISSUER                                                                             (000 OMITTED)    VALUE
--------------------------------------------------------------------------------------------------------------
GENERAL OBLIGATIONS - GENERAL PURPOSE - 15.1%
  Charleston, WV, Public Improvement,
   7.2s, 2009                                                                      $      1,140   $  1,334,929
  Puerto Rico Public Buildings Authority,
   5.25s, 2021                                                                            3,115      3,073,695
  State of West Virginia, FGIC, 5.5s, 2017                                                2,565      2,617,941
  State of West Virginia, FGIC, 5s, 2021                                                  4,000      3,859,160
  State of West Virginia, FGIC, 5.25s, 2026                                               8,000      7,880,960
  State of West Virginia, State Roads,
   FGIC, 5.625s, 2019                                                                     2,000      2,064,560
                                                                                                  ------------
                                                                                                  $ 20,831,245
--------------------------------------------------------------------------------------------------------------
GENERAL OBLIGATIONS - IMPROVEMENT - 4.4%
  Brooke County, WV, Board of Education,
   FGIC, 5s, 2016                                                                  $      1,390   $  1,379,881
  Commonwealth of Puerto Rico, RITES,
   MBIA, 9.613s, 2019 +@                                                                  3,000      3,669,840
  Puerto Rico Municipal Finance Agency,
   RITES, FSA, 9.09s, 2017 +@                                                               900        995,400
                                                                                                  ------------
                                                                                                  $  6,045,121
--------------------------------------------------------------------------------------------------------------
GENERAL OBLIGATIONS - SCHOOLS - 1.8%
  Jefferson County, WV, Board of Education,
   FGIC, 6.85s, 2009 ~                                                             $      1,680   $  1,942,970
  Monongalia County, WV, Board of
   Education, MBIA, 7s, 2005 ~                                                              500        550,235
                                                                                                  ------------
                                                                                                  $  2,493,205
--------------------------------------------------------------------------------------------------------------
HEALTH CARE REVENUE - HOSPITALS - 13.4%
  Berkeley County, WV, Building Commission,
   Hospital Rev. (City Hospital), 6.5s, 2022                                       $      2,500   $  2,499,825
  Kanawha County, WV, Building Commission
   Hospital Rev. (St. Francis Hospital),
   7.5s, 2007 ~                                                                             160        177,624
  Monongalia County, WV, Building Commission,
   Health Rev. (Monongalia General Hospital),
   MBIA, 6.625s, 2011                                                                     1,000      1,009,370
  Ohio County, WV, County Commission
   Health System Rev. (Ohio Valley Medical
   Center), 5.75s, 2013                                                                     750        660,450
  Randolph County, WV, Community
   Health System Rev. (Davis Health
   System, Inc.), FSA, 5.2s, 2021                                                         1,000        970,010
  Weirton, WV, Municipal Hospital Building
   Commission Rev. (Weirton Hospital Medical Center),
   6.375s, 2031                                                                             600        569,016
  West Virginia Hospital Finance
   Authority, Rev. (Cabell Huntington
   Hospital), AMBAC, 6.25s, 2019                                                          5,000      5,311,300
  West Virginia Hospital Finance
   Authority Rev. (Charleston Area
   Medical Center), 6.5s, 2023 ~                                                          2,000      2,318,600
  West Virginia Hospital Finance
   Authority Rev. (Fairmont General
   Hospital), 6.625s, 2019                                                                2,000      1,991,820
  West Virginia Hospital Finance
   Authority Rev. (General Division
   Medical Building), 7.25s, 2014                                                         2,000      2,080,640
  West Virginia Hospital Finance Authority
   Rev. (West Virginia University Hospital),
   AMBAC, 5s, 2018                                                                        1,000        967,430
                                                                                                  ------------
                                                                                                  $ 18,556,085
--------------------------------------------------------------------------------------------------------------


                                     35-MVW

-----------------------------------------------------------------------------------------------------------
                                                                                PRINCIPAL AMOUNT
ISSUER                                                                           (000 OMITTED)    VALUE
-----------------------------------------------------------------------------------------------------------
HEALTH CARE REVENUE - LONG TERM CARE - 2.2%
  Harrison County, WV, Building Commission
   Rev. (Maplewood Retirement), AMBAC,
   5.25s, 2021                                                                    $     2,625   $ 2,557,039
  Monongalia County, WV, Health Facilities Rev
   (Beverly Enterprises, Inc.), 5.625s, 2003                                               80        80,117
  Monongalia County, WV, Health Facilities
   Rev. (Beverly Enterprises, Inc.),
   5.875s, 2007                                                                           500       480,325
                                                                                                -----------
                                                                                                $ 3,117,481
-----------------------------------------------------------------------------------------------------------
INDUSTRIAL REVENUE - CHEMICALS - 1.5%
  Kanawha County, WV, Pollution Control
   Rev. (Union Carbide Corp.), 8s, 2020                                           $     2,000   $ 2,027,060
-----------------------------------------------------------------------------------------------------------
INDUSTRIAL REVENUE - OTHER - 2.0%
  South Charleston, WV, Pollution Control
   Rev. (Union Carbide Corp.), 7.625s, 2005                                       $     2,500   $ 2,791,125
-----------------------------------------------------------------------------------------------------------
INDUSTRIAL REVENUE - PAPER - 1.5%
  Braxton County, WV, Solid Waste Disposal Rev
   (Weyerhaeuser Co.), 6.5s, 2025                                                 $     2,000   $ 2,027,280
-----------------------------------------------------------------------------------------------------------
INDUSTRIAL REVENUE - RETAIL - 3.0%
  Kanawha County, WV, Commercial
   Development Rev. (Kroger Co.), 8s, 2011                                        $     1,000   $ 1,037,740
  Kanawha County, WV, Commercial
   Development Rev. (May Department
   Stores Co.), 6.5s, 2003                                                              3,000     3,092,340
                                                                                                -----------
                                                                                                $ 4,130,080
-----------------------------------------------------------------------------------------------------------
MULTI-FAMILY HOUSING REVENUE - 0.8%
  Huntington, WV, Housing Corp., Rev.,
   FNMA, 7.5s, 2024                                                               $       800   $   816,040
  Webster County, WV, Housing Development
   Rev. (Circlebrook), FHA, 6.35s, 2008                                                   345       357,437
                                                                                                -----------
                                                                                                $ 1,173,477
-----------------------------------------------------------------------------------------------------------
PARKING - 0.9%
  West Virginia Economic Development, Auto
   Lease Rev. (Capitol Parking Garage),
   AMBAC, 5.8s, 2020                                                              $     1,260   $ 1,314,734
-----------------------------------------------------------------------------------------------------------
SALES AND EXCISE TAX REVENUE - 0.4%
  Virgin Islands Public Finance Authority Rev.,
   5.625s, 2025                                                                   $       500   $   498,405
-----------------------------------------------------------------------------------------------------------
SINGLE FAMILY HOUSING REVENUE - LOCAL - 0.8%
   Charles Town, WV, Residential Mortgage
   Rev., 6.2s, 2011                                                               $       380   $   382,139
  Mason County, Housing Rev., WV, 0s, 2014                                              1,700       679,082
                                                                                                -----------
                                                                                                $ 1,061,221
-----------------------------------------------------------------------------------------------------------
SINGLE FAMILY HOUSING REVENUE - STATE - 0.7%
  West Virginia Housing Development
   Fund Rev., 5.3s, 2023                                                          $     1,000   $   975,480
-----------------------------------------------------------------------------------------------------------
STATE AND LOCAL APPROPRIATION - 14.4%
  Huntington, WV, Municipal Development
   Authority Rev., MBIA, 5.1s, 2018                                               $     1,740   $ 1,712,873
  West Virginia Building Commission, Lease
   Rev. (West Virginia Regional Jail),
   MBIA, 0s, 2007 ~                                                                     3,150     2,503,305
  West Virginia Building Commission, Lease
   Rev. (West Virginia Regional Jail),
   MBIA, 0s, 2008                                                                       3,050     2,300,158
  West Virginia Building Commission, Lease
   Rev. (West Virginia Regional Jail), MBIA, 0s, 2009                                   1,000       713,720
  West Virginia Building Commission, RITES,
   AMBAC, 8.633s, 2018 +@                                                         $     4,520   $ 4,689,952
  West Virginia Building Commission, RITES,
   AMBAC, 8.633s, 2018 +@                                                               1,250     1,324,775
  West Virginia Economic Development
   Authority, State Office Building, 5s, 2020                                           1,000       944,490
  West Virginia Economic Development,
   Authority, Lease Rev., Correctional
   Juvenile & Public, MBIA, 5.5s, 2013                                                  1,000     1,063,070
  West Virginia Parkways, Economic
   Development & Tourism Authority,
   FGIC, 0s, 2006 ~                                                                     2,500     2,101,775
  West Virginia School Building Authority,
   FSA, 5.25s, 2021                                                                     2,550     2,513,178
                                                                                                -----------
                                                                                                $19,867,296
-----------------------------------------------------------------------------------------------------------
TURNPIKE REVENUE - 5.9%
  West Virginia Parkways, Economic
   Development & Tourism Authority, Rev.,
   FGIC, 0s, 2005 ~                                                               $     2,250   $ 1,988,775
  West Virginia Parkways, Economic
   Development & Tourism Authority, Rev.,
   FGIC, 0s, 2007 ~                                                                     2,000     1,589,400
  West Virginia Parkways, Economic
   Development & Tourism Authority, Rev.,
   FGIC, 0s, 2008 ~                                                                       610       460,032
  West Virginia Parkways, Economic Development
   & Tourism Authority, Rev., FGIC, 5s, 2008                                            1,000     1,039,820
  West Virginia Parkways, Economic
   Development & Tourism Authority, Rev.,
   FGIC, 5.831s, 2019                                                                   3,000     3,087,810
                                                                                                -----------
                                                                                                $ 8,165,837
-----------------------------------------------------------------------------------------------------------
UNIVERSITIES - COLLEGES - 5.5%
  Puerto Rico Industrial Tourist Educational
   (University Plaza), MBIA, 5s, 2021                                             $     1,270   $ 1,249,795
  West Virginia Department of Higher Education,
   (Marshall University), FGIC, 5.25s, 2019                                             1,680     1,670,323
  West Virginia University Rev., University Systems
   (Marshall University), FGIC, 6s, 2020                                                2,705     2,869,464
  West Virginia University Rev., University Systems
   (West Virginia University), MBIA, 5.5s, 2020                                         1,700     1,765,093
                                                                                                -----------
                                                                                                $ 7,554,675
-----------------------------------------------------------------------------------------------------------
UNIVERSITIES - DORMATORIES - 1.4%
  West Virginia University Rev., (West Virginia
   Dormitory), AMBAC, 5s, 2022                                                    $     2,000   $ 1,909,540
-----------------------------------------------------------------------------------------------------------
UTILITIES - INVESTOR OWNED - 11.5%
  Marshall County, WV, Pollution Control Rev
   (Ohio Power Co.), 6.85s, 2022                                                  $     2,000   $ 2,046,560
  Marshall County, WV, Pollution Control Rev
   (Ohio Power Co.), MBIA, 6.85s, 2022                                                  3,150     3,234,326
  Mason County, WV, Pollution Control Rev
   (Appalachian Power Co.), MBIA, 6.6s, 2022                                            7,000     7,277,690
  Putnam County, WV, Pollution Control Rev
   (Applachian Power Co.), MBIA, 6.6s, 2019                                             3,200     3,295,008
                                                                                                -----------
                                                                                                $15,853,584
-----------------------------------------------------------------------------------------------------------
WATER AND SEWER UTILITY REVENUE - 9.7%
  Beckley, WV, Industrial Development Rev
   (Beckley Water Co.), 7s, 2017                                                  $     2,000   $ 2,056,820
  Charleston, WV, Sewer Rev., MBIA, 6.5s, 2017                                          2,260     2,366,717
  West Virginia Water Development Authority, Rev.,
   7.1s, 2009 ~                                                                           185       206,362

                                     36-MWV

--------------------------------------------------------------------------------------------------------------
                                                                                 PRINCIPAL AMOUNT
ISSUER                                                                             (000 OMITTED)    VALUE
--------------------------------------------------------------------------------------------------------------
WATER AND SEWER UTILITY REVENUE -- CONTINUED

  West Virginia Water Development Authority, Rev.,
   FSA, 5s, 2018                                                                   $      1,270   $  1,236,244
  West Virginia Water Development Authority, Rev.,
   AMBAC, 6.25s, 2020                                                                     1,000      1,076,270
  West Virginia Water Development Authority, Rev.,
   FSA, 6.2s, 2024                                                                        3,000      3,244,230
  West Virginia Water Development Authority, Rev.,
   FSA, 5.25s, 2035                                                                       2,000      1,912,360
  West Virginia Water Development Authority,
   Infrastructure Rev., FSA, 5.5s, 2018                                                     390        397,730
  West Virginia Water Development Authority,
   Infrastructure Rev., FSA, 5.5s, 2019                                                     895        910,895
                                                                                                  ------------
                                                                                                  $ 13,407,628
--------------------------------------------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS (IDENTIFIED COST, $127,769,586)                                             $133,800,559
--------------------------------------------------------------------------------------------------------------

Floating Rate Demand Notes - 1.6%
--------------------------------------------------------------------------------------------------------------
  Bartow County, GA, Development Authority,
   Pollution Control Rev. (Georgia Power Co.),
   due 04/01/02                                                                    $        100   $    100,000
  Burke County, GA, Development Authority
   Pollution Rev. (Georgia Power Co.), due 04/01/02                                         100        100,000
  East Baton Rouge Parish, LA, Pollution Control
   Rev. (Exxon Corp.), due 04/01/02                                                         100        100,000
  Harris County, TX, Hospital Rev. (Methodist
   Hospital), due 04/01/02                                                                  400        400,000
  Harris County, TX, Industrial Development
   Corp. (Shell Oil Co.), due 04/01/02                                                      100        100,000
  Harris County, TX, Industrial Development Corp.,
   Pollution Control Rev. (Exxon Corp.), due 04/01/02                                       200        200,000
  Jackson County, MS, Pollution Control Rev
   (Chevron USA, Inc.), due 04/01/02                                                        100        100,000
  Lincoln County, WY, Pollution Control Rev. (Exxon),
   due 04/01/02                                                                             100        100,000
  Maricopa County, AZ, Pollution Control Rev
   (Arizona Public Service Co.), due 04/01/02                                               100        100,000
  Pinellas County, FL, Health Facility Authority,
   due 04/01/02                                                                             600        600,000
  Sevier County, TN, Public Building Authority,
   due 04/03/02                                                                             400        400,000
--------------------------------------------------------------------------------------------------------------
TOTAL FLOATING RATE DEMAND NOTES, AT IDENTIFIED COST                                              $  2,300,000
--------------------------------------------------------------------------------------------------------------
  TOTAL INVESTMENTS (IDENTIFIED COST, $130,069,586)                                               $136,100,559

Other Assets, Less Liabilities - 1.5%                                                                2,007,322
--------------------------------------------------------------------------------------------------------------
NET ASSETS - 100.0%                                                                               $138,107,881
--------------------------------------------------------------------------------------------------------------

SEE PORTFOLIO FOOTNOTES AND NOTES TO FINANCIAL STATEMENTS

PORTFOLIO FOOTNOTES:

   *Non-income producing security - in default.
   @Inverse floating rate security.
   ~Refunded bond.
   +Restricted security.
   #Security segregated as collateral for an open futures contracts.

                                     37-MWV

FINANCIAL STATEMENTS

STATEMENTS OF ASSETS AND LIABILITIES
---------------------------------------------------------------------------------------------------------------------------------
                                                                      MISSISSIPPI        NEW YORK  NORTH CAROLINA    PENNSYLVANIA
MARCH 31, 2002                                                               FUND            FUND            FUND            FUND
---------------------------------------------------------------------------------------------------------------------------------
ASSETS:
   Investments -
     Identified cost                                                $  86,331,361   $ 152,326,066   $ 368,772,454   $  75,748,016
     Unrealized appreciation                                            2,063,455       8,439,487      13,602,450       1,306,444
                                                                    -------------   -------------   -------------   -------------
          Total, at value                                           $  88,394,816   $ 160,765,553   $ 382,374,904   $  77,054,460
   Cash                                                                    40,415           4,485       1,826,801          30,080
   Receivable for daily variation margin on open
     future contracts                                                        --            20,188            --            15,937
   Receivable for investments sold                                         96,677            --         1,457,089          30,000
   Receivable for fund shares sold                                         20,921         318,747         126,817         454,619
   Interest receivable                                                  1,450,644       2,617,884       5,788,556       1,130,290
   Other assets                                                               504             969           2,824             452
                                                                    -------------   -------------   -------------   -------------
          Total assets                                              $  90,003,977   $ 163,727,826   $ 391,576,991   $  78,715,838
                                                                    -------------   -------------   -------------   -------------
LIABILITIES:
   Distributions payable                                            $     368,111   $     637,712   $   1,501,048   $     297,225
   Payable for investments purchased                                    3,342,180       1,114,060       5,098,107       2,101,329
   Payable for fund shares reacquired                                      26,462         103,291         278,922         352,216
   Payable to affiliates -
     Management fee                                                         3,299           6,189          14,723           2,928
     Shareholder servicing agent fee                                          942           1,768           4,207            --
     Distribution and service fee                                           4,256           7,697          20,498          14,897
     Administrative fee                                                       165             309             736            --
   Accrued expenses and other liabilities                                  78,042          58,861         134,114            --
                                                                    -------------   -------------   -------------   -------------
          Total liabilities                                         $   3,823,457   $   1,929,887   $   7,052,355   $   2,768,595
                                                                    -------------   -------------   -------------   -------------
NET ASSETS                                                          $  86,180,520   $ 161,797,939   $ 384,524,636   $  75,947,243
                                                                    -------------   -------------   -------------   -------------
NET ASSETS CONSIST OF:
   Paid-in capital                                                  $  86,168,551   $ 154,011,268   $ 372,777,841   $  76,268,549
   Unrealized appreciation on investments                               2,063,455       8,460,733      13,602,450       1,316,729
   Accumulated net realized loss on investments                        (2,150,169)       (417,290)     (1,167,237)     (1,601,636)
   Accumulated undistributed (distributions in excess of)
      net investment income                                                98,683        (256,772)       (688,418)        (36,399)
                                                                    -------------   -------------   -------------   -------------
          Total                                                     $  86,180,520   $ 161,797,939   $ 384,524,636   $  75,947,243
                                                                    -------------   -------------   -------------   -------------
SHARES OF BENEFICIAL INTEREST OUTSTANDING:
   Class A                                                              7,910,264      11,126,835      25,963,224       4,899,616
   Class B                                                              1,058,012       2,735,275       4,930,796       2,900,075
   Class C                                                                   --           931,321       2,034,976            --
                                                                    -------------   -------------   -------------   -------------
          Total shares of beneficial interest outstanding               8,968,276      14,793,431      32,928,996       7,799,691
                                                                    -------------   -------------   -------------   -------------
NET ASSETS:
   Class A                                                          $  76,003,678   $ 121,717,074   $ 303,250,266   $  47,661,160
   Class B                                                             10,176,842      29,903,236      57,533,768      28,286,083
   Class C                                                                   --        10,177,629      23,740,602            --
                                                                    -------------   -------------   -------------   -------------
          Total net assets                                          $  86,180,520   $ 161,797,939   $ 384,524,636   $  75,947,243
                                                                    -------------   -------------   -------------   -------------
CLASS A SHARES:
   NET ASSET VALUE PER SHARE
     (net assets / shares of beneficial interest outstanding)           $ 9.61           $10.94          $11.68          $ 9.73
                                                                        ------           ------          ------          ------
   OFFERING PRICE PER SHARE (100 / 95.25 OF NET ASSET VALUE PER SHARE)  $10.09           $11.49          $12.26          $10.22
                                                                        ------           ------          ------          ------
CLASS B SHARES:
   NET ASSET VALUE AND OFFERING PRICE PER SHARE
     (net assets / shares of beneficial interest outstanding)           $ 9.62           $10.93          $11.67          $ 9.75
                                                                        ------           ------          ------          ------
CLASS C SHARES:
   NET ASSET VALUE AND OFFERING PRICE PER SHARE
     (net assets / shares of beneficial interest outstanding)             --             $10.93          $11.67             --
                                                                        ------           ------          ------          ------

On sales of $100,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.


SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENTS OF ASSETS AND LIABILITIES - CONTINUED
---------------------------------------------------------------------------------------------------------------------------------
                                                                   SOUTH CAROLINA       TENNESSEE        VIRGINIA   WEST VIRGINIA
MARCH 31, 2002                                                               FUND            FUND            FUND            FUND
---------------------------------------------------------------------------------------------------------------------------------
ASSETS:
   Investments -
     Identified cost                                                $ 146,326,686   $ 122,200,504   $ 323,035,258   $ 130,069,586
     Unrealized appreciation                                            7,329,619       4,276,517       9,694,892       6,030,973
                                                                    -------------   -------------   -------------   -------------
          Total, at value                                           $ 153,656,305   $ 126,477,021   $ 332,730,150   $ 136,100,559
   Cash                                                                    41,494          78,551          93,793          97,173
   Receivable for daily variation margin on open
      future contracts                                                       --              --            21,250            --
   Receivable for investments sold                                           --           510,000            --            25,000
   Receivable for fund shares sold                                        558,276         185,293         312,927          44,088
   Interest receivable                                                  2,378,304       1,843,945       5,275,094       2,508,472
   Other assets                                                             1,168             837           2,694             959
                                                                    -------------   -------------   -------------   -------------
          Total assets                                              $ 156,635,547   $ 129,095,647   $ 338,435,908   $ 138,776,251
                                                                    -------------   -------------   -------------   -------------
LIABILITIES:
   Distributions payable                                            $     621,058   $     489,188   $   1,306,256   $     556,508
   Payable for daily variation margin on open
      futures contracts                                                      --             9,563            --              --
   Payable for investments purchased                                         --           995,179            --              --
   Payable for fund shares reacquired                                     328,880          36,065         313,845          26,962
   Payable to affiliates -
     Management fee                                                         5,938           4,877          12,888           5,287
     Shareholder servicing agent fee                                        1,697           1,393           3,682           1,510
     Distribution and service fee                                           8,361           6,733          15,559           6,444
     Administrative fee                                                       297             244             644             264
   Accrued expenses and other liabilities                                  92,431          75,005         106,064          71,395
                                                                    -------------   -------------   -------------   -------------
          Total liabilities                                         $   1,058,662   $   1,618,247   $   1,758,938   $     668,370
                                                                    -------------   -------------   -------------   -------------
NET ASSETS                                                          $ 155,576,885   $ 127,477,400   $ 336,676,970   $ 138,107,881
                                                                    -------------   -------------   -------------   -------------
NET ASSETS CONSIST OF:
   Paid-in capital                                                  $ 150,650,959   $ 123,676,605   $ 332,202,809   $ 135,422,570
   Unrealized appreciation on investments                               7,329,619       4,232,767       9,721,406       6,030,973
   Accumulated net realized loss on investments                        (2,718,407)       (374,018)     (4,223,044)     (2,974,873)
   Accumulated undistributed (distributions in excess of)
      net investment income                                               314,714         (57,954)     (1,024,201)       (370,789)
                                                                    -------------   -------------   -------------   -------------
          Total                                                     $ 155,576,885   $ 127,477,400   $ 336,676,970   $ 138,107,881
                                                                    -------------   -------------   -------------   -------------
SHARES OF BENEFICIAL INTEREST OUTSTANDING:
   Class A                                                             10,120,986       9,711,912      26,856,655      10,765,153
   Class B                                                              2,847,215       2,511,998       2,423,626       1,436,015
   Class C                                                                   --              --           953,733            --
                                                                    -------------   -------------   -------------   -------------
          Total shares of beneficial interest outstanding              12,968,201      12,223,910      30,234,014      12,201,168
                                                                    -------------   -------------   -------------   -------------
NET ASSETS:
   Class A                                                          $ 121,437,826   $ 101,294,432   $ 299,087,877   $ 121,860,058
   Class B                                                             34,139,059      26,182,968      26,969,834      16,247,823
   Class C                                                                   --              --        10,619,259            --
                                                                    -------------   -------------   -------------   -------------
          Total net assets                                          $ 155,576,885   $ 127,477,400   $ 336,676,970   $ 138,107,881
                                                                    -------------   -------------   -------------   -------------
CLASS A SHARES:
   NET ASSET VALUE PER SHARE
     (net assets / shares of beneficial interest outstanding)            $12.00          $10.43         $11.14           $11.32
                                                                         ------          ------         ------           ------
   OFFERING PRICE PER SHARE (100 / 95.25 OF NET ASSET VALUE PER SHARE)   $12.60          $10.95         $11.70           $11.88
                                                                         ------          ------         ------           ------
CLASS B SHARES:
   NET ASSET VALUE AND OFFERING PRICE PER SHARE
     (net assets / shares of beneficial interest outstanding)            $11.99          $10.42         $11.13           $11.31
                                                                         ------          ------         ------           ------
CLASS C SHARES:
   NET ASSET VALUE AND OFFERING PRICE PER SHARE
     (net assets / shares of beneficial interest outstanding)              --              --           $11.13             --
                                                                         ------          ------         ------           ------


On sales of $100,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------------------------------------------------------
                                                                  MISSISSIPPI         NEW YORK   NORTH CAROLINA     PENNSYLVANIA
YEAR ENDED MARCH 31, 2002                                                FUND             FUND             FUND             FUND
--------------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME:
   Interest income                                                $ 4,702,440      $ 9,354,906      $22,170,465      $ 3,496,094
                                                                  -----------      -----------      -----------      -----------
   Expenses -
     Management fee                                               $   455,784      $   910,434      $ 2,151,607      $   366,975
     Trustees' compensation                                            13,199           15,644           20,602           17,497
     Shareholder servicing agent fee                                   83,056          165,858          391,958           66,381
     Distribution and service fee (Class A)                              --            318,436        1,079,638             --
     Distribution and service fee (Class B)                            89,799          287,225          616,322          207,514
     Distribution and service fee (Class C)                              --             97,610          218,574             --
     Administrative fee                                                 9,135           18,205           43,238            7,133
     Custodian fee                                                     36,840           68,653          162,492           28,349
     Printing                                                           8,027           21,235           38,769            8,628
     Postage                                                            3,850           10,203           11,079            3,717
     Auditing fees                                                     30,481           30,897           30,536           30,479
     Legal fees                                                        14,749           40,046           12,946           14,936
     Miscellaneous                                                     44,929           82,175          130,173           50,719
                                                                  -----------      -----------      -----------      -----------
          Total expenses                                          $   789,849      $ 2,066,621      $ 4,907,934      $   802,328
     Fees paid indirectly                                              (5,519)          (9,028)         (18,453)          (5,112)
     Reduction of expenses by investment adviser                     (165,087)        (329,931)        (779,755)        (355,488)
                                                                  -----------      -----------      -----------      -----------
          Net expenses                                            $   619,243      $ 1,727,662      $ 4,109,726      $   441,728
                                                                  -----------      -----------      -----------      -----------
            Net investment income                                 $ 4,083,197      $ 7,627,244      $18,060,739      $ 3,054,366
                                                                  -----------      -----------      -----------      -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) (identified cost basis) -
     Investment transactions                                      $  (115,725)     $  (144,239)     $   732,500      $   135,100
     Futures contracts                                                120,071           50,313          (36,309)         (36,518)
                                                                  -----------      -----------      -----------      -----------
          Net realized gain (loss) on investments                 $     4,346      $   (93,926)     $   696,191      $    98,582
                                                                  -----------      -----------      -----------      -----------
   Change in unrealized appreciation (depreciation) -
     Investments                                                  $(1,446,067)     $(2,725,959)     $(7,688,793)     $(1,151,987)
     Futures contracts                                                (25,339)          12,965          (10,312)          10,285
                                                                  -----------      -----------      -----------      -----------
            Net unrealized loss on investments                    $(1,471,406)     $(2,712,994)     $(7,699,105)     $(1,141,702)
                                                                  -----------      -----------      -----------      -----------
              Net realized and unrealized loss on investments     $(1,467,060)     $(2,806,920)     $(7,002,914)     $(1,043,120)
                                                                  -----------      -----------      -----------      -----------
                Increase in net assets from operations            $ 2,616,137      $ 4,820,324      $11,057,825      $ 2,011,246
                                                                  -----------      -----------      -----------      -----------

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENTS OF OPERATIONS - CONTINUED
----------------------------------------------------------------------------------------------------------------------------------
                                                              SOUTH CAROLINA         TENNESSEE          VIRGINIA     WEST VIRGINIA
YEAR ENDED MARCH 31, 2002                                               FUND              FUND              FUND              FUND
----------------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME:
   Interest income                                               $ 9,173,244       $ 7,012,990       $19,537,806       $ 8,051,548
                                                                 -----------       -----------       -----------       -----------
   Expenses -
     Management fee                                              $   867,392       $   692,356       $ 1,895,775       $   752,973
     Trustees' compensation                                           19,213            17,926            22,988            18,427
     Shareholder servicing agent fee                                 158,019           126,145           345,346           137,185
     Distribution and service fee (Class A)                          430,234           350,271         1,070,474           421,557
     Distribution and service fee (Class B)                          350,948           260,672           302,568           167,401
     Distribution and service fee (Class C)                             --                --              92,399              --
     Administrative fee                                               17,329            15,616            38,096            15,150
     Custodian fee                                                    65,227            53,174           148,343            58,039
     Printing                                                         14,939             9,671            32,889            11,863
     Postage                                                           4,920             4,368            11,286             4,047
     Auditing fees                                                    30,494            30,480            30,531            30,491
     Legal fees                                                        4,332            12,652            13,825            12,302
     Miscellaneous                                                    51,859            20,126           107,660            26,346
                                                                 -----------       -----------       -----------       -----------
          Total expenses                                         $ 2,014,906       $ 1,593,457       $ 4,112,180       $ 1,655,781
     Fees paid indirectly                                            (11,962)           (6,440)          (21,714)         (272,825)
     Reduction of expenses by investment adviser                    (314,326)         (250,849)         (687,063)           (7,468)
                                                                 -----------       -----------       -----------       -----------
          Net expenses                                           $ 1,688,618       $ 1,336,168       $ 3,403,403       $ 1,375,488
                                                                 -----------       -----------       -----------       -----------
            Net investment income                                $ 7,484,626       $ 5,676,822       $16,134,403       $ 6,676,060
                                                                 -----------       -----------       -----------       -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) (identified cost basis) -
     Investment transactions                                     $   300,888       $   370,634       $   (47,698)      $    16,923
     Futures contracts                                                24,461           128,621          (331,881)         (100,438)
                                                                 -----------       -----------       -----------       -----------
          Net realized gain (loss) on investments                $   325,349       $   499,255       $  (379,579)      $   (83,515)
                                                                 -----------       -----------       -----------       -----------
   Change in unrealized appreciation (depreciation) -
     Investments                                                 $(2,328,148)      $(2,190,332)      $(6,250,927)      $(1,631,638)
     Futures contracts                                                  --             (81,264)           26,514              --
                                                                 -----------       -----------       -----------       -----------
            Net unrealized loss on investments                   $(2,328,148)      $(2,271,596)      $(6,224,413)      $(1,631,638)
                                                                 -----------       -----------       -----------       -----------
              Net realized and unrealized loss on investments    $(2,002,799)      $(1,772,341)      $(6,603,992)      $(1,715,153)
                                                                 -----------       -----------       -----------       -----------
                Increase in net assets from operations           $ 5,481,827       $ 3,904,481       $ 9,530,411       $ 4,960,907
                                                                 -----------       -----------       -----------       -----------


SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENTS OF CHANGES IN NET ASSETS
---------------------------------------------------------------------------------------------------------------------------
                                                                MISSISSIPPI        NEW YORK  NORTH CAROLINA    PENNSYLVANIA
YEAR ENDED MARCH 31, 2002                                              FUND            FUND            FUND            FUND
---------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
From operations -
   Net investment income                                       $  4,083,197    $  7,627,244    $ 18,060,739    $  3,054,366
   Net realized gain (loss) on investments                            4,346         (93,926)        696,191          98,582
   Net unrealized loss on investments                            (1,471,406)     (2,712,994)     (7,699,105)     (1,141,702)
                                                               ------------    ------------    ------------    ------------
     Increase in net assets from operations                    $  2,616,137    $  4,820,324    $ 11,057,825    $  2,011,246
                                                               ------------    ------------    ------------    ------------
Distributions declared to shareholders -
   From net investment income (Class A)                        $ (3,683,279)   $ (6,099,683)   $(14,635,617)   $ (2,075,976)
   From net investment income (Class B)                            (482,910)     (1,164,471)     (2,529,240)     (1,011,079)
   From net investment income (Class C)                                --          (396,439)       (895,882)           --
   In excess of net investment income (Class A)                        --          (147,928)       (169,027)        (18,657)
   In excess of net investment income (Class B)                        --           (28,240)        (29,210)         (9,086)
   In excess of net investment income (Class C)                        --            (9,614)        (10,347)           --
                                                               ------------    ------------    ------------    ------------
          Total distributions declared to shareholders         $ (4,166,189)   $ (7,846,375)   $(18,269,323)   $ (3,114,798)
                                                               ------------    ------------    ------------    ------------
Fund share (principal) transactions -
   Net proceeds from sale of shares                            $ 16,084,158    $ 32,684,225    $ 38,799,316    $ 33,021,045
   Net asset value of shares issued to shareholders
     in reinvestment of distributions                             1,814,692       4,476,040       9,894,770       1,638,362
   Cost of shares reacquired                                     (8,612,035)    (32,758,978)    (44,952,888)    (12,277,890)
                                                               ------------    ------------    ------------    ------------
   Net increase in net assets from
     fund share transactions                                   $  9,286,815    $  4,401,287    $  3,741,198    $ 22,381,517
                                                               ------------    ------------    ------------    ------------
          Total increase (decrease) in net assets              $  7,736,763    $  1,375,236    $ (3,470,300)   $ 21,277,965
                                                               ------------    ------------    ------------    ------------
NET ASSETS:
   At beginning of period                                        78,443,757     160,422,703     387,994,936      54,669,278
                                                               ------------    ------------    ------------    ------------
   At end of period                                            $ 86,180,520    $161,797,939    $384,524,636    $ 75,947,243
                                                               ------------    ------------    ------------    ------------
ACCUMULATED UNDISTRIBUTED (DISTRIBUTIONS IN EXCESS OF) NET
   INVESTMENT INCOME INCLUDED IN NET ASSETS AT END OF PERIOD   $     98,683    $   (256,772)   $   (688,418)   $    (36,399)
                                                               ------------    ------------    ------------    ------------

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENTS OF CHANGES IN NET ASSETS - CONTINUED
---------------------------------------------------------------------------------------------------------------------------------
                                                                   SOUTH CAROLINA       TENNESSEE        VIRGINIA   WEST VIRGINIA
YEAR ENDED MARCH 31, 2002                                                    FUND            FUND            FUND            FUND
---------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
From operations -
   Net investment income                                             $  7,484,626    $  5,676,822    $ 16,134,403    $  6,676,060
   Net realized gain (loss) on investments                                325,349         499,255        (379,579)        (83,515)
   Net unrealized loss on investments                                  (2,328,148)     (2,271,596)     (6,224,413)     (1,631,638)
                                                                     ------------    ------------    ------------    ------------
     Increase in net assets from operations                          $  5,481,827    $  3,904,481    $  9,530,411    $  4,960,907
                                                                     ------------    ------------    ------------    ------------
Distributions declared to shareholders -
   From net investment income (Class A)                              $ (5,948,768)   $ (4,679,266)   $(14,517,193)   $ (5,833,533)
   From net investment income (Class B)                                (1,469,369)     (1,049,380)     (1,239,941)       (700,986)
   From net investment income (Class C)                                      --              --          (377,269)           --
   In excess of net investment income (Class A)                              --           (35,365)        (47,137)           --
   In excess of net investment income (Class B)                              --            (7,931)         (4,026)           --
   In excess of net investment income (Class C)                              --              --            (1,225)           --
                                                                     ------------    ------------    ------------    ------------
          Total distributions declared to shareholders               $ (7,418,137)   $ (5,771,942)   $(16,186,791)   $ (6,534,519)
                                                                     ------------    ------------    ------------    ------------
Fund share (principal) transactions -
   Net proceeds from sale of shares                                  $ 23,124,168    $ 17,311,737    $ 31,528,216    $ 13,238,658
   Net asset value of shares issued to shareholders
     in reinvestment of distributions                                   3,745,287       2,809,853       7,643,075       3,578,869
   Cost of shares reacquired                                          (23,187,003)    (13,530,016)    (37,255,389)    (12,168,435)
                                                                     ------------    ------------    ------------    ------------
   Net increase in net assets from
     fund share transactions                                         $  3,682,452    $  6,591,574    $  1,915,902    $  4,649,092
                                                                     ------------    ------------    ------------    ------------
          Total increase (decrease) in net assets                    $  1,746,142    $  4,724,113    $ (4,740,478)   $  3,075,480
                                                                     ------------    ------------    ------------    ------------
NET ASSETS:
   At beginning of period                                             153,830,743     122,753,287     341,417,448     135,032,401
                                                                     ------------    ------------    ------------    ------------
   At end of period                                                  $155,576,885    $127,477,400    $336,676,970    $138,107,881
                                                                     ------------    ------------    ------------    ------------
ACCUMULATED UNDISTRIBUTED (DISTRIBUTIONS IN EXCESS OF) NET
   INVESTMENT INCOME INCLUDED IN NET ASSETS AT END OF PERIOD         $    314,714    $    (57,954)   $ (1,024,201)   $   (370,789)
                                                                     ------------    ------------    ------------    ------------

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENTS OF CHANGES IN NET ASSETS - CONTINUED
---------------------------------------------------------------------------------------------------------------------------------
                                                                      MISSISSIPPI        NEW YORK  NORTH CAROLINA    PENNSYLVANIA
YEAR ENDED MARCH 31, 2001                                                    FUND            FUND            FUND            FUND
---------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
From operations -
   Net investment income                                             $  3,881,785    $  6,161,506    $ 18,212,725    $  2,250,255
   Net realized gain (loss) on investments                                765,960         932,095      (1,097,678)       (114,464)
   Net unrealized gain on investments                                   2,400,828       7,106,123      18,468,010       2,502,751
                                                                     ------------    ------------    ------------    ------------
     Increase in net assets from operations                          $  7,048,573    $ 14,199,724    $ 35,583,057    $  4,638,542
                                                                     ------------    ------------    ------------    ------------
Distributions declared to shareholders -
   From net investment income (Class A)                              $ (3,415,941)   $ (5,230,765)   $(15,268,069)   $ (1,460,915)
   From net investment income (Class B)                                  (473,906)       (927,396)     (2,233,516)       (799,660)
   From net investment income (Class C)                                      --           (19,455)       (711,140)           --
   In excess of net investment income (Class A)                              --           (61,532)       (154,057)           --
   In excess of net investment income (Class B)                              --           (10,909)        (22,536)           --
   In excess of net investment income (Class C)                              --              (229)         (7,175)           --
                                                                     ------------    ------------    ------------    ------------
          Total distributions declared to shareholders               $ (3,889,847)   $ (6,250,286)   $(18,396,493)   $ (2,260,575)
                                                                     ------------    ------------    ------------    ------------
Fund share (principal) transactions -
   Net proceeds from sale of shares                                  $  7,680,640    $ 50,456,017    $ 35,193,058    $ 14,477,989
   Net asset value of shares issued to shareholders
     in reinvestment of distributions                                   1,788,497       3,576,542      10,451,035       1,245,192
   Cost of shares reacquired                                          (11,143,168)    (23,186,611)    (48,459,733)     (6,422,161)
                                                                     ------------    ------------    ------------    ------------
   Net increase (decrease) in net assets from
     fund share transactions                                         $ (1,674,031)   $ 30,845,948    $ (2,815,640)   $  9,301,020
                                                                     ------------    ------------    ------------    ------------
          Total increase in net assets                               $  1,484,695    $ 38,795,386    $ 14,370,924    $ 11,678,987
                                                                     ------------    ------------    ------------    ------------
NET ASSETS:
   At beginning of period                                              76,959,062     121,627,317     373,624,012      42,990,291
                                                                     ------------    ------------    ------------    ------------
   At end of period                                                  $ 78,443,757    $160,422,703    $387,994,936    $ 54,669,278
                                                                     ------------    ------------    ------------    ------------
ACCUMULATED UNDISTRIBUTED (DISTRIBUTIONS IN EXCESS OF) NET
   INVESTMENT INCOME INCLUDED IN NET ASSETS AT END OF PERIOD         $    191,129    $     33,349    $   (322,636)   $     32,689
                                                                     ------------    ------------    ------------    ------------

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS - CONTINUED
---------------------------------------------------------------------------------------------------------------------------
                                                             SOUTH CAROLINA       TENNESSEE        VIRGINIA   WEST VIRGINIA
YEAR ENDED MARCH 31, 2001                                              FUND            FUND            FUND            FUND
---------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
From operations -
   Net investment income                                       $  7,451,555    $  5,738,043    $ 16,896,362    $  6,612,569
   Net realized loss on investments                              (2,100,226)       (295,392)     (2,739,563)       (267,220)
   Net unrealized gain on investments                             8,907,150       5,893,265      16,284,746       6,011,694
                                                               ------------    ------------    ------------    ------------
     Increase in net assets from operations                    $ 14,258,479    $ 11,335,916    $ 30,441,545    $ 12,357,043
                                                               ------------    ------------    ------------    ------------
Distributions declared to shareholders -
   From net investment income (Class A)                        $ (5,887,511)   $ (4,835,660)   $(15,376,462)   $ (5,916,387)
   From net investment income (Class B)                          (1,344,024)       (922,568)     (1,273,008)       (670,090)
   From net investment income (Class C)                                --              --          (246,892)           --
   In excess of net investment income (Class A)                        --              --          (119,840)           --
   In excess of net investment income (Class B)                        --              --            (9,921)           --
   In excess of net investment income (Class C)                        --              --            (1,924)           --
                                                               ------------    ------------    ------------    ------------
          Total distributions declared to shareholders         $ (7,231,535)   $ (5,758,228)   $(17,028,047)   $ (6,586,477)
                                                               ------------    ------------    ------------    ------------
Fund share (principal) transactions -
   Net proceeds from sale of shares                            $ 13,770,153    $  8,840,873    $ 20,812,587    $  6,008,859
   Net asset value of shares issued to shareholders
     in reinvestment of distributions                             3,754,522       2,824,589       8,509,167       3,676,896
   Cost of shares reacquired                                    (23,316,793)    (16,061,610)    (47,738,555)    (12,324,978)
                                                               ------------    ------------    ------------    ------------
   Net decrease in net assets from
     fund share transactions                                   $ (5,792,118)   $ (4,396,148)   $(18,416,801)   $ (2,639,223)
                                                               ------------    ------------    ------------    ------------
          Total increase (decrease) in net assets              $  1,234,826    $  1,181,540    $ (5,003,303)   $  3,131,343
                                                               ------------    ------------    ------------    ------------
NET ASSETS:
   At beginning of period                                       152,595,917     121,571,747     346,420,751     131,901,058
                                                               ------------    ------------    ------------    ------------
   At end of period                                            $153,830,743    $122,753,287    $341,417,448    $135,032,401
                                                               ------------    ------------    ------------    ------------
ACCUMULATED UNDISTRIBUTED (DISTRIBUTIONS IN EXCESS OF) NET
   INVESTMENT INCOME INCLUDED IN NET ASSETS AT END OF PERIOD   $    315,086    $     51,824    $   (937,299)   $   (486,270)
                                                               ------------    ------------    ------------    ------------

SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS

------------------------------------------------------------------------------------------------------------
                                               MISSISSIPPI FUND
------------------------------------------------------------------------------------------------------------
                                                                         YEAR ENDED MARCH 31,
                                                     -------------------------------------------------------
                                                        2002        2001        2000       1999         1998
------------------------------------------------------------------------------------------------------------
                                                                               CLASS A
------------------------------------------------------------------------------------------------------------
PER SHARE DATA
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD):
Net asset value - beginning of period                $  9.78     $  9.37     $  9.93     $  9.88     $  9.35
                                                     -------     -------     -------     -------     -------
Income from investment operations#@@-
  Net investment income@                             $  0.49     $  0.50     $  0.50     $  0.49     $  0.49
  Net realized and unrealized gain (loss) on
    investments                                        (0.16)       0.41       (0.56)       0.06        0.52
                                                     -------     -------     -------     -------     -------
    Total from investment operations                 $  0.33     $  0.91     $ (0.06)    $  0.55     $  1.01
                                                     -------     -------     -------     -------     -------
Less distributions declared to shareholders
  from net investment income                         $ (0.50)    $ (0.50)    $ (0.50)    $ (0.50)    $ (0.48)
                                                     -------     -------     -------     -------     -------
Net asset value - end of period                      $  9.61     $  9.78     $  9.37     $  9.93     $  9.88
                                                     -------     -------     -------     -------     -------
Total return++                                          3.45%      10.02%      (0.58)%      5.62%      11.02%
RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA@:
  Expenses##                                            0.65%       0.65%       0.66%       0.73%       0.78%
  Net investment income@@                               5.05%       5.28%       5.22%       4.94%       5.04%
PORTFOLIO TURNOVER                                         6%         19%         18%          6%         18%
NET ASSETS AT END OF PERIOD (000 OMITTED)            $76,004     $67,458     $66,173     $66,869     $66,061

@   The investment adviser voluntarily waived a portion of its fee for the periods indicated. If this fee had been incurred by the fund, the net investment income per share and the ratios would have been:

     Net investment income@@                         $  0.47     $  0.48     $  0.48     $  0.48     $  0.48
     RATIOS (TO AVERAGE NET ASSETS):
       Expenses##                                       0.85%       0.85%       0.84%       0.85%       0.85%
       Net investment income@@                          4.85%       5.08%       5.04%       4.82%       4.97%

@@  As required, effective April 1, 2001, the fund has adopted the provisions of the AICPA Audit and
    Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended March 31, 2002, was to increase net investment income per share and decrease net realized and unrealized gains and losses per share. The impact of this change calculates to less than $0.01 per share. In addition, the ratio of net investment income to average net assets increased by less than $0.01%. Per share, ratios, and supplemental data for periods prior to April 1,
    2001, have not been restated to reflect this change in presentation.

#   Per share data are based on average shares outstanding.

##  Ratios do not reflect reductions from certain expense offset arrangements.

++  Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

SEE NOTES TO FINANCIAL STATEMENTS.

-----------------------------------------------------------------------------------------------------------------------
                                               MISSISSIPPI FUND
-----------------------------------------------------------------------------------------------------------------------
                                                                                YEAR ENDED MARCH 31,
                                                               --------------------------------------------------------
                                                                   2002       2001        2000        1999        1998
-----------------------------------------------------------------------------------------------------------------------
                                                                                       CLASS B
-----------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD):
Net asset value - beginning of period                           $  9.79     $  9.38     $  9.94     $  9.89     $  9.36
                                                                -------     -------     -------     -------     -------
Income from investment operations#@@-
  Net investment income@                                        $  0.42     $  0.43     $  0.42     $  0.41     $  0.41
  Net realized and unrealized gain (loss) on
    investments                                                   (0.17)       0.41       (0.56)       0.06        0.53
                                                                -------     -------     -------     -------     -------
    Total from investment operations                            $  0.25     $  0.84     $ (0.14)    $  0.47     $  0.94
                                                                -------     -------     -------     -------     -------
Less distributions declared to shareholders
  from net investment income                                    $ (0.42)    $ (0.43)    $ (0.42)    $ (0.42)    $ (0.41)
                                                                -------     -------     -------     -------     -------
Net asset value - end of period                                 $  9.62     $  9.79     $  9.38     $  9.94     $  9.89
                                                                -------     -------     -------     -------     -------
Total return                                                       2.62%       9.17%      (1.37)%      4.80%      10.15%
RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA@:
  Expenses##                                                       1.45%       1.43%       1.46%       1.51%       1.56%
  Net investment income@@                                          4.23%       4.50%       4.41%       4.16%       4.26%
PORTFOLIO TURNOVER                                                    6%         19%         18%          6%         18%
NET ASSETS AT END OF PERIOD (000 OMITTED)                       $10,177     $10,986     $10,786     $11,465     $10,717

@   The investment adviser voluntarily waived a portion of its fee for the periods indicated. If this fee had been incurred by the fund, the net investment income per share and the ratios would have been:

     Net investment income@@                                    $  0.40     $  0.41     $  0.40     $  0.40     $  0.40
     Ratios (to average net assets):
       Expenses##                                                  1.65%       1.63%       1.64%       1.63%       1.63%
       Net investment income@@                                     4.03%       4.30%       4.23%       4.04%       4.19%

@@  As required, effective April 1, 2001, the fund has adopted the provisions of the AICPA Audit and
    Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended March 31, 2002, was to increase net investment income per share and decrease net realized and unrealized gains and losses per share. The impact of this change calculates to less than $0.01 per share. In addition, the ratio of net investment income to average net assets increased by less than $0.01%. Per share, ratios, and supplemental data for periods prior to April 1,
    2001, have not been restated to reflect this change in presentation.

#   Per share data are based on average shares outstanding.

##  Ratios do not reflect reductions from certain expense offset arrangements.

SEE NOTES TO FINANCIAL STATEMENTS.

-----------------------------------------------------------------------------------------------------------------
                                                NEW YORK FUND
-----------------------------------------------------------------------------------------------------------------
                                                                            YEAR ENDED MARCH 31,
                                                     ------------------------------------------------------------
                                                         2002         2001        2000          1999         1998
-----------------------------------------------------------------------------------------------------------------
                                                                               CLASS A
-----------------------------------------------------------------------------------------------------------------
PER SHARE DATA
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD):
Net asset value - beginning of period                $  11.14     $  10.58     $  11.27     $  11.26     $  10.60
                                                     --------     --------     --------     --------     --------
Income from investment operations#@@-
  Net investment income@                             $   0.53     $   0.55     $   0.55     $   0.56     $   0.57
  Net realized and unrealized gain (loss) on
    investments                                         (0.18)        0.57        (0.69)        0.01         0.64
                                                     --------     --------     --------     --------     --------
    Total from investment operations                 $   0.35     $   1.12     $  (0.14)    $   0.57     $   1.21
                                                     --------     --------     --------     --------     --------
Less distributions declared to shareholders -
  From net investment income                         $  (0.54)    $  (0.55)    $  (0.55)    $  (0.56)    $  (0.55)
  In excess of net investment income                    (0.01)       (0.01)        --          (0.00)+       --
                                                     --------     --------     --------     --------     --------
    Total distributions declared to shareholders     $  (0.55)    $  (0.56)    $  (0.55)    $  (0.56)    $  (0.55)
                                                     --------     --------     --------     --------     --------
Net asset value - end of period                      $  10.94     $  11.14     $  10.58     $  11.27     $  11.26
                                                     --------     --------     --------     --------     --------
Total return++                                           3.16%       10.75%       (1.06)%       5.14%       11.59%
RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA@:
  Expenses##                                             0.88%        0.86%        0.85%        0.93%        1.03%
  Net investment income@@                                4.80%        5.10%        5.14%        4.93%        5.14%
PORTFOLIO TURNOVER                                         18%          35%          38%          26%          41%
NET ASSETS AT END OF PERIOD (000 OMITTED)            $121,717     $125,917     $101,403     $116,767     $119,376

@   The investment adviser voluntarily waived a portion of its fee for the periods indicated. If this fee had been incurred by the fund, the net investment income per share and the ratios would have been:

     Net investment income@@                         $   0.51     $   0.52     $   0.53     $   0.55     $   0.56
     RATIOS (TO AVERAGE NET ASSETS):
       Expenses##                                        1.08%        1.06%        1.03%        1.05%        1.10%
       Net investment income@@                           4.60%        4.90%        4.96%        4.81%        5.07%

@@  As required, effective April 1, 2001, the fund has adopted the provisions of the AICPA Audit and
    Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended March 31, 2002, was to increase net investment income per share and decrease net realized and unrealized gains and losses per share. The impact of this change calculates to less than $0.01 per share. In addition, the ratio of net investment income to average net assets increased by 0.01%. Per share, ratios, and supplemental data for periods prior to April 1, 2001, have not been restated to reflect this change in presentation.

+   Per share amount was less than $0.01.

#   Per share data are based on average shares outstanding.

##  Ratios do not reflect reductions from certain expense offset arrangements.

++  Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

SEE NOTES TO FINANCIAL STATEMENTS.


------------------------------------------------------------------------------------------------------------
                                                NEW YORK FUND
------------------------------------------------------------------------------------------------------------
                                                                            YEAR ENDED MARCH 31,
                                                     -------------------------------------------------------
                                                        2002        2001        2000       1999         1998
------------------------------------------------------------------------------------------------------------
                                                            CLASS B
------------------------------------------------------------------------------------------------------------
PER SHARE DATA
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD):
Net asset value - beginning of period                $ 11.13     $ 10.58     $ 11.27     $ 11.26     $ 10.59
                                                     -------     -------     -------     -------     -------
Income from investment operations#@@-
  Net investment income@                             $  0.45     $  0.46     $  0.47     $  0.47     $  0.49
  Net realized and unrealized gain (loss) on
    investments                                        (0.19)       0.57       (0.69)       0.01        0.64
                                                     -------     -------     -------     -------     -------
    Total from investment operations                 $  0.26     $  1.03     $ (0.22)    $  0.48     $  1.13
                                                     -------     -------     -------     -------     -------
Less distributions declared to shareholders -
  From net investment income                         $ (0.45)    $ (0.47)    $ (0.47)    $ (0.47)    $ (0.46)
  In excess of net investment income                   (0.01)      (0.01)       --         (0.00)+      --
                                                     -------     -------     -------     -------     -------
    Total distributions declared to shareholders     $ (0.46)    $ (0.48)    $ (0.47)    $ (0.47)    $ (0.46)
                                                     -------     -------     -------     -------     -------
Net asset value - end of period                      $ 10.93     $ 11.13     $ 10.58     $ 11.27     $ 11.26
                                                     -------     -------     -------     -------     -------
Total return                                            2.39%       9.94%      (1.89)%      4.46%      10.78%
RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA@:
  Expenses##                                            1.63%       1.61%       1.60%       1.68%       1.78%
  Net investment income@@                               4.05%       4.33%       4.38%       4.18%       4.39%
PORTFOLIO TURNOVER                                        18%         35%         38%         26%         41%
NET ASSETS AT END OF PERIOD (000 OMITTED)            $29,903     $25,928     $20,224     $30,408     $26,618

@   The investment adviser voluntarily waived a portion of its fee for the periods indicated. If this fee had been incurred by the fund, the net investment income per share and the ratios would have been:

     Net investment income@@                         $  0.43     $  0.44     $  0.45     $  0.46     $  0.48
     RATIOS (TO AVERAGE NET ASSETS):
       Expenses##                                       1.83%       1.81%       1.78%       1.80%       1.85%
       Net investment income@@                          3.85%       4.13%       4.20%       4.06%       4.32%

@@  As required, effective April 1, 2001, the fund has adopted the provisions of the AICPA Audit and
    Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended March 31, 2002 ,was to increase net investment income per share and decrease net realized and unrealized gains and losses per share. The impact of this change calculates to less than $0.01 per share. In addition, the ratio of net investment income to average net assets increased by 0.01%. Per share, ratios, and supplemental data for periods prior to April 1, 2001, have not been restated to reflect this change in presentation.

+   Per share amount was less than $0.01.

#   Per share data are based on average shares outstanding.

##  Ratios do not reflect reductions from certain expense offset arrangements.

SEE NOTES TO FINANCIAL STATEMENTS.


---------------------------------------------------------------------------------------------------------------
                                                                   NEW YORK FUND
---------------------------------------------------------------------------------------------------------------
YEAR ENDED                                                         MARCH 31, 2002  PERIOD ENDED MARCH 31, 2001*
---------------------------------------------------------------------------------------------------------------
                                                                         CLASS C
---------------------------------------------------------------------------------------------------------------
PER SHARE DATA
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD):
Net asset value - beginning of period                                     $ 11.13                        $10.91
                                                                          -------                        ------
Income from investment operations #@@-
  Net investment income@                                                  $  0.45                        $ 0.14
  Net realized and unrealized gain (loss) on
    investments                                                             (0.18)                         0.23
                                                                          -------                        ------
    Total from investment operations                                      $  0.27                        $ 0.37
                                                                          -------                        ------
Less distributions declared to shareholders -
  From net investment income                                              $ (0.46)                       $(0.14)
  In excess of net investment income                                        (0.01)                        (0.01)
                                                                          -------                        ------
    Total distributions declared to shareholders                          $ (0.47)                       $(0.15)
                                                                          -------                        ------
Net asset value - end of period                                           $ 10.93                        $11.13
                                                                          -------                        ------
Total return                                                                 2.39%                         3.36%++
RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA@:
  Expenses##                                                                 1.63%                         1.61%+
  Net investment income@@                                                    4.05%                         4.20%+
PORTFOLIO TURNOVER                                                             18%                           35%
NET ASSETS AT END OF PERIOD (000 OMITTED)                                 $10,178                        $8,578

@   The investment adviser voluntarily waived a portion of its fee for the periods indicated. If this fee had been incurred by the fund, the net investment income per share and the ratios would have been:

     Net investment income@@                                              $  0.43                        $ 0.14
     RATIOS (TO AVERAGE NET ASSETS):
       Expenses##                                                            1.83%                         1.81%+
       Net investment income@@                                               3.85%                         4.00%+

@@  As required, effective April 1, 2001, the fund has adopted the provisions of the AICPA Audit and
    Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended March 31, 2002, was to increase net investment income per share and decrease net realized and unrealized gains and losses per share. The impact of this change calculates to less than $0.01 per share. In addition, the ratio of net investment income to average net assets increased by 0.01%. Per share, ratios, and supplemental data for periods prior to April 1, 2001, have not been restated to reflect this change in presentation.

*   For the period from the inception of Class C shares, December 11, 2000, through March 31, 2001.

+   Annualized.

++  Not annualized.

#   Per share data are based on average shares outstanding.

##  Ratios do not reflect reductions from certain expense offset arrangements.

SEE NOTES TO FINANCIAL STATEMENTS.


---------------------------------------------------------------------------------------------------------------------
                                             NORTH CAROLINA FUND
---------------------------------------------------------------------------------------------------------------------
                                                                            YEAR ENDED MARCH 31,
                                                     ----------------------------------------------------------------
                                                         2002         2001         2000         1999             1998
---------------------------------------------------------------------------------------------------------------------
                                                      CLASS A
---------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD):
Net asset value - beginning of period                $  11.89     $  11.35     $  12.14     $  12.15         $  11.56
                                                     --------     --------     --------     --------         --------
Income from investment operations#@@-
  Net investment income@                             $   0.57     $   0.58     $   0.59     $   0.59         $   0.59
  Net realized and unrealized gain (loss) on
    investments                                         (0.21)        0.55        (0.80)       (0.02)            0.59
                                                     --------     --------     --------     --------         --------
    Total from investment operations                 $   0.36     $   1.13     $  (0.21)    $   0.57         $   1.18
                                                     --------     --------     --------     --------         --------
Less distributions declared to shareholders -
  From net investment income                         $  (0.57)    $  (0.58)    $  (0.58)    $  (0.58)        $  (0.59)
  In excess of net investment income                    (0.00)+      (0.01)        --           --               --
                                                     --------     --------     --------     --------         --------
    Total distributions declared to shareholders     $  (0.57)    $  (0.59)    $  (0.58)    $  (0.58)        $  (0.59)
                                                     --------     --------     --------     --------         --------
Net asset value - end of period                      $  11.68     $  11.89     $  11.35     $  12.14         $  12.15
                                                     --------     --------     --------     --------         --------
Total return++                                           3.08%       10.20%       (1.67)%       4.76%           10.36%
RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA@:
  Expenses##                                             0.92%        0.91%        0.91%        0.98%            1.03%
  Net investment income@@                                4.78%        5.03%        5.07%        4.76%            4.92%
PORTFOLIO TURNOVER                                         13%          27%           9%          30%              24%
NET ASSETS AT END OF PERIOD (000 OMITTED)            $303,250     $308,447     $310,624     $364,576         $380,595

@   The investment adviser voluntarily waived a portion of its fee for the periods indicated. If this fee had been incurred by the fund, the net investment income per share and the ratios would have been:

     Net investment income@@                         $   0.54     $   0.56     $   0.57     $   0.57         $   0.58
     RATIOS (TO AVERAGE NET ASSETS):
       Expenses##                                        1.12%        1.11%        1.09%        1.10%            1.13%
       Net investment income@@                           4.58%        4.83%        4.89%        4.64%            4.82%

@@  As required, effective April 1, 2001, the fund has adopted the provisions of the AICPA Audit and
    Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended March 31, 2002, was to increase net investment income per share and decrease net realized and unrealized gains and losses per share. The impact of this change calculates to less than $0.01 per share. In addition, the ratio of net investment income to average net assets increased by 0.02%. Per share, ratios, and supplemental data for periods prior to April 1, 2001 have not been restated to reflect this change in presentation.

+   Per share amount was less than $0.01.

#   Per share data are based on average shares outstanding.

##  Ratios do not reflect reductions from certain expense offset arrangements.

++  Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

SEE NOTES TO FINANCIAL STATEMENTS.

------------------------------------------------------------------------------------------------------------
                                             NORTH CAROLINA FUND
------------------------------------------------------------------------------------------------------------
                                                                       YEAR ENDED MARCH 31,
                                                     -------------------------------------------------------
                                                        2002        2001        2000       1999         1998
------------------------------------------------------------------------------------------------------------
                                                     CLASS B
------------------------------------------------------------------------------------------------------------
PER SHARE DATA
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD):
Net asset value - beginning of period                $ 11.89     $ 11.35     $ 12.13     $ 12.15     $ 11.55
                                                     -------     -------     -------     -------     -------
Income from investment operations#@@-
  Net investment income@                             $  0.48     $  0.50     $  0.51     $  0.50     $  0.51
  Net realized and unrealized gain (loss) on
    investments                                        (0.20)       0.55       (0.78)      (0.02)       0.60
                                                     -------     -------     -------     -------     -------
    Total from investment operations                 $  0.28     $  1.05     $ (0.27)    $  0.48     $  1.11
                                                     -------     -------     -------     -------     -------
Less distributions declared to shareholders -
  From net investment income                         $ (0.49)    $ (0.50)    $ (0.51)    $ (0.50)    $ (0.51)
  In excess of net investment income                   (0.01)      (0.01)      --          --          --
                                                     -------     -------     -------     -------     -------
    Total distributions declared to shareholders     $ (0.50)    $ (0.51)    $ (0.51)    $ (0.50)    $ (0.51)
                                                     -------     -------     -------     -------     -------
Net asset value - end of period                      $ 11.67     $ 11.89     $ 11.35     $ 12.13     $ 12.15
                                                     -------     -------     -------     -------     -------
Total return                                            2.33%       9.49%      (2.22)%      4.00%       9.75%
RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA@:
  Expenses##                                            1.57%       1.56%       1.56%       1.63%       1.68%
  Net investment income@@                               4.07%       4.37%       4.42%       4.11%       4.27%
PORTFOLIO TURNOVER                                        13%         27%          9%         30%         24%
NET ASSETS AT END OF PERIOD (000 OMITTED)            $57,534     $60,449     $48,794     $52,033     $44,238

@   The investment adviser voluntarily waived a portion of its fee for the periods indicated. If this fee had been incurred by the fund, the net investment income per share and the ratios would have been:

     Net investment income@@                         $  0.46     $  0.48     $  0.49     $  0.49     $  0.50
     RATIOS (TO AVERAGE NET ASSETS):
       Expenses##                                       1.77%       1.76%       1.74%       1.75%       1.78%
       Net investment income@@                          3.87%       4.17%       4.24%       3.99%       4.17%

@@  As required, effective April 1, 2001, the fund has adopted the provisions of the AICPA Audit and
    Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended March 31, 2002, was to increase net investment income per share and decrease net realized and unrealized gains and losses per share. The impact of this change calculates to less than $0.01 per share. In addition, the ratio of net investment income to average net assets increased by 0.02%. Per share, ratios, and supplemental data for periods prior to April 1, 2001 have not been restated to reflect this change in presentation.

#   Per share data are based on average shares outstanding.

##  Ratios do not reflect reductions from certain expense offset arrangements.

SEE NOTES TO FINANCIAL STATEMENTS.

-----------------------------------------------------------------------------------------------------------------------
                                             NORTH CAROLINA FUND
-----------------------------------------------------------------------------------------------------------------------
                                                                                 YEAR ENDED MARCH 31,
                                                                -------------------------------------------------------
                                                                   2002        2001        2000        1999        1998
-----------------------------------------------------------------------------------------------------------------------
                                                                CLASS C
-----------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD):
Net asset value - beginning of period                           $ 11.89     $ 11.35     $ 12.13     $ 12.15     $ 11.55
                                                                -------     -------     -------     -------     -------
Income from investment operations#@@-
  Net investment income@                                        $  0.48     $  0.50     $  0.51     $  0.50     $  0.51
  Net realized and unrealized gain (loss) on
    investments                                                   (0.20)       0.55       (0.78)      (0.02)       0.60
                                                                -------     -------     -------     -------     -------
    Total from investment operations                            $  0.28     $  1.05     $ (0.27)    $  0.48     $  1.11
                                                                -------     -------     -------     -------     -------
Less distributions declared to shareholders -
  From net investment income                                    $ (0.49)    $ (0.50)    $ (0.51)    $ (0.50)    $ (0.51)
  In excess of net investment income                              (0.01)      (0.01)       --          --          --
                                                                -------     -------     -------     -------     -------
    Total distributions declared to shareholders                $ (0.50)    $ (0.51)    $ (0.51)    $ (0.50)    $ (0.51)
                                                                -------     -------     -------     -------     -------
Net asset value - end of period                                 $ 11.67     $ 11.89     $ 11.35     $ 12.13     $ 12.15
                                                                -------     -------     -------     -------     -------
Total return                                                       2.33%       9.49%      (2.22)%      4.00%       9.75%
RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA@:
  Expenses##                                                       1.57%       1.56%       1.56%       1.63%       1.68%
  Net investment income@@                                          4.07%       4.37%       4.42%       4.11%       4.27%
PORTFOLIO TURNOVER                                                   13%         27%          9%         30%         24%
NET ASSETS AT END OF PERIOD (000 OMITTED)                       $23,741     $19,099     $14,206     $14,084     $ 8,143

@   The investment adviser voluntarily waived a portion of its fee for the periods indicated. If this fee had been incurred by the fund, the net investment income per share and the ratios would have been:

     Net investment income@@                                    $  0.46     $  0.48     $  0.49     $  0.49     $  0.50
     RATIOS (TO AVERAGE NET ASSETS):
       Expenses##                                                  1.77%       1.76%       1.74%       1.75%       1.78%
       Net investment income@@                                     3.87%       4.17%       4.24%       3.99%       4.17%

@@  As required, effective April 1, 2001, the fund has adopted the provisions of the AICPA Audit and
    Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended March 31, 2002, was to increase net investment income per share and decrease net realized and unrealized gains and losses per share. The impact of this change calculates to less than $0.01 per share. In addition, the ratio of net investment income to average net assets increased by 0.02%. Per share, ratios, and supplemental data for periods prior to April 1, 2001 have not been restated to reflect this change in presentation.

#   Per share data are based on average shares outstanding.

##  Ratios do not reflect reductions from certain expense offset arrangements.

SEE NOTES TO FINANCIAL STATEMENTS.


-------------------------------------------------------------------------------------------------------------------------------
                                                           PENNSYLVANIA FUND
-------------------------------------------------------------------------------------------------------------------------------
                                                                                          YEAR ENDED MARCH 31,
                                                                        -------------------------------------------------------
                                                                           2002        2001        2000       1999         1998
-------------------------------------------------------------------------------------------------------------------------------
                                                                        CLASS A
-------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD):
Net asset value - beginning of period                                   $  9.85     $  9.36     $  9.90     $  9.82     $  9.26
                                                                        -------     -------     -------     -------     -------
Income from investment operations#@@-
  Net investment income@                                                $  0.48     $  0.49     $  0.50     $  0.48     $  0.50
  Net realized and unrealized gain (loss) on
    investments                                                           (0.11)       0.49       (0.55)       0.08        0.56
                                                                        -------     -------     -------     -------     -------
    Total from investment operations                                    $  0.37     $  0.98     $ (0.05)    $  0.56     $  1.06
                                                                        -------     -------     -------     -------     -------
Less distributions declared to shareholders -
  From net investment income                                            $ (0.49)    $ (0.49)    $ (0.49)    $ (0.48)    $ (0.50)
  In excess of net investment income                                      (0.00)+      --          --          --          --
                                                                        -------     -------     -------     -------     -------
    Total distributions declared to shareholders                        $ (0.49)    $ (0.49)    $ (0.49)    $ (0.48)    $ (0.50)
                                                                        -------     -------     -------     -------     -------
Net asset value - end of period                                         $  9.73     $  9.85     $  9.36     $  9.90     $  9.82
                                                                        -------     -------     -------     -------     -------
Total return++                                                             3.85%      10.85%      (0.45)%      5.85%      11.65%
RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA@:
  Expenses##                                                               0.36%       0.37%       0.38%       0.45%       0.40%
  Net investment income@@                                                  4.90%       5.17%       5.19%       4.85%       5.15%
PORTFOLIO TURNOVER                                                           19%         10%         48%          8%         31%
NET ASSETS AT END OF PERIOD (000 OMITTED)                               $47,661     $33,842     $25,494     $21,695     $18,918

@   Subject to reimbursement by the fund, the investment adviser voluntarily agreed under a temporary expense reimbursement agreement to pay all of the fund's operating expenses, exclusive of management and distribution and service fees. In consideration, the fund pays the investment adviser a reimbursement fee not greater than 0.40% of average daily net assets. The investment adviser has agreed to waive 0.40% of the reimbursement fee for an indefinite period of time In addition, the investment adviser voluntarily waived a portion of its fee for the periods indicated. To the extent actual expenses were over this limitation and the waiver had not been in place, the net investment income per share and the ratios would have been:

     Net investment income@@                                            $  0.43     $  0.44     $  0.44     $  0.43     $  0.44
     RATIOS (TO AVERAGE NET ASSETS):
       Expenses##                                                          0.89%       0.93%       0.91%       0.93%       0.99%
       Net investment income@@                                             4.37%       4.61%       4.66%       4.37%       4.56%

@@  As required, effective April 1, 2001, the fund has adopted the provisions of the AICPA Audit and
    Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended March 31, 2002, was to increase net investment income per share, and decrease net realized and unrealized gains and losses per share. The impact of this change calculates to less than $0.01 per share. In addition, the ratio of net investment income to average net assets increased by 0.02%. Per share, ratios, and supplemental data for the periods prior to April 1, 2001 have not been restated to reflect this change in presentation.

+   Per share amount was less than $0.01.

#   Per share data are based on average shares outstanding.

##  Ratios do not reflect reductions from certain expense offset arrangements.

++  Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

SEE NOTES TO FINANCIAL STATEMENTS.

------------------------------------------------------------------------------------------------------------------
                                              PENNSYLVANIA FUND
------------------------------------------------------------------------------------------------------------------
                                                                            YEAR ENDED MARCH 31,
                                                           -------------------------------------------------------
                                                              2002        2001        2000       1999         1998
------------------------------------------------------------------------------------------------------------------
                                                           CLASS B
------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD):
Net asset value - beginning of period                      $  9.88     $  9.38     $  9.92     $  9.84     $  9.28
                                                           -------     -------     -------     -------     -------
Income from investment operations#@@-
  Net investment income@                                   $  0.40     $  0.42     $  0.42     $  0.41     $  0.42
  Net realized and unrealized gain (loss) on
    investments                                              (0.12)       0.50       (0.55)       0.08        0.56
                                                           -------     -------     -------     -------     -------
    Total from investment operations                       $  0.28     $  0.92     $ (0.13)    $  0.49     $  0.98
                                                           -------     -------     -------     -------     -------
Less distributions declared to shareholders
  From net investment income                               $ (0.41)    $ (0.42)    $ (0.41)    $ (0.41)    $ (0.42)
  In excess of net investment income                         (0.00)+      --          --          --          --
                                                           -------     -------     -------     -------     -------
    Total distributions declared to shareholders           $ (0.41)    $ (0.42)    $ (0.41) $    (0.41)    $ (0.42)
                                                           -------     -------     -------     -------     -------
Net asset value - end of period                            $  9.75     $  9.88     $  9.38     $  9.92     $  9.84
                                                           -------     -------     -------     -------     -------
Total return                                                  2.86%      10.06%      (1.25)%      5.02%      10.76%
RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA@:
  Expenses##                                                  1.20%       1.17%       1.19%       1.23%       1.19%
  Net investment income@@                                     4.06%       4.38%       4.38%       4.07%       4.36%
PORTFOLIO TURNOVER                                              19%         10%         48%          8%         31%
NET ASSETS AT END OF PERIOD (000 OMITTED)                  $28,286     $20,827     $17,496     $23,983     $20,551

@   Subject to reimbursement by the fund, the investment adviser voluntarily agreed under a temporary expense reimbursement agreement to pay all of the fund's operating expenses, exclusive of management and distribution and service fees. In consideration, the fund pays the investment adviser a reimbursement fee not greater than 0.40% of average daily net assets. The investment adviser has agreed to waive 0.40% of the reimbursement fee for an indefinite period of time In addition, the investment adviser voluntarily waived a portion of its fee for the periods indicated. To the extent actual expenses were over this limitation and the waiver had not been in place, the net investment income per share and the ratios would have been:

     Net investment income@@                               $  0.35     $  0.36     $  0.37     $  0.33     $  0.36
     RATIOS (TO AVERAGE NET ASSETS):
       Expenses##                                             1.73%       1.73%       1.72%       1.71%       1.78%
       Net investment income@@                                3.53%       3.82%       3.85%       3.59%       3.77%

@@  As required, effective April 1, 2001, the fund has adopted the provisions of the AICPA Audit and
    Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended March 31, 2002, was to increase net investment income per share, and decrease net realized and unrealized gains and losses per share. The impact of this change calculates to less than $0.01 per share. In addition, the ratio of net investment income to average net assets increased by 0.02%. Per share, ratios, and supplemental data for the periods prior to April 1, 2001 have not been restated to reflect this change in presentation.

+   Per share amount was less than $0.01.

#   Per share data are based on average shares outstanding.

##  Ratios do not reflect reductions from certain expense offset arrangements.

SEE NOTES TO FINANCIAL STATEMENTS.

---------------------------------------------------------------------------------------------------------------------------------
                                                           SOUTH CAROLINA FUND
---------------------------------------------------------------------------------------------------------------------------------
                                                                            YEAR ENDED MARCH 31,
                                                                     ------------------------------------------------------------
                                                                         2002         2001         2000         1999         1998
---------------------------------------------------------------------------------------------------------------------------------
                                                                      CLASS A
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD):
Net asset value - beginning of period                                $  12.15     $  11.58     $  12.48     $  12.52     $  11.88
                                                                     --------     --------     --------     --------     --------
Income from investment operations#@@-
  Net investment income@                                             $   0.60     $   0.60     $   0.58     $   0.57     $   0.60
  Net realized and unrealized gain (loss) on
    investments                                                         (0.16)        0.56        (0.86)       (0.04)        0.64
                                                                     --------     --------     --------     --------     --------
    Total from investment operations                                 $   0.44     $   1.16     $  (0.28)    $   0.53     $   1.24
                                                                     --------     --------     --------     --------     --------
Less distributions declared to shareholders -
  From net investment income                                         $  (0.59)    $  (0.59)    $  (0.58)    $  (0.57)    $  (0.60)
  From net realized gain on investments                                  --           --          (0.03)        --           --
  In excess of net investment income                                     --           --           --          (0.00)+      (0.00)+
  In excess of net realized gain on investments                          --           --          (0.01)        --           --
                                                                     --------     --------     --------     --------     --------
    Total distributions declared to shareholders                     $  (0.59)    $  (0.59)    $  (0.62)    $  (0.57)    $  (0.60)
                                                                     --------     --------     --------     --------     --------
Net asset value - end of period                                      $  12.00     $  12.15     $  11.58     $  12.48     $  12.52
                                                                     --------     --------     --------     --------     --------
Total return++                                                           3.68%       10.26%       (2.27)%       4.33%       10.62%
RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA@:
  Expenses##                                                             0.94%        0.96%        0.94%        1.02%        1.06%
  Net investment income@@                                                4.91%        5.13%        4.91%        4.55%        4.86%
PORTFOLIO TURNOVER                                                         10%          33%          18%          25%          29%
NET ASSETS AT END OF PERIOD (000 OMITTED)                            $121,438     $120,529     $121,064     $145,787     $148,820

@   The investment adviser voluntarily waived a portion of its fee for the periods indicated. If this fee had been incurred by the fund, the net investment income per share and the ratios would have been:

     Net investment income@@                                         $   0.57     $   0.58     $   0.56     $   0.56     $   0.59
     RATIOS (TO AVERAGE NET ASSETS):
       Expenses##                                                        1.14%        1.16%        1.12%        1.14%        1.16%
       Net investment income@@                                           4.71%        4.93%        4.73%        4.43%        4.76%

@@  As required, effective April 1, 2001, the fund has adopted the provisions of the AICPA Audit and
    Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended March 31, 2002, was to increase net investment income per share, and decrease net realized and unrealized gains and losses per share. The impact of this change calculates to less than $0.01 per share. In addition, the ratio of net investment income to average net assets increased by 0.03%. Per share, ratios, and supplemental data for the periods prior to April 1, 2001, have not been restated to reflect this change in presentation.

+   Per share amount was less than $0.01.

#   Per share data are based on average shares outstanding.

##  Ratios do not reflect reductions from certain expense offset arrangements.

++  Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

SEE NOTES TO FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------------------------------------------------
                                             SOUTH CAROLINA FUND
--------------------------------------------------------------------------------------------------------------------------
                                                                                     YEAR ENDED MARCH 31,
                                                                   -------------------------------------------------------
                                                                      2002        2001        2000        1999        1998
--------------------------------------------------------------------------------------------------------------------------
                                                                   CLASS B
--------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD):
Net asset value - beginning of period                              $ 12.14     $ 11.58     $ 12.47     $ 12.52     $ 11.88
                                                                   -------     -------     -------     -------     -------
Income from investment operations#@@-
  Net investment income@                                           $  0.52     $  0.52     $  0.51     $  0.48     $  0.52
  Net realized and unrealized gain (loss) on
    investments                                                      (0.16)       0.55       (0.86)      (0.04)       0.64
                                                                   -------     -------     -------     -------     -------
    Total from investment operations                               $  0.36     $  1.07     $ (0.35)    $  0.44     $  1.16
                                                                   -------     -------     -------     -------     -------
Less distributions declared to shareholders -
  From net investment income                                       $ (0.51)    $ (0.51)    $ (0.50)    $ (0.49)    $ (0.52)
  From net realized gain on investments                               --          --         (0.03)       --          --
  In excess of net investment income                                  --          --          --         (0.00)+     (0.00)+
  In excess of net realized gain on investments                       --          --         (0.01)       --          --
                                                                   -------     -------     -------     -------     -------
    Total distributions declared to shareholders                   $ (0.51)    $ (0.51)    $ (0.54)    $ (0.49)    $ (0.52)
                                                                   -------     -------     -------     -------     -------
Net asset value - end of period                                    $ 11.99     $ 12.14     $ 11.58     $ 12.47     $ 12.52
                                                                   -------     -------     -------     -------     -------
Total return                                                          3.01%       9.46%      (2.82)%      3.57%       9.91%
RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA@:
  Expenses##                                                          1.59%       1.61%       1.59%       1.67%       1.71%
  Net investment income@@                                             4.25%       4.47%       4.26%       3.90%       4.21%
PORTFOLIO TURNOVER                                                      10%         33%         18%         25%         29%
NET ASSETS AT END OF PERIOD (000 OMITTED)                          $34,139     $33,302     $31,532     $36,226     $28,086

@   The investment adviser voluntarily waived a portion of its fee for the periods indicated. If this fee had been incurred by the fund,the net investment income per share and the ratios would have been:

      Net investment income@@                                      $  0.49     $  0.50     $  0.48     $  0.47     $  0.51
      RATIOS (TO AVERAGE NET ASSETS):
        Expenses##                                                    1.79%       1.81%       1.77%       1.79%       1.81%
        Net investment income@@                                       4.05%       4.27%       4.08%       3.78%       4.11%

@@  As required, effective April 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended March 31, 2002, was to increase net investment income per share, and decrease net realized andunrealized gains and losses per share. The impact of this change calculates to less than $0.01 per share. In addition, the ratio of net investment income to average net assets increased by 0.03%. Per share, ratios, and supplemental data for periods prior to April 1, 2001, have not been restated to reflect this change in presentation.

+   Per share amount was less than $0.01.

#   Per share data are based on average shares outstanding.

##  Ratios do not reflect reductions from certain expense offset arrangements.

SEE NOTES TO FINANCIAL STATEMENTS.

-----------------------------------------------------------------------------------------------------------------------
                                                     TENNESSEE FUND
-----------------------------------------------------------------------------------------------------------------------
                                                                                 YEAR ENDED MARCH 31,
                                                           ------------------------------------------------------------
                                                               2002         2001         2000         1999         1998
-----------------------------------------------------------------------------------------------------------------------
                                                            CLASS A
-----------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD):
Net asset value - beginning of period                      $  10.58     $  10.11     $  10.87     $  10.91     $  10.32
                                                           --------     --------     --------     --------     --------
Income from investment operations#@@-
  Net investment income@                                   $   0.49     $   0.50     $   0.50     $   0.53     $   0.53
  Net realized and unrealized gain (loss) on
    investments                                               (0.14)        0.47        (0.69)       (0.02)        0.60
                                                           --------     --------     --------     --------     --------
    Total from investment operations                       $   0.35     $   0.97     $  (0.19)    $   0.51     $   1.13
                                                           --------     --------     --------     --------     --------
Less distributions declared to shareholders -
  From net investment income                               $  (0.50)    $  (0.50)    $  (0.50)    $  (0.52)    $  (0.53)
  From net realized gain on investments                        --           --          (0.07)       (0.03)        --
  In excess of net investment income                          (0.00)+       --           --           --          (0.01)
  In excess of net realized gain on investments                --           --          (0.00)+       --           --
                                                           --------     --------     --------     --------     --------
    Total distributions declared to shareholders           $  (0.50)    $  (0.50)    $  (0.57)    $  (0.55)    $  (0.54)
                                                           --------     --------     --------     --------     --------
Net asset value - end of period                            $  10.43     $  10.58     $  10.11     $  10.87     $  10.91
                                                           --------     --------     --------     --------     --------
Total return++                                                 3.36%        9.87%       (1.75)%       4.80%       11.11%
RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA@:
  Expenses##                                                   0.94%        0.95%        0.96%        1.02%        1.07%
  Net investment income@@                                      4.66%        4.87%        4.80%        4.79%        4.97%
PORTFOLIO TURNOVER                                               12%          19%          20%          16%          26%
NET ASSETS AT END OF PERIOD (000 OMITTED)                  $101,294     $ 99,097     $100,251     $117,296     $108,871

@   The investment adviser voluntarily waived a portion of its fee for the periods indicated. If this fee had been incurred by the fund, the net investment income per share and the ratios would have been:

      Net investment income@@                              $   0.47     $   0.48     $   0.48     $   0.51     $   0.52
      RATIOS (TO AVERAGE NET ASSETS):
        Expenses##                                             1.14%        1.15%        1.14%        1.14%        1.17%
        Net investment income@@                                4.46%        4.67%        4.62%        4.67%        4.87%

@@  As required, effective April 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended March 31, 2002, was to increase net investment income per share and decrease net realized andunrealized gains and losses per share. The impact of this change calculates to less than $0.01 per share. In addition, the ratio of net investment income to average net assets increased by 0.01%. Per share, ratios, and supplemental data for periods prior to April 1, 2001, have not been restated to reflect this change in presentation.

+   Per share amount was less than $0.01.

#   Per share data are based on average shares outstanding.

##  Ratios do not reflect reductions from certain expense offset arrangements.

++  Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

SEE NOTES TO FINANCIAL STATEMENTS.

------------------------------------------------------------------------------------------------------------------
                                                     TENNESSEE FUND
------------------------------------------------------------------------------------------------------------------
                                                                            YEAR ENDED MARCH 31,
                                                           -------------------------------------------------------
                                                              2002        2001        2000       1999         1998
------------------------------------------------------------------------------------------------------------------
                                                           CLASS B
------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD):
Net asset value - beginning of period                      $ 10.57     $ 10.10     $ 10.86     $ 10.91     $ 10.31
                                                           -------     -------     -------     -------     -------
Income from investment operations#@@-
  Net investment income@                                   $  0.42     $  0.43     $  0.43     $  0.45     $  0.46
  Net realized and unrealized gain (loss) on
    investments                                              (0.14)       0.47       (0.69)      (0.02)       0.61
                                                           -------     -------     -------     -------     -------
    Total from investment operations                       $  0.28     $  0.90     $ (0.26)    $  0.43     $  1.07
                                                           -------     -------     -------     -------     -------
Less distributions declared to shareholders -
  From net investment income                               $ (0.43)    $ (0.43)    $ (0.43)    $ (0.45)    $ (0.46)
  From net realized gain on investments                       --          --         (0.07)      (0.03)       --
  In excess of net investment income                         (0.00)+      --          --          --         (0.01)
  In excess of net realized gain on investments               --          --         (0.00)+      --          --
                                                           -------     -------     -------     -------     -------
    Total distributions declared to shareholders           $ (0.43)    $ (0.43)    $ (0.50)    $ (0.48)    $ (0.47)
                                                           -------     -------     -------     -------     -------
Net asset value - end of period                            $ 10.42     $ 10.57     $ 10.10     $ 10.86     $ 10.91
                                                           -------     -------     -------     -------     -------
Total return                                                  2.69%       9.17%      (2.39)%      4.04%      10.51%
RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA@:
  Expenses##                                                  1.59%       1.60%       1.61%       1.67%       1.72%
  Net investment income@@                                     4.00%       4.22%       4.15%       4.14%       4.32%
PORTFOLIO TURNOVER                                              12%         19%         20%         16%         26%
NET ASSETS AT END OF PERIOD (000 OMITTED)                  $26,183     $23,656     $21,321     $22,765     $18,198

@   The investment adviser voluntarily waived a portion of its fee for the periods indicated. If this fee had been incurred by the fund, the net investment income per share and the ratios would have been:

      Net investment income@@                              $  0.40     $  0.41     $  0.41     $  0.44     $  0.45
      RATIOS (TO AVERAGE NET ASSETS):
        Expenses##                                            1.79%       1.80%       1.79%       1.79%       1.82%
        Net investment income@@                               3.80%       4.02%       3.97%       4.02%       4.22%

@@  As required, effective April 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended March 31, 2002, was to increase net investment income per share, and decrease net realized andunrealized gains and losses per share. The impact of this change calculates to less than $0.01 per share. In addition, the ratio of net investment income to average net assets increased by 0.01%. Per share, ratios, and supplemental data for periods prior to April 1, 2001, have not been restated to reflect this change in presentation.

+   Per share amount was less than $0.01.

#   Per share data are based on average shares outstanding.

##  Ratios do not reflect reductions from certain expense offset arrangements.

SEE NOTES TO FINANCIAL STATEMENTS.


-------------------------------------------------------------------------------------------------------------------------
                                                     VIRGINIA FUND
-------------------------------------------------------------------------------------------------------------------------
                                                                                YEAR ENDED MARCH 31,
                                                             ------------------------------------------------------------
                                                                 2002         2001         2000         1999         1998
-------------------------------------------------------------------------------------------------------------------------
                                                              CLASS A
-------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD):
Net asset value - beginning of period                        $  11.36     $  10.91     $  11.60     $  11.61     $  11.06
                                                             --------     --------     --------     --------     --------
Income from investment operations#@@-
  Net investment income@                                     $   0.54     $   0.56     $   0.57     $   0.55     $   0.57
  Net realized and unrealized gain (loss) on
    investments                                                 (0.22)        0.45        (0.70)       (0.01)        0.55
                                                             --------     --------     --------     --------     --------
    Total from investment operations                         $   0.32     $   1.01     $  (0.13)    $   0.54     $   1.12
                                                             --------     --------     --------     --------     --------
Less distributions declared to shareholders -
  From net investment income                                 $  (0.54)    $  (0.56)    $  (0.56)    $  (0.55)    $  (0.57)
  In excess of net investment income                            (0.00)+      (0.00)+       --           --          (0.00)+
                                                             --------     --------     --------     --------     --------
    Total distributions declared to shareholders             $  (0.54)    $  (0.56)    $  (0.56)    $  (0.55)    $  (0.57)
                                                             --------     --------     --------     --------     --------
Net asset value - end of period                              $  11.14     $  11.36     $  10.91     $  11.60     $  11.61
                                                             --------     --------     --------     --------     --------
Total return++                                                   2.87%        9.55%       (1.09)%       4.71%       10.32%
RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA@:
  Expenses##                                                     0.92%        0.91%        0.91%        0.99%        1.03%
  Net investment income@@                                        4.77%        5.06%        5.07%        4.73%        4.97%
PORTFOLIO TURNOVER                                                 14%          24%          13%          24%          39%
NET ASSETS AT END OF PERIOD (000 OMITTED)                    $299,088     $304,581     $311,934     $365,880     $373,024

@   The investment adviser voluntarily waived a portion of its fee for the periods indicated. If this fee had been incurred by the fund, the net investment income per share and the ratios would have been:

      Net investment income@@                                $   0.52     $   0.54     $   0.54     $   0.54     $   0.56
      RATIOS (TO AVERAGE NET ASSETS):
        Expenses##                                               1.12%        1.11%        1.09%        1.11%        1.13%
        Net investment income@@                                  4.57%        4.86%        4.89%        4.61%        4.87%

@@  As required, effective April 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended March 31, 2002, was to increase net investment income per share and decrease net realized andunrealized gains and losses per share. The impact of this change calculates to less than $0.01 per share. In addition, the ratio of net investment income to average net assets increased by 0.01%. Per share, ratios, and supplemental data for periods prior to April 1, 2001, have not been restated to reflect this change in presentation.

+   Per share amount was less than $0.01.

#   Per share data are based on average shares outstanding.

##  Ratios do not reflect reductions from certain expense offset arrangements.

++  Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

SEE NOTES TO FINANCIAL STATEMENTS.


-------------------------------------------------------------------------------------------------------------------
                                                     VIRGINIA FUND
-------------------------------------------------------------------------------------------------------------------
                                                                            YEAR ENDED MARCH 31,
                                                            -------------------------------------------------------
                                                               2002        2001        2000       1999         1998
-------------------------------------------------------------------------------------------------------------------
                                                            CLASS B
-------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD):
Net asset value - beginning of period                       $ 11.35     $ 10.91     $ 11.60     $ 11.61     $ 11.06
                                                            -------     -------     -------     -------     -------
Income from investment operations#@@-
  Net investment income@                                    $  0.47     $  0.48     $  0.49     $  0.47     $  0.49
  Net realized and unrealized gain (loss) on
    investments                                               (0.22)       0.44       (0.70)      (0.01)       0.56
                                                            -------     -------     -------     -------     -------
    Total from investment operations                        $  0.25     $  0.92     $ (0.21)    $  0.46     $  1.05
                                                            -------     -------     -------     -------     -------
Less distributions declared to shareholders -
  From net investment income                                $ (0.47)    $ (0.48)    $ (0.48)    $ (0.47)    $ (0.49)
  In excess of net investment income                          (0.00)+     (0.00)+      --          --         (0.01)
                                                            -------     -------     -------     -------     -------
    Total distributions declared to shareholders            $ (0.47)    $ (0.48)    $ (0.48)    $ (0.47)    $ (0.50)
                                                            -------     -------     -------     -------     -------
Net asset value - end of period                             $ 11.13     $ 11.35     $ 10.91     $ 11.60     $ 11.61
                                                            -------     -------     -------     -------     -------
Total return                                                   2.20%       8.76%      (1.73)%      4.04%       9.61%
RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA@:
  Expenses##                                                   1.58%       1.56%       1.56%       1.64%       1.68%
  Net investment income@@                                      4.12%       4.39%       4.42%       4.08%       4.32%
PORTFOLIO TURNOVER                                               14%         24%         13%         24%         39%
NET ASSETS AT END OF PERIOD (000 OMITTED)                   $26,970     $29,872     $29,316     $35,644     $32,902

@   The investment adviser voluntarily waived a portion of its fee for the periods indicated. If this fee had been incurred by the fund, the net investment income per share and the ratios would have been:

      Net investment income@@                               $  0.45     $  0.46     $  0.47     $  0.46     $  0.48
      RATIOS (TO AVERAGE NET ASSETS):
        Expenses##                                             1.78%       1.76%       1.74%       1.76%       1.78%
        Net investment income@@                                3.92%       4.19%       4.24%       3.96%       4.22%

@@  As required effective April 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment companies and began accreting market discount on debt securities. The effect of this change for the year ended March 31, 2002, was to increase net investment income per share and decrease net realized and unrealized gains and losses per share. The impact of this change calculates to less than $0.01 per share. In addition, the ratio of net investment income to average net assets increased by 0.01%. Per share, ratios, and supplemental data for periods prior to April 1, 2001, have not been restated to reflect this change in presentation.

+   Per share amount was less than $0.01.

#   Per share data are based on average shares outstanding.

##  Ratios do not reflect reductions from certain expense offset arrangements.

SEE NOTES TO FINANCIAL STATEMENTS.


-------------------------------------------------------------------------------------------------------------------
                                                     VIRGINIA FUND
-------------------------------------------------------------------------------------------------------------------
                                                                              YEAR ENDED MARCH 31,
                                                            -------------------------------------------------------
                                                               2002        2001        2000        1999        1998
-------------------------------------------------------------------------------------------------------------------
                                                            CLASS C
-------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD):
Net asset value - beginning of period                       $ 11.36     $ 10.91     $ 11.60     $ 11.61     $ 11.06
                                                            -------     -------     -------     -------     -------
Income from investment operations#@@-
  Net investment income@                                    $  0.47     $  0.48     $  0.49     $  0.47     $  0.49
  Net realized and unrealized gain (loss) on
    investments                                               (0.23)       0.45       (0.70)      (0.01)       0.56
                                                            -------     -------     -------     -------     -------
    Total from investment operations                        $  0.24     $  0.93     $ (0.21)    $  0.46     $  1.05
                                                            -------     -------     -------     -------     -------
Less distributions declared to shareholders -
  From net investment income                                $ (0.47)    $ (0.48)    $ (0.48)    $ (0.47)    $ (0.49)
  In excess of net investment income                          (0.00)+     (0.00)+      --          --         (0.01)
                                                            -------     -------     -------     -------     -------
    Total distributions declared to shareholders            $ (0.47)    $ (0.48)    $ (0.48)    $ (0.47)    $ (0.50)
                                                            -------     -------     -------     -------     -------
Net asset value - end of period                             $ 11.13     $ 11.36     $ 10.91     $ 11.60     $ 11.61
                                                            -------     -------     -------     -------     -------
Total return                                                   2.10%       8.85%      (1.73)%      4.04%       9.61%
RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA@:
  Expenses##                                                   1.57%       1.56%       1.56%       1.64%       1.68%
  Net investment income@@                                      4.10%       4.37%       4.42%       4.08%       4.32%
PORTFOLIO TURNOVER                                               14%         24%         13%         24%         39%
NET ASSETS AT END OF PERIOD (000 OMITTED)                   $10,619     $ 6,965     $ 5,171     $ 6,523     $ 3,082

@   The investment adviser voluntarily waived a portion of its fee for the periods indicated. If this fee had been incurred by the fund, the net investment income per share and the ratios would have been:

      Net investment income@@                               $  0.44     $  0.46     $  0.47     $  0.46     $  0.48
      RATIOS (TO AVERAGE NET ASSETS):
        Expenses##                                             1.77%       1.76%       1.74%       1.76%       1.78%
        Net investment income@@                                3.90%       4.17%       4.24%       3.96%       4.22%

@@  As required, effective April 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment companies and began accreting market discount on debt securities. The effect of this change for the year ended March 31, 2002, was to increase net investment income per share and decrease net realized and unrealized gains and losses per share. The impact of this change calculates to less than $0.01 per share. In addition, the ratio of net investment income to average net assets increased by 0.01%. Per share, ratios, and supplemental data for periods prior to April 1, 2001, have not been restated to reflect this change in presentation.

+   Per share amount was less than $0.01.

#   Per share data are based on average shares outstanding.

##  Ratios do not reflect reductions from certain expense offset arrangements.

SEE NOTES TO FINANCIAL STATEMENTS.


-----------------------------------------------------------------------------------------------------------------------
                                                   WEST VIRGINIA FUND
-----------------------------------------------------------------------------------------------------------------------
                                                                                 YEAR ENDED MARCH 31,
                                                           ------------------------------------------------------------
                                                               2002         2001         2000         1999         1998
-----------------------------------------------------------------------------------------------------------------------
                                                            CLASS A
-----------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD):
Net asset value - beginning of period                      $  11.45     $  10.95     $  11.75     $  11.77     $  11.31
                                                           --------     --------     --------     --------     --------
Income from investment operations#@@-
  Net investment income@                                   $   0.57     $   0.57     $   0.57     $   0.56     $   0.58
  Net realized and unrealized gain (loss) on
    investments                                               (0.14)        0.50        (0.80)       (0.01)        0.47
                                                           --------     --------     --------     --------     --------
    Total from investment operations                       $   0.43     $   1.07     $  (0.23)    $   0.55     $   1.05
                                                           --------     --------     --------     --------     --------
Less distributions declared to shareholders -
  From net investment income                               $  (0.56)    $  (0.57)    $  (0.57)    $  (0.57)    $  (0.58)
  In excess of net investment income                           --           --           --          (0.00)+      (0.01)
                                                           --------     --------     --------     --------     --------
    Total distributions declared to shareholders           $  (0.56)    $  (0.57)    $  (0.57)    $  (0.57)    $  (0.59)
                                                           --------     --------     --------     --------     --------
Net asset value - end of period                            $  11.32     $  11.45     $  10.95     $  11.75     $  11.77
                                                           --------     --------     --------     --------     --------

Total return++                                                 3.79%       10.04%       (1.89)%       4.73%        9.42%
RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA@:
  Expenses##                                                   0.93%        0.95%        0.95%        1.02%        1.10%
  Net investment income@@                                      4.97%        5.14%        5.13%        4.78%        4.98%
PORTFOLIO TURNOVER                                                2%           9%          30%          13%          17%
NET ASSETS AT END OF PERIOD (000 OMITTED)                  $121,860     $118,862     $117,174     $133,456     $130,002

@   The investment adviser voluntarily waived a portion of its fee for the periods indicated. If this fee had been incurred by the fund, the net investment income per share and the ratios would have been:

      Net investment income@@                              $   0.55     $   0.55     $   0.55     $   0.55     $   0.57
      RATIOS (TO AVERAGE NET ASSETS):
        Expenses##                                             1.13%        1.15%        1.13%        1.14%        1.17%
        Net investment income@@                                4.77%        4.94%        4.95%        4.66%        4.91%

@@  As required, effective April 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended March 31, 2002, was to increase net investment income per share and decrease net realized and unrealized gains and losses per share. The impact of this change calculates to less than $0.01 per share. In addition, the ratio of net investment income to average net assets increased by 0.02%. Per share, ratios, and supplemental data for periods prior to April 1, 2001 have not been restated to reflect this change in presentation.

+   Per share amount was less than $0.01.

#   Per share data are based on average shares outstanding.

##  Ratios do not reflect reductions from certain expense offset arrangements.

++  Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

SEE NOTES TO FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------------------------------------------
                                                   WEST VIRGINIA FUND
-------------------------------------------------------------------------------------------------------------------
                                                                             YEAR ENDED MARCH 31,
                                                            -------------------------------------------------------
                                                               2002        2001        2000        1999        1998
-------------------------------------------------------------------------------------------------------------------
                                                            CLASS B
-------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD):
Net asset value - beginning of period                       $ 11.44     $ 10.94     $ 11.74     $ 11.77     $ 11.31
                                                            -------     -------     -------     -------     -------
Income from investment operations#@@-
  Net investment income@                                    $  0.50     $  0.50     $  0.50     $  0.49     $  0.51
  Net realized and unrealized gain (loss) on
    investments                                               (0.15)       0.50       (0.80)      (0.03)       0.46
                                                            -------     -------     -------     -------     -------
    Total from investment operations                        $  0.35     $  1.00     $ (0.30)    $  0.46     $  0.97
                                                            -------     -------     -------     -------     -------
Less distributions declared to shareholders -
  From net investment income                                $ (0.48)    $ (0.50)    $ (0.50)    $ (0.49)    $ (0.51)
  In excess of net investment income                           --          --          --         (0.00)+     (0.00)+
                                                            -------     -------     -------     -------     -------
     Total distributions declared to shareholders           $ (0.48)    $ (0.50)    $ (0.50)    $ (0.49)    $ (0.51)
                                                            -------     -------     -------     -------     -------
Net asset value - end of period                             $ 11.31     $ 11.44     $ 10.94     $ 11.74     $ 11.77
                                                            -------     -------     -------     -------     -------
Total return                                                   3.12%       9.34%      (2.53)%      3.97%       8.72%
RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA@:
  Expenses##                                                   1.59%       1.60%       1.60%       1.67%       1.75%
  Net investment income@@                                      4.31%       4.48%       4.48%       4.13%       4.33%
PORTFOLIO TURNOVER                                                2%          9%         30%         13%         17%
NET ASSETS AT END OF PERIOD (000 OMITTED)                   $16,248     $16,170     $14,727     $17,166     $15,472

@   The investment adviser voluntarily waived a portion of its fee for the periods indicated. If this fee had been incurred by thefund, the net investment income per share and the ratios would have been:

      Net investment income@@                               $  0.47     $  0.48     $  0.48     $  0.48     $  0.50
      RATIOS (TO AVERAGE NET ASSETS):
        Expenses##                                             1.79%       1.80%       1.78%       1.79%       1.82%
        Net investment income@@                                4.11%       4.28%       4.30%       4.01%       4.26%

@@  As required, effective April 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended March 31, 2002, was to increase net investment income per share and decrease net realized and unrealized gains and losses per share. The impact of this change calculates to less than $0.01 per share. In addition, the ratio of net investment income to average net assets increased by 0.02%. Per share, ratios, and supplemental data for periods prior to April 1, 2001 have not been restated to reflect this change in presentation.

+   Per share amount was less than $0.01.

#   Per share data are based on average shares outstanding.

##  Ratios do not reflect reductions from certain expense offset arrangements.

SEE NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS Mississippi Municipal Bond Fund (Mississippi Fund), MFS New York Municipal Bond Fund (New York Fund), MFS North Carolina Municipal Bond Fund (North Carolina Fund), MFS Pennsylvania Municipal Bond Fund (Pennsylvania Fund), MFS South Carolina Municipal Bond Fund (South Carolina Fund), MFS Tennessee Municipal Bond Fund (Tennessee Fund), MFS Virginia Municipal Bond Fund (Virginia
Fund), and MFS West Virginia Municipal Bond Fund (West Virginia Fund) are each a non-diversified series of MFS Municipal Series Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies

GENERAL -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Because each fund invests primarily in the securities of a single state and its political subdivisions, each fund is vulnerable to the effects of changes in the legal and economic environment of the particular state.

INVESTMENT VALUATIONS -- Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Futures contracts listed on commodities exchanges are reported at market value using closing settlement prices. Securities for which there are no such quotations or valuations are valued in good faith at the direction of the Trustees.

FUTURES CONTRACTS -- Each fund may enter into futures contracts for the delayed delivery of securities or currency, or contracts based on financial indices at a fixed price on a future date. In entering such contracts, each fund is required to deposit with the broker either in cash or securities an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the fund. Each fund's investment in futures contracts is designed to hedge against anticipated future changes in interest or securities prices. Investments in interest rate futures for purposes other than hedging may be made to modify the duration of the portfolio without incurring the additional transaction costs involved in buying and selling the underlying securities. Should interest rates or securities prices move unexpectedly, the funds may not achieve the anticipated benefits of the futures contracts and may realize a loss.

INVESTMENT TRANSACTIONS AND INCOME -- Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with generally accepted accounting principles. All premium and original issue discount is amortized or accreted for tax reporting purposes as required by federal income tax regulations. Interest payments received in additional securities are recorded on the ex-interest date in an amount equal to the value of the security on such date. Some securities may be purchased on a "when-issued" or "forward delivery" basis, which means that the securities will be delivered to the fund at a future date, usually beyond customary settlement time.

Legal fees and other related expenses incurred to preserve and protect the value of a security owned are added to the cost of the security; other legal fees are expensed. Capital infusions made directly to the security issuer, which are generally non-recurring, incurred to protect or enhance the value of high-yield debt securities, are reported as additions to the cost basis of the security. Costs that are incurred to negotiate the terms or conditions of capital infusions or that are expected to result in a plan of reorganization are reported as realized losses. Ongoing costs incurred to protect or enhance an investment, or costs incurred to pursue other claims or legal actions, are expensed.

FEES PAID INDIRECTLY -- Each fund's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount is shown as a reduction of total expenses on the Statement of Operations.

TAX MATTERS AND DISTRIBUTIONS -- Each fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net tax-exempt and taxable net income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. Distributions paid by each fund from net interest received on tax-exempt municipal bonds are not includable by shareholders as gross income for federal income tax purposes because each fund intends to meet certain requirements of the Code applicable to regulated investment companies, which will enable each fund to pay exempt-interest dividends. The portion of such interest, if any, earned on private activity bonds issued after August 7, 1986 may be considered a tax-preference item to shareholders.

Distributions to shareholders are recorded on the ex-dividend date. Each fund distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. Common types of book and tax differences that could occur include differences in accounting for mortgage-backed securities, derivatives, real estate investment trusts, defaulted bonds, capital losses, and amortization and accretion on debt securities.

The tax character of distributions declared for the year ended March 31, 2002 was as follows:

                         MISSISSIPPI   NEW YORK NORTH CAROLINA PENNSYLVANIA SOUTH CAROLINA  TENNESSEE    VIRGINIA WEST VIRGINIA
                                FUND       FUND           FUND         FUND           FUND       FUND        FUND          FUND
--------------------------------------------------------------------------------------------------------------------------------
Distributions paid from:
Tax-exempt income         $4,138,987 $7,803,911    $18,241,878   $3,114,798     $7,376,697 $5,771,942 $16,186,791    $6,534,519
Ordinary income               27,201     42,464         27,445           --         41,446         --          --            --
                          ---------- ----------    -----------   ----------     ---------- ---------- -----------    ----------
Total distributions       $4,166,188 $7,846,375    $18,269,323   $3,114,798     $7,418,137 $5,771,942 $16,186,791    $6,534,519
                          ========== ==========    ===========   ==========     ========== ========== ===========    ==========

The tax character of distributions declared for the year ended March 31, 2001 was as follows:

                         MISSISSIPPI   NEW YORK NORTH CAROLINA PENNSYLVANIA SOUTH CAROLINA  TENNESSEE    VIRGINIA WEST VIRGINIA
                                FUND       FUND           FUND         FUND           FUND       FUND        FUND          FUND
--------------------------------------------------------------------------------------------------------------------------------
Distributions paid from:

Tax-exempt income         $3,830,771 $6,250,286    $18,396,493   $2,260,575     $7,231,535 $5,758,228 $17,028,047    $6,586,477
Ordinary income               59,076         --             --           --             --         --          --            --
                          ---------- ----------    -----------   ----------     ---------- ---------- -----------    ----------
Total distributions:      $3,889,847 $6,250,286    $18,396,493   $2,260,575     $7,231,535 $5,758,228 $17,028,047    $6,586,477
                          ========== ==========    ===========   ==========     ========== ========== ===========    ==========

During the year ended March 31, 2002, the following amounts were reclassified due to differences between book and tax accounting for accrued market discount on disposal of securities:

                          MISSISSIPPI  NEW YORK  NORTH CAROLINA  PENNSYLVANIA  SOUTH CAROLINA  TENNESSEE  VIRGINIA  WEST VIRGINIA
                                 FUND      FUND            FUND          FUND            FUND       FUND      FUND           FUND
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease):
Paid-in-capital               $ 6,331  $ 73,848       $ 150,856       $10,967        $ 26,530  $     --   $      3       $      1
Accumulated undistributed
  net realized gain
  (loss) on investments         3,123    (2,858)          6,342        (2,311)         40,331     14,658    34,511         26,059
Accumulated undistributed
  (distributions in
  excess of) net
  investment income            (9,454)  (70,990)       (157,198)       (8,656)        (66,861)   (14,658)  (34,514)       (26,060)

These changes had no effect on the net assets or net asset value per share of the funds.

As of March 31, 2002 the components of distributable earnings on a tax basis were as follows:

                    MISSISSIPPI    NEW YORK  NORTH CAROLINA  PENNSYLVANIA  SOUTH CAROLINA    TENNESSEE     VIRGINIA  WEST VIRGINIA
                           FUND        FUND            FUND          FUND            FUND         FUND         FUND           FUND
----------------------------------------------------------------------------------------------------------------------------------
Undistributed
 tax-exempt income  $   516,323  $  423,459     $   861,319   $   290,797     $   978,599  $   474,232  $   324,870    $   228,846
Capital loss
 carryforward        (2,029,188)   (462,583)     (1,482,752)   (1,654,039)     (2,893,890)    (490,964)  (4,358,403)    (3,157,374)
Unrealized gain       2,067,484   8,506,025      13,917,965     1,369,132       7,549,829    4,349,713    9,856,765      6,213,474
Other temporary
 differences           (542,650)   (680,231)     (1,549,737)     (327,196)       (708,612)    (532,186)  (1,349,071)      (599,635)

These changes had no effect on the net assets or net asset value per share of the funds.

At March 31, 2002, the following funds, for federal income tax purposes, had a capital loss carryforward, which may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration.

                MISSISSIPPI   NEW YORK  NORTH CAROLINA  PENNSYLVANIA  SOUTH CAROLINA  TENNESSEE     VIRGINIA  WEST VIRGINIA
EXPIRATION DATE        FUND       FUND            FUND          FUND            FUND       FUND         FUND           FUND
---------------------------------------------------------------------------------------------------------------------------
March 31, 2003  $        --  $      --     $   (67,207)  $        --     $        --  $      --  $        --    $        --
March 31, 2004   (1,800,355)        --              --      (901,623)             --         --           --     (2,079,974)
March 31, 2005     (228,833)        --              --      (533,472)             --         --     (557,561)      (714,690)
March 31, 2008           --   (364,605)        (65,023)      (43,665)       (236,370)  (128,156)          --        (58,823)
March 31, 2009           --         --      (1,350,522)     (175,279)     (2,657,520)  (362,808)  (1,733,400)      (220,540)
March 31, 2010           --    (97,978)             --            --              --         --   (2,067,442)       (83,347)
                -----------  ---------     -----------   -----------     -----------  ---------  -----------    -----------
Total           $ 2,029,188  $ 462,583     $ 1,482,752   $(1,654,039)    $(2,893,890) $(490,964) $(4,358,403)   $(3,157,374)
                ===========  =========     ===========   ===========     ===========  =========  ===========    ===========

MULTIPLE CLASSES OF SHARES OF BENEFICIAL INTEREST - Each fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the fund based on the value of settled shares outstanding of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase.

(3) Transactions with Affiliates

INVESTMENT ADVISER -- Each fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.55% of each fund's average daily net assets. The investment adviser has voluntarily agreed to waive a portion of its fee, which is shown as a reduction of total expenses in the Statement of Operations. Management fees incurred for the year ended March 31, 2002, were 0.35% of average daily net assets on an annualized basis.

The Pennsylvania Fund has a temporary expense reimbursement agreement whereby MFS has voluntarily agreed to pay all of the fund's operating expenses, exclusive of management, distribution, and service fees. The Pennsylvania Fund in turn will pay MFS an expense reimbursement fee not greater than 0.40% of average daily net assets. The investment adviser agreed to waive 0.40% of the reimbursement fee for an indefinite period of time. To the extent that the expense reimbursement fee exceeds the Pennsylvania Fund's actual expenses, the excess will be applied to amounts paid by MFS in prior years. At March 31, 2002, aggregate unreimbursed expenses amounted to $125,671. During the year ended March 31, 2002, MFS did not impose the reimbursement fee of $265,523.

Each fund pays the compensation of the Independent Trustees in the form of both a retainer and attendance fees and pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the fund, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). On January 1, 2002, each fund's unfunded defined benefit plan was converted into a retirement benefit deferral plan for active Trustees. Certain Trustees participate in this plan, under which the trust's pension liability fluctuates with the performance of the fund.

ADMINISTRATOR -- The trust has an administrative services agreement with MFS to provide each fund with certain financial, legal, shareholder communications, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the fund pays MFS an administrative fee at the following annual percentages of each fund's average daily net assets:

             First $2 billion                      0.0175%
             Next $2.5 billion                     0.0130%
             Next $2.5 billion                     0.0005%
             In excess of $7 billion               0.0000%

DISTRIBUTOR -- MFD, a wholly owned subsidiary of MFS, as distributor, received the following amounts for the year ended March 31, 2002, as its portion of the sales charge on sales of Class A shares of each fund.

MISSISSIPPI     NEW YORK     NORTH CAROLINA     PENNSYLVANIA     SOUTH CAROLINA     TENNESSEE     VIRGINIA     WEST VIRGINIA
       FUND         FUND               FUND             FUND               FUND          FUND         FUND              FUND
----------------------------------------------------------------------------------------------------------------------------
    $30,491      $28,362            $75,443          $81,062            $36,707      $45,287       $68,449           $44,172

The Trustees have adopted a distribution plan for Class A, Class B, and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

Each fund's distribution plan provides that the fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer and a distribution fee to MFD of up to 0.10% per annum of the fund's average daily net assets attributable to Class A shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to the following amounts for the year ended March 31, 2002:

MISSISSIPPI     NEW YORK     NORTH CAROLINA     PENNSYLVANIA     SOUTH CAROLINA     TENNESSEE     VIRGINIA     WEST VIRGINIA
       FUND         FUND               FUND             FUND               FUND          FUND         FUND              FUND
----------------------------------------------------------------------------------------------------------------------------
       $--       $23,134           $35,477              $--             $14,891      $14,678       $30,215           $19,051

During the year ended March 31, 2002, fees incurred under the distribution plan as a percentage of each fund's average daily net assets attributable to Class A shares on an annualized basis were as follows:

MISSISSIPPI     NEW YORK     NORTH CAROLINA     PENNSYLVANIA     SOUTH CAROLINA     TENNESSEE     VIRGINIA     WEST VIRGINIA
       FUND         FUND               FUND             FUND               FUND          FUND         FUND              FUND
----------------------------------------------------------------------------------------------------------------------------
         --         0.25%              0.35%              --               0.35%         0.35%        0.35%             0.35%

Payments of the Mississippi Fund's 0.35% per annum Class A distribution and service fee will commence on such date as the Trustees of Trust may determine. In the case of the New York and Pennsylvania Funds, payments of the 0.10% per annum Class A distribution fee will be implemented on such date as the Trustees of the Trust may determine. For the Pennsylvania Fund, payments of the 0.25% per annum Class A service fee will commence on the date that the net assets of the fund attributable to Class A shares first equals or exceed $50 million.

Each fund's distribution plan provides that the funds will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the fund's average daily net assets attributable to Class B and Class C shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B and Class C shares, and will pay to such securities dealers all of the distribution fee attributable to Class C shares. The service fee is intended to be consideration for services rendered by the dealer with respect to Class B and Class C shares. MFD retains the service fee for accounts not attributable to a securities dealer. Class B service fees retained for the year ended March 31, 2002 were as follows:

MISSISSIPPI     NEW YORK     NORTH CAROLINA     PENNSYLVANIA     SOUTH CAROLINA     TENNESSEE     VIRGINIA     WEST VIRGINIA
       FUND         FUND               FUND             FUND               FUND          FUND         FUND              FUND
----------------------------------------------------------------------------------------------------------------------------
       $--        $3,773             $3,433             $--              $4,215        $2,802       $2,079            $1,628

During the year ended March 31, 2002, fees incurred under the distribution plan as a percentage of average daily net assets attributable to Class B shares on an annualized basis were as follows:

MISSISSIPPI     NEW YORK     NORTH CAROLINA     PENNSYLVANIA     SOUTH CAROLINA     TENNESSEE     VIRGINIA     WEST VIRGINIA
       FUND         FUND               FUND             FUND               FUND          FUND         FUND              FUND
----------------------------------------------------------------------------------------------------------------------------
      0.80%         1.00%              1.00%            0.84%              1.00%         1.00%        1.00%             1.00%

MFS retained the service fee for accounts not attributable to a securities dealer, which amounted to $224, $7,071, and $29 for the New York Fund, North Carolina Fund and Virginia Fund, respectively, for Class C shares for the year ended March 31, 2002. Fees incurred under the distribution plan during the year ended March 31, 2002, were 1.00% of each of the fund's average daily net assets attributable to Class C shares for the New York, North Carolina and Virginia Funds, on an annualized basis.

Except in the case of the 0.25% per annum Class B service fee paid by the Mississippi fund upon sale of Class B shares in the first year, payment of the Class B service fee will be suspended until such date as the Trustees of the Trust may determine. Except in the case of the 0.25% per annum Class B service fee paid by the Pennsylvania fund upon the sale of Class B shares in the first year, payment of the Class B service fee will be suspended until on such date as the Class A service fee first becomes payable.

Certain Class A and Class C shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the year ended March 31, 2002, for Class A, Class B, and Class C shares were are follows:


                MISSISSIPPI    NEW YORK    NORTH CAROLINA    PENNSYLVANIA    SOUTH CAROLINA    TENNESSEE    VIRGINIA  WEST VIRGINIA
CDSC IMPOSED           FUND        FUND              FUND            FUND              FUND         FUND        FUND           FUND
------------------------------------------------------------------------------------------------------------------------------------
Class A              $   --     $17,066          $ 2,256         $    --            $   281      $    --     $     5        $    --
Class B              $4,347     $51,175          $41,465         $31,570            $35,925      $49,393     $29,983        $27,975
Class C              $   --     $13,652          $ 3,674         $    --            $    --      $    --     $ 6,688        $    --

SHAREHOLDER SERVICING AGENT - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of each fund's average daily net assets at an annual rate of 0.10%.

(4) Portfolio Securities

Purchases and sales of investments, other than U.S. government securities and short-term obligations, were as follows (000's omitted):

                                             NORTH                        SOUTH                                  WEST
              MISSISSIPPI      NEW YORK   CAROLINA    PENNSYLVANIA     CAROLINA     TENNESSEE    VIRGINIA    VIRGINIA
                     FUND          FUND       FUND            FUND         FUND          FUND        FUND        FUND
---------------------------------------------------------------------------------------------------------------------
Purchases         $14,052       $34,412    $53,461         $33,438      $18,200       $18,841     $49,650   $   6,412
Sales               4,706        29,437     51,227          11,968       15,427        14,546      44,982       2,439

The cost and unrealized appreciation and depreciation in the value of the investments owned by each fund, as computed on a federal income tax basis, are as follows:

                                                            NORTH                     SOUTH                               WEST
                               MISSISSIPPI    NEW YORK   CAROLINA  PENNSYLVANIA    CAROLINA   TENNESSEE   VIRGINIA    VIRGINIA
                                      FUND        FUND       FUND          FUND        FUND        FUND       FUND        FUND
------------------------------------------------------------------------------------------------------------------------------
Aggregate cost                     $86,327    $152,260   $368,457       $75,685    $146,106    $122,127   $322,873    $129,887
                                   -------    --------   --------       -------    --------    --------   --------    --------

Gross unrealized appreciation      $ 2,795    $  9,083   $ 16,032       $ 1,979    $  8,055    $  5,166   $ 13,291    $  6,901
Gross unrealized depreciation         (728)       (577)    (2,114)         (610)       (505)       (816)    (3,434)       (687)
                                   -------    --------   --------       -------    --------    --------   --------    --------
Net unrealized appreciation        $ 2,067    $  8,506   $ 13,918       $ 1,369    $  7,550    $  4,350   $  9,857    $  6,214
                                   =======    ========   ========       =======    ========    ========   ========    ========

(5) Shares of Beneficial Interest

Each fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions each fund shares were as follows:

                                               MISSISSIPPI FUND                   NEW YORK FUND             NORTH CAROLINA FUND
CLASS A SHARES                           ----------------------          ----------------------          ----------------------
YEAR ENDED MARCH 31, 2002 (000 OMITTED)  SHARES          AMOUNT          SHARES          AMOUNT          SHARES          AMOUNT
-------------------------------------------------------------------------------------------------------------------------------
Shares sold                               1,338        $ 13,083           1,628        $ 18,122           1,875        $ 22,277
Shares issued to shareholders in
  reinvestment of distributions             164           1,610             325           3,618             673           8,004
Shares reacquired                          (490)         (4,784)         (2,129)        (23,664)         (2,516)        (29,819)
                                          -----        --------          ------        --------          ------        --------
  Net increase (decrease)                 1,012        $  9,909            (176)       $ (1,924)             32        $    462
                                          =====        ========          ======        ========          ======        ========
YEAR ENDED MARCH 31, 2001 (000 OMITTED)  SHARES          AMOUNT          SHARES          AMOUNT          SHARES          AMOUNT
-------------------------------------------------------------------------------------------------------------------------------
Shares sold                                 661        $  6,318           3,052        $ 33,714           1,102        $ 12,753
Shares issued to shareholders in
  reinvestment of distributions             168           1,601             283           3,049             758           8,748
Shares reacquired                          (994)         (9,351)         (1,617)        (18,739)         (3,285)        (37,741)
                                          -----        --------          ------        --------          ------        --------
  Net increase (decrease)                  (165)       $ (1,432)          1,718        $ 18,024          (1,425)       $(16,240)
                                          =====        ========          ======        ========          ======        ========

                                              PENNSYLVANIA FUND             SOUTH CAROLINA FUND                  TENNESSEE FUND
                                         ----------------------          ----------------------          ----------------------
YEAR ENDED MARCH 31, 2002 (000 OMITTED)  SHARES          AMOUNT          SHARES          AMOUNT          SHARES          AMOUNT
-------------------------------------------------------------------------------------------------------------------------------
Shares sold                               2,078        $ 20,545           1,252        $ 15,290             975        $ 10,306
Shares issued to shareholders in
  reinvestment of distributions             115           1,132             241           2,941             216           2,291
Shares reacquired                          (728)         (7,150)         (1,295)        (15,811)           (844)         (8,932)
                                          -----        --------          ------        --------          ------        --------
  Net increase                            1,465        $ 14,527             198        $  2,420             347        $  3,665
                                          =====        ========          ======        ========          ======        ========
YEAR ENDED MARCH 31, 2001 (000 OMITTED)  SHARES          AMOUNT          SHARES          AMOUNT          SHARES          AMOUNT
-------------------------------------------------------------------------------------------------------------------------------
Shares sold                                 988        $  9,532             730        $  8,676             520        $  5,347
Shares issued to shareholders in
  reinvestment of distributions              83             800             258           3,045             230           2,366
Shares reacquired                          (360)         (3,421)         (1,517)        (17,821)         (1,305)        (13,424)
                                          -----        --------          ------        --------          ------        --------
  Net increase (decrease)                   711        $  6,911            (529)       $ (6,100)           (555)       $ (5,711)
                                          =====        ========          ======        ========          ======        ========

                                                  VIRGINIA FUND             WEST VIRGINIA FUND
                                         ----------------------          ----------------------
YEAR ENDED MARCH 31, 2002 (000 OMITTED)  SHARES          AMOUNT          SHARES          AMOUNT
-----------------------------------------------------------------------------------------------
Shares sold                               1,894        $ 21,470             799        $  9,199
Shares issued to shareholders in
  reinvestment of distributions             602           6,822             279           3,200
Shares reacquired                        (2,459)        (27,877)           (698)         (8,000)
                                          -----        --------          ------        --------
  Net increase                               37        $    415             380        $  4,399
                                          =====        ========          ======        ========
YEAR ENDED MARCH 31, 2001 (000 OMITTED)  SHARES          AMOUNT          SHARES          AMOUNT
-----------------------------------------------------------------------------------------------
Shares sold                               1,290        $ 14,307             402        $  4,487
Shares issued to shareholders in
  reinvestment of distributions             696           7,699             296           3,298
Shares reacquired                        (3,751)        (41,416)         (1,017)        (11,199)
                                          -----        --------          ------        --------
  Net decrease                           (1,765)       $(19,410)           (319)       $ (3,414)
                                          =====        ========          ======        ========

                                               MISSISSIPPI FUND                   NEW YORK FUND             NORTH CAROLINA FUND
CLASS B SHARES                           ----------------------          ----------------------          ----------------------
YEAR ENDED MARCH 31, 2002 (000 OMITTED)  SHARES          AMOUNT          SHARES          AMOUNT          SHARES          AMOUNT
-------------------------------------------------------------------------------------------------------------------------------
Shares sold                                 306        $  3,001           1,031        $ 11,478             827        $  9,812
Shares issued to shareholders in
  reinvestment of distributions              21             205              52             584             113           1,338
Shares reacquired                          (391)         (3,828)           (676)         (7,517)         (1,093)        (12,977)
                                          -----        --------          ------        --------          ------        --------
  Net increase (decrease)                   (64)       $   (622)            407        $  4,545            (153)       $ (1,827)
                                          =====        ========          ======        ========          ======        ========

YEAR ENDED MARCH 31, 2001 (000 OMITTED)  SHARES          AMOUNT          SHARES          AMOUNT          SHARES          AMOUNT
-------------------------------------------------------------------------------------------------------------------------------
Shares sold                                 141        $  1,363             749        $  8,181           1,322        $ 15,488
Shares issued to shareholders in
  reinvestment of distributions              20             187              47             513             112           1,297
Shares reacquired                          (189)         (1,792)           (380)         (4,358)           (649)         (7,474)
                                          -----        --------          ------        --------          ------        --------
  Net increase (decrease)                   (28)       $   (242)            416        $  4,336             785        $  9,311
                                          =====        ========          ======        ========          ======        ========

                                              PENNSYLVANIA FUND             SOUTH CAROLINA FUND                  TENNESSEE FUND
                                         ----------------------          ----------------------          ----------------------
YEAR ENDED MARCH 31, 2002 (000 OMITTED)  SHARES          AMOUNT          SHARES          AMOUNT          SHARES          AMOUNT
-------------------------------------------------------------------------------------------------------------------------------
Shares sold                               1,261        $ 12,476             644        $  7,834             662        $  7,005
Shares issued to shareholders in
  reinvestment of distributions              51             506              66             804              49             519
Shares reacquired                          (520)         (5,128)           (606)         (7,376)           (436)         (4,598)
                                          -----        --------          ------        --------          ------        --------
  Net increase                              792        $  7,854             104        $  1,262             275        $  2,926
                                          =====        ========          ======        ========          ======        ========
YEAR ENDED MARCH 31, 2001 (000 OMITTED)  SHARES          AMOUNT          SHARES          AMOUNT          SHARES          AMOUNT
-------------------------------------------------------------------------------------------------------------------------------
Shares sold                                 511        $ 4,946              426        $  5,094             338         $ 3,494
Shares issued to shareholders in
  reinvestment of distributions              47            445               60             710              45             459
Shares reacquired                          (313)        (3,001)            (467)         (5,496)           (257)         (2,638)
                                          -----        --------          ------        --------          ------        --------
  Net increase                              245        $ 2,390               19        $    308             126         $ 1,315
                                          =====        ========          ======        ========          ======        ========

                                                VIRGINIA FUND           WEST VIRGINIA FUND
                                        ---------------------        ----------------------
YEAR ENDED MARCH 31, 2002 (000 OMITTED) SHARES         AMOUNT        SHARES         AMOUNT
-------------------------------------------------------------------------------------------
Shares sold                                424        $ 4,803           352        $ 4,039
Shares issued to shareholders in
  reinvestment of distributions             50            565            33            379
Shares reacquired                         (683)        (7,721)         (362)        (4,168)
                                          ----        -------          ----        -------
  Net increase (decrease)                 (209)       $(2,353)           23        $   250
                                          ====        =======          ====        =======
YEAR ENDED MARCH 31, 2001 (000 OMITTED)  SHARES        AMOUNT         SHARES         AMOUNT
-------------------------------------------------------------------------------------------
Shares sold                                401        $ 4,451           135        $ 1,522
Shares issued to shareholders in
  reinvestment of distributions             56            619            34            379
Shares reacquired                         (512)        (5,647)         (101)        (1,126)
  Net increase (decrease)                  (55)       $  (577)           68        $   775
                                          ====        =======          ====        =======

                                                NEW YORK FUND           NORTH CAROLINA FUND                 VIRGINIA FUND
CLASS C SHARES                          ---------------------         ---------------------         ---------------------
YEAR ENDED MARCH 31, 2002 (000 OMITTED) SHARES         AMOUNT         SHARES         AMOUNT         SHARES         AMOUNT
-------------------------------------------------------------------------------------------------------------------------
Shares sold                                279        $ 3,083            564        $ 6,709            464        $ 5,256
Shares issued to shareholders in
  reinvestment of distributions             25            275             46            553             22            256
Shares reacquired                         (143)        (1,578)          (182)        (2,156)          (146)        (1,658)
                                          ----        -------           ----        -------           ----        -------
  Net increase                             161        $ 1,780            428        $ 5,106            340        $ 3,854
                                          ====        =======           ====        =======           ====        =======
YEAR ENDED MARCH 31, 2001 (000 OMITTED) SHARES*        AMOUNT*        SHARES         AMOUNT         SHARES         AMOUNT
--------------------------------------------------------------------------------------------------------------------------
Shares sold                                771        $ 8,561            599        $ 6,952            184        $ 2,055
Shares issued to shareholders in
  reinvestment of distributions              1             15             35            406             17            191
Shares reacquired                           (1)           (90)          (279)        (3,244)           (62)          (676)
                                          ----        -------           ----        -------           ----        -------
  Net increase                             771        $ 8,486            355        $ 4,114            139        $ 1,570
                                          ====        =======           ====        =======           ====        =======

*For the period from the inception of Class C Shares, December 11, 2000, through March 31, 2001.

(6) Line of Credit

The trust and other affiliated funds participate in a $1.225 billion unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to each fund for the year ended March 31, 2002, ranged from $727 to $3,744. The funds had no borrowings during the year.

(7) Financial Instruments

The trust trades financial instruments with off-balance-sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include futures contracts. The notional or contractual amounts of these instruments represent the investment the fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

                                                                                                            UNREALIZED
                                                                                                          APPRECIATION
FUND                         DESCRIPTION          EXPIRATION        CONTRACTS          POSITION         (DEPRECIATION)
----------------------------------------------------------------------------------------------------------------------
New York Fund       Municipal Bond Index           June 2002           38                Short                $ 21,246
                                                                                                              --------
Pennsylvania        Municipal Bond Index           June 2002           30                Short                $ 10,285
                                                                                                              --------
Tennessee           Municipal Bond Index           June 2002           18                Long                 $(43,750)
                                                                                                              --------
Virginia            Municipal Bond Index           June 2002           40                Short                $ 26,514
                                                                                                              --------

At March 31, 2002, the, New York, Pennsylvania, Tennessee, and Virginia funds had sufficient cash and/or securities to cover any margin requirements under these future contracts.

(8) Restricted Securities

Each fund may invest not more than 15% of its net assets in securities which are subject to legal or contractual restrictions on resale. At March 31, 2002, the funds owned the following restricted securities, excluding securities issued under Rule 144A, which may not be publicly sold without registration under the Securities Act of 1933. Each fund does not have the right to demand that such securities be registered. The value of these securities is determined by valuations furnished by dealers or by a pricing service, or if not available, in good faith at the direction of the Trustees.


                                                                                    DATE OF   PRINCIPAL
FUND                 DESCRIPTION                                                ACQUISITION      AMOUNT        COST         VALUE
----------------------------------------------------------------------------------------------------------------------------------
Mississippi Fund     Guam Power Authority Rev., RITES, AMBAC, 8.509s, 2013          5/20/99   1,000,000  $1,063,659    $ 1,086,620
                     Puerto Rico Municipal Finance Agency, RITES, FSA,
                      9.09s, 2017                                                    1/6/00     750,000     704,214        829,500
                     Puerto Rico Public Finance Corp., RITES, AMBAC, 8.84s,
                       2013                                                         9/30/99     500,000     508,407        573,890
                                                                                                                       -----------
                                                                                                                       $ 2,490,010
                                                                                                                       ===========

New York Fund        Commonwealth of Puerto Rico, RITES 7.74s, 2017                10/22/01   1,350,000  $1,634,526    $ 1,552,122
                     Guam Power Authority Rev., RITES, AMBAC, 8.509s, 2014          5/20/99     500,000     529,177        536,190
                     Niagara Falls, NY, Bridge Commission Toll Rev., RITES,
                       FGIC, 8.578s, 2015                                           5/21/99   3,500,000   3,741,451      3,829,910
                     Triborough Bridge & Tunnel Authority Rev., NY, RITES,
                      9.067s, 2017                                                  4/18/00   5,000,000   5,017,992      5,600,600
                                                                                                                       -----------
                                                                                                                       $11,518,822
                                                                                                                       ===========

North Carolina Fund  North Carolina Eastern Municipal Power, AMBAC,
                      10.225s, 2018                                                 5/26/00    6,500,000  $6,552,130   $ 7,694,050
                     Puerto Rico Highway & Transportation Authority, Rev.,
                      RITES,                                                        2/26/99    5,425,000   7,037,418     6,815,102
                      FSA, 10.363s, 2018
                     Puerto Rico Public Finance Corp., RITES, AMBAC,
                      9.113s, 2016                                                  9/30/99    1,500,000   1,471,890     1,700,520
                                                                                                                       -----------
                                                                                                                       $16,209,672
                                                                                                                       ===========

Pennsylvania Fund    Guam Power Authority Rev., RITES, AMBAC, 8.794s, 2014          5/20/99    2,170,000  $2,281,949   $ 2,327,064
                     Puerto Rico Commonwealth, RITES, XLCA, 9.34s, 2017            10/25/01    1,000,000   1,206,400     1,149,720
                     Puerto Rico Public Finance Corp., RITES, AMBAC,
                      9.113s, 2013                                                  9/30/99      500,000     507,896       573,890
                                                                                                                       -----------
                                                                                                                       $ 4,050,674
                                                                                                                       ===========

South Carolina Fund  Commonwealth of Puerto Rico, RITES, 9.113s, 2018               10/5/00    2,000,000  $2,066,433   $ 2,181,640
                     Commonwealth of Puerto Rico, RITES, 9.113s, 2019               10/5/00    1,750,000   1,794,108     1,895,425
                     Commonwealth of Puerto Rico, RITES, MBIA, 9.613s, 2020         3/30/00    2,000,000   2,043,232     2,446,560
                     Puerto Rico Electric Power Authority, FSA, 8.556s,
                      2015                                                          9/30/99    1,000,000     976,500     1,056,800
                     Puerto Rico Municipal Finance Agency, FSA, 10.09s,
                      2016                                                           1/6/00      850,000     882,124     1,034,552
                     Puerto Rico Public Finance Corp., AMBAC, 8.84s, 2013           9/30/99    1,375,000   1,398,793     1,578,197
                     Puerto Rico Public Finance Corp., AMBAC, 8.84s, 2019           3/31/99    1,300,000   1,470,326     1,438,788
                                                                                                                       -----------
                                                                                                                       $11,631,962
                                                                                                                       ===========

Virginia Fund        Guam Power Authority Rev., AMBAC, 8.794s, 2015                 5/20/99    1,010,000  $1,049,905   $ 1,068,842
                     Puerto Rico Electric Power Authority, RITES, FSA, 9,882s,
                      2017                                                           9/7/00    2,500,000   2,753,500     3,093,950
                     Puerto Rico Electric Power Authority, RITES, FSA, 9,632s,
                      2019                                                           9/7/00    1,270,000   1,341,120     1,460,881
                     Puerto Rico Electric Power Authority, RITES, FSA, 8,982s,
                      2020                                                           9/7/00    1,250,000   1,240,537     1,296,075
                     Puerto Rico Municipal Finance Agency, RITES, FSA, 10.363s,
                      2016                                                           1/6/00    1,105,000   1,143,108     1,344,918
                     Puerto Rico Municipal Finance Agency, RITES, FSA, 9.363s,
                      2017                                                           1/6/00      615,000     577,882       680,190
                     Puerto Rico Public Finance Corp., RITES, AMBAC, 9.113s,
                      2013                                                          9/30/99    2,000,000   2,031,583     2,295,560
                     Puerto Rico Public Finance Corp., RITES, AMBAC, 9.113s,
                      2016                                                          3/31/99      500,000     560,336       566,840
                                                                                                                       -----------
                                                                                                                       $11,807,256
                                                                                                                       ===========

West Virginia Fund   Commonwealth of Puerto Rico, RITES, MBIA, 9.613s, 2019         3/30/00    3,000,000  $3,076,722   $ 3,669,840
                     Puerto Rico Municipal Finance Agency, RITES, FSA, 9.09s,
                      2017                                                           1/6/00      900,000     845,680       995,400
                     West Virginia Building Commission, RITES, AMBAC, 8.633s,
                      2018                                                           5/5/99    4,520,000   4,851,723     4,689,952
                     West Virginia Building Commission, RITES, AMBAC, 8.633s,
                      2018                                                           5/5/99    1,250,000   1,341,738     1,324,775
                                                                                                                       -----------
                                                                                                                       $10,679,967
                                                                                                                       ===========

At March 31, 2002, restricted securities constituted the following percentages of each fund's net assets:

MISSISSIPPI      NEW YORK    NORTH CAROLINA       PENNSYLVANIA     SOUTH CAROLINA       VIRGINIA     WEST VIRGINIA
       FUND          FUND              FUND               FUND               FUND           FUND              FUND
------------------------------------------------------------------------------------------------------------------
        2.9%          7.1%              4.2%               5.3%               7.5%           3.5%              7.7%

(9) Change in Accounting Principle

As required, effective April 1, 2001, the funds adopted the provision of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. Prior to April 1, 2001, the funds did not accrete market discount on debt securities. Based on securities held by the funds on April 1, 2001, the cumulative effect of this accounting change had no impact on total net assets of the fund, but resulted in the following:

                           MISSISSIPPI  NEW YORK  NORTH CAROLINA  PENNSYLVANIA  SOUTH CAROLINA  TENNESSEE  VIRGINIA  WEST VIRGINIA
                                  FUND      FUND            FUND          FUND            FUND       FUND      FUND           FUND
----------------------------------------------------------------------------------------------------------------------------------
Increase in cost of
 securities                    $ 9,696  $ 76,128       $ 478,512      $ 55,178       $ 225,072  $ 58,792  $ 129,988      $ 156,609
Decrease in net
 unrealized appreciation       $(9,696) $(76,128)      $(478,512)     $(55,178)      $(225,072) $(58,792) $(129,988)     $(156,609)

The effect of this change for the year ended March 31, 2002 was the following:

                           MISSISSIPPI  NEW YORK  NORTH CAROLINA  PENNSYLVANIA  SOUTH CAROLINA  TENNESSEE  VIRGINIA  WEST VIRGINIA
                                  FUND      FUND            FUND          FUND            FUND       FUND      FUND           FUND
----------------------------------------------------------------------------------------------------------------------------------
Increase net investment
 income                        $ 3,123  $ 18,192        $ 72,498      $ 10,227        $ 42,486   $ 14,657  $ 34,512       $ 26,060
Increase (decrease) net
 unrealized appreciation
 (depreciation)                $(3,123) $ (4,034)       $     31      $ (7,510)       $   (501)  $(14,403) $(31,885)      $(25,892)
Increase (decrease) net
 realized gains (losses)       $    --  $(14,158)       $(72,529)     $ (2,717)       $(41,985)  $   (254) $ (2,627)      $   (168)

The Statement of Changes in Net Assets and Financial Highlights for prior periods have not been restated to reflect this change in presentation.

INDEPENDENT AUDITORS' REPORT

TO THE TRUSTEES OF MFS MUNICIPAL TRUST AND SHAREHOLDERS OF THE PORTFOLIOS OF MFS MUNICIPAL SERIES TRUST:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of MFS Mississippi Municipal Bond Fund, MFS New York Municipal Bond Fund, MFS North Carolina Municipal Bond Fund, MFS Pennsylvania Municipal Bond Fund, MFS South Carolina Municipal Bond Fund, MFS Tennessee Municipal Bond Fund, MFS Virginia Municipal Bond Fund, and MFS West Virginia Municipal Bond Fund (portfolios of MFS Municipal Series Trust) (the "Trust") as of March 31, 2002, the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at March 31, 2002 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of each of the aforementioned portfolios of MFS Municipal Series Trust as of March 31, 2002, the results of their operations, the changes in their net assets, and their financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
May 9, 2002

FEDERAL TAX INFORMATION (UNAUDITED)

In January 2003, shareholders will be mailed a Tax Form Summary or Form 1099-DIV, if applicable, reporting the federal tax status of all distributions paid during the calendar year 2002.

For federal income tax purposes, approximately 99% of the total dividends paid by each fund from net investment income during the year ended March 31, 2002 were designated as an exempt interest dividend.

The funds have the option to use equalization, which is a tax basis dividends paid deduction from earnings and profits distributed to shareholders upon redemption of shares.

MFS(R) MUNICIPAL SERIES TRUST

The following tables present certain information regarding the Trustees and officers of MFS Municipal Series Trust, of which the funds are series, including their principal occupations, which, unless specific dates are shown, are of more than five years duration, although the titles may not have been the same throughout.

                       NAME, POSITION WITH THE TRUST, AGE,
                PRINCIPAL OCCUPATION, AND OTHER DIRECTORSHIPS(1)

TRUSTEES

JEFFREY L. SHAMES* (born 06/02/55) Trustee, Chairman and President Massachusetts Financial Services Company, Chairman and Chief Executive Officer

JOHN W. BALLEN* (born 09/12/59) Trustee
Massachusetts Financial Services Company, President and Director

KEVIN J. PARKE* (born 12/14/59) Trustee
Massachusetts Financial Services Company, Chief Investment Officer, Executive Vice President and Director

LAWRENCE H. COHN, M.D. (born 03/11/37) Trustee
Brigham and Women's Hospital, Chief of Cardiac Surgery; Harvard Medical School, Professor of Surgery

THE HON. SIR J. DAVID GIBBONS, KBE (born 06/15/27) Trustee
Edmund Gibbons Limited (diversified holding company),
Chief Executive Officer; Colonial Insurance Company Ltd.,
Director and Chairman; Bank of Butterfield, Chairman (until 1997)

WILLIAM R. GUTOW (born 09/27/41) Trustee
Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman

J. ATWOOD IVES (born 05/01/36) Trustee
Private investor; KeySpan Corporation (energy related services), Director; Eastern Enterprises (diversified services company), Chairman, Trustee and Chief Executive Officer (until November 2000)

ABBY M. O'NEILL (born 04/27/28) Trustee
Private investor; Rockefeller Financial Services, Inc. (investment advisers), Chairman and Chief Executive Officer

LAWRENCE T. PERERA (born 06/23/35) Trustee
Hemenway & Barnes (attorneys), Partner

WILLIAM J. POORVU (born 04/10/35) Trustee
Harvard University Graduate School of Business Administration, Adjunct Professor; CBL & Associates Properties, Inc. (real estate investment trust), Director; The Baupost Fund (a mutual fund), Vice Chairman and Trustee

J. DALE SHERRATT (born 09/23/38) Trustee
Insight Resources, Inc. (acquisition planning specialists), President; Wellfleet Investments (investor in health care companies), Managing General Partner (since
1993); Paragon Trade Brands, Inc. (disposable consumer products), Director; Cambridge Nutraceuticals (professional nutritional products), Chief Executive Officer (until May 2001)

ELAINE R. SMITH (born 04/25/46) Trustee
Independent health care industry consultant

WARD SMITH (born 09/13/30) Trustee
Private investor; Sundstrand Corporation (manufacturer of highly engineered products for industrial and aerospace applications), Director (until June 1999)

(1) Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., "public companies").

* "Interested person" of MFS within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act) which is the principal federal law governing investment companies like the Trust. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

OFFICERS

JEFFREY L. SHAMES (born 06/02/55)
Trustee, Chairman and President Massachusetts Financial Services Company, Chairman and Chief Executive Officer

JAMES R. BORDEWICK, JR. (born 03/06/59)
Assistant Secretary and Assistant Clerk
Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel

STEPHEN E. CAVAN (born 11/06/53)
Secretary and Clerk
Massachusetts Financial Services Company, Senior Vice President, General Counsel and Secretary

ROBERT R. FLAHERTY (born 09/18/63)
Assistant Treasurer
Massachusetts Financial Services Company, Vice President (since August 2000); UAM Fund Services, Senior Vice President (prior to August 2000)

ELLEN MOYNIHAN (born 11/13/57)
Assistant Treasurer
Massachusetts Financial Services Company, Vice President (since September 1996)

JAMES O. YOST (born 06/12/60)
Assistant Treasurer
Massachusetts Financial Services Company, Senior Vice President

The Trust does not hold annual shareholder meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. This means that each Trustee will be elected to hold office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Each officer will hold office until his or her successor is chosen and qualified, or until he or she retires, resigns or is removed from office.

Messrs. Shames, Cohn, Gibbons, Sherratt and Smith, and Ms. O'Neill have served in their capacity as Trustee of the Trust continuously since originally elected or appointed. Messrs. Ballen, Gutow, Ives, Perera and Poorvu, and Ms. Smith were elected by shareholders and have served as Trustees of the Trust since January 1, 2002. Mr. Parke has served as a Trustee of the Trust since January 1, 2002.

Each of the Trust's Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor and, in the case of the officers, with certain affiliates of MFS. Each Trustee serves as a board member of 117 funds within the MFS Family of Funds.

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request, by calling
1-800-225-2606.

INVESTMENT ADVISER
Massachusetts Financial Services Company
500 Boylston Street
Boston, MA 02116-3741

DISTRIBUTOR
MFS Fund Distributors, Inc.
500 Boylston Street
Boston, MA 02116-3741

PORTFOLIO MANAGERS
Michael L. Dawson+
Geoffrey L. Schechter+

CUSTODIAN
State Street Bank and Trust Company

AUDITORS
Deloitte & Touche LLP

INVESTOR INFORMATION

For information on MFS mutual funds, call your investment professional or, for an information kit, call toll free: 1-800-637-2929 any business day from 9 a.m. to 5 p.m. Eastern time (or leave a message anytime).

INVESTOR SERVICE
MFS Service Center, Inc.
P.O. Box 2281
Boston, MA 02107-9906

For general information, call toll free: 1-800-225-2606 any business day from 8 a.m. to 8 p.m. Eastern time.

For service to speech- or hearing-impaired individuals, call toll free:
1-800-637-6576 any business day from 9 a.m. to 5 p.m. Eastern time. (To use this service, your phone must be equipped with a Telecommunications Device for the
Deaf).

For share prices, account balances, exchanges or stock and bond outlooks, call toll free: 1-800-MFS-TALK (1-800-637-8255) anytime from a touch-tone telephone.

WORLD WIDE WEB

www.mfs.com

+    MFS Investment Management

MFS(R) MUNICIPAL
SERIES TRUST                                                      --------------
                                                                    PRSRT STD
MFS(R) Mississippi Municipal Bond Fund                             U.S. POSTAGE
MFS(R) New York Municipal Bond Fund                                   PAID
MFS(R) North Carolina Municipal Bond Fund                              MFS
MFS(R) Pennsylvania Municipal Bond Fund                           --------------
MFS(R) South Carolina Municipal Bond Fund
MFS(R) Tennessee Municipal Bond Fund
MFS(R) Virginia Municipal Bond Fund
MFS(R) West Virginia Municipal Bond Fund

[LOGO](R)
INVESTMENT MANAGEMENT

     500 BOYLSTON STREET
     BOSTON, MA 02116-3741

                                                                          58/258
                                                                      52/252/352
                                                                      41/241/341
                                                                          30/230
                                                                          42/242
                                                                          53/253
                                                                      43/243/343
                                                                          44/244
(C)2002 MFS Investment Management.(R)
MFS(R) investment products are offered through MFS Fund
Distributors, Inc., 500 Boylston Street, Boston, MA 02116.       MST-2B-5/02/41M